 FFTW FUNDS, INC.
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                                                                   Annual Report
                                                               December 31, 2001

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 200 PARK AVENUE
 NEW YORK, NY 10166
 TELEPHONE 212.681.3000
 FACSIMILE 212.681.3250

FFTW FUNDS, INC.

  PRESIDENT'S LETTER

                                                                February 26,
2002

Dear Shareholders,

        We are pleased to present the Annual Report of FFTW Funds, Inc., for the year ended December 31, 2001.

        In our continued effort to provide easy access to our Funds, FFTW Fund's Worldwide Core Portfolio and International Portfolio are available through Fidelity (800.544.8666). In addition, the Limited Duration and International Portfolios are available through the Charles Schwab & Co., Inc. Mutual Fund Marketplace (800.225.8570).

        FFTW is pleased to invite our clients and their consultants to participate in quarterly conference calls with senior portfolio managers to discuss our Funds. These regular calls provide a forum for open discussion on current market developments and outlook and FFTW's portfolio strategy. If you are interested in participating, please call Sarah Brown at 212.681.3002 for details.

        We appreciate your participation in FFTW Funds. In our continuing effort to meet your investment needs, we would welcome the opportunity to discuss the objectives and results of each of our portfolios with you.

Sincerely,

/S/ O. John Olcay

O. John Olcay
Chairman of the Board and President
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FFTW FUNDS, INC.

  TABLE OF CONTENTS

MARKET REVIEW - General Market                                  1

PORTFOLIO REVIEWS - U.S. Portfolios                             5

PERFORMANCE - U.S. Portfolios                                   9

PORTFOLIO REVIEWS - Global and International Portfolios        13

PERFORMANCE - Global and International Portfolios              16

MARKET OUTLOOK                                                 21

SCHEDULES OF INVESTMENTS
                        U.S. Short-Term Portfolio              24
                        Limited Duration Portfolio             28
                        Inflation-Indexed Hedged Portfolio     31
                        Mortgage-Backed Portfolio              32
                        Global Tactical Exposure Portfolio     38
                        Worldwide Portfolio                    42
                        Worldwide Core Portfolio               53
                        International Portfolio                64
                        Emerging Markets Portfolio             70

STATEMENTS OF ASSETS AND LIABILITIES                           73

STATEMENTS OF OPERATIONS                                       76

STATEMENTS OF CHANGES IN NET ASSETS                            79

FINANCIAL HIGHLIGHTS                                           84

NOTES TO FINANCIAL STATEMENTS                                  93

REPORT OF INDEPENDENT AUDITORS                                111

FFTW Funds, Inc.

  Market Review
  DECEMBER 31, 2001

Global debt markets suffered a difficult first half in 2001 as investors witnessed a synchronized global economic slowdown. Although a confluence of encouraging statistics seemed to indicate that fears of a US recession were unfounded, after the dismal economic performance in the fourth quarter of 2000, the Fed acted aggressively by cutting the Fed funds rate twice for a cumulative 100 basis point ("bp") ease in January. February and March saw the economic slowdown continue, with equity prices falling amidst a slew of corporate profit warnings and rapidly weakening production and consumption data. The Fed reacted by easing another 50 bp in March with a pledge to watch further economic developments very closely. The US Treasury yield curve steepened as the longer maturity US Treasury bonds lagged amidst talk of accelerating tax cuts, which raised concerns over a reduction in the projections for Treasury debt paydowns. Spreads between 2-year US treasuries versus 30-year bonds increased by 78 bp to end the quarter at 126 bp.

In Europe, sharply lower rates in the US and dovish comments from the European Central Bank ("ECB") caused yields to fall slightly in January and February. A decline in the fourth quarter's growth rate to 2% evidenced the first indication of a lag in the German economy, while continued increases in German unemployment surveys testified to the overall European slowdown in job creation. Economic conditions and expectations continued to deteriorate rapidly throughout March. As a result, 5-year German yields declined by about 38 bp ending the quarter at about 4.3%. The yield curve steepened about 27 bp between 2-year notes and 30-year bonds with 2-year yield trading at 60 bp below the official lending rate.

At the beginning of 2001, the Bank of Japan ("BOJ") stated in its monthly report that the Japanese economy was slowing due to decelerating exports, and the NIKKEI remained at extremely depressed levels, hitting its lowest level since 1985 in March. Exports plunged 9% from fourth quarter 2002 levels as demand from the rest of Asia declined as a spill over effect of the US-led global slowdown. The BOJ cut the overnight discount rate 15 bp to 0.35% as Standard and Poor's cut its rating for Japanese sovereign debt to AA+ from AAA in February. Risk aversion sentiments, compounded with the downgrade, caused domestic investors to purchase JGBs, pushing yields down by 56 bp to a low of 0.40% on the 5-year note.

Corporate bonds in the US were afforded some relief in the first quarter from the recessionary spread levels existing at the end of December 2001. The first quarter rate cuts by the Federal Reserve induced a more positive market outlook that helped boost both US investment-grade and high-yield corporate markets. Lower yields and steeper yield curves globally contributed to credit spreads narrowing in Europe during January as well. A portion of the newly gained ground was lost in February with spreads widening out due to heavy supply and equity volatility in the US and Europe, but stabilized in March as the sector was able to insulate itself from the brutal underperformance of the global equity markets. In the US mortgage sector, higher prepayment speeds were an obstacle for investors in an otherwise supportive environment for structured product (declining yields, steepening yield curves, and declining implied volatilities.) Therefore, mortgage returns lagged those of other credit markets.

In currency markets, despite expectations that the euro's strength in the fourth quarter of 2000 would carry through to 2001, the euro again weakened versus the dollar. Having slipped close to 7% relative to the dollar during the first quarter of 2001, the euro stood at just 75% of its inception value relative to the dollar at $0.87. Market valuations implied that, even in a faltering economic state, inflows into the US were still stronger relative to those into Europe. The yen also depreciated versus the dollar losing 10% of its value during the quarter to a 12-month low of 126.

During the second quarter, market sentiments oscillated between optimism for a quick economic recovery and fears of a more prolonged recession. Massive easing by the Federal Reserve (three rate cuts this quarter cumulating to six at 275 bp in 2001), coordinated with rate cuts in Europe, the election of a "reform-minded" Prime Minister in Japan, and the passage of a tax reduction bill in the US were cause for preliminary enthusiasm. However, this enthusiasm was tempered, if not extinguished, by a slew of declining corporate profitability reports, rampant defaults, and an energy crisis that did not appear to have a solution in sight. Economic data globally continued to disappoint with GDP in both Europe and the US not expected to exceed 1%, and production numbers in Japan stuck in negative territory. A recession in the manufacturing sector was not able to impede strong consumer consumption numbers, however. Asia

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FFTW FUNDS, INC.

  MARKET REVIEW (CONTINUED)
  DECEMBER 31, 2001
and Latin America suffered from the contagion of the US slowdown, which was compounded by fears over the restructuring of Argentina. In response to benign inflation predictions, the US bond markets remained focused on an eventual economic upturn, and yields on the 10-year US Treasury note rose during the quarter ending June at 5.41%, from a low of 4.90%, while the short end of the yield curve outperformed the long end as the curve steepened by over 40 bp during the quarter. The ECB surprised markets in April by keeping rates on hold and choosing to focus on inflation, and then surprised markets again by easing 25 bp in May on the tail of the US and the UK. Uncertainty regarding the actions of the ECB caused the yield curve to steepen during the quarter, and yields in Europe rose over the quarter by 40 bp while the 10-year bund ended June at 5.10%. The major event in Japan during the quarter was the election of Junichiro Koizumi as leader of Liberal Democratic party. The markets welcomed the election outcome due to Koizumi's reputation as a reformer opposed to excessive fiscal spending. The Japanese equity market spiked on investor optimism that proved to be short-lived as weak economic data followed for the duration of the quarter. The 10-year JGB yield fell 20 bp to 1.13% during the quarter in response to forecasts for negative second quarter GDP growth, and 7-year JGB yields were near historical lows.

The lower and steeper yields during the second quarter created opportunities for investors in all spread sectors. US and non-US credit moved together with the notable exception of the telecom sector, which performed poorly in the US but was the best performing sector in Europe, despite a downgrade of British Telecom. Investment-grade corporate securities in the US led performance, experiencing 138 bp in excess returns during the second quarter, with European credit following with 76 bp. Most of the outperformance came in April and May as the Fed's smaller rate cut in June of 25 bp versus an expected 50 bp, combined with widespread profit taking, brought the rally in corporate bonds to a close. After suffering from the weak first quarter due to the heightened refinancing wave, US mortgages experienced strong performance as investors reached a comfort level with the new prepayment environment. Mortgages earned 38 bp of excess return against US Treasuries, losing some ground in the higher volatility of June.

For lack of any substitute, the dollar remained the currency of choice for most of the quarter. It suffered briefly in April following a 50 bp Fed rate cut, but as the ECB disappointed markets by not following suit, the euro was unable to gain much ground on the dollar. During the remainder of the quarter, the euro floundered amidst unclear economic policies and investors' decreasing faith in the ECB to finally stabilize at around $0.85 versus the US dollar. The market's consensus that a weakening yen is a necessary "evil" pushed the currency lower in June, ending the quarter at 124 against the dollar, despite a rally in April and May.

At the beginning of the second half of 2002, the Federal Reserve slowed down its pace of easing as the market priced in a more prolonged low rate environment. Greenspan continued to emphasize that the US slowdown had yet to show signs of recovery. Despite the rate cuts in the US, Europe and Japan, continued risk aversion by investors depressed government bond yields globally. US Treasury yields backed up over supply concerns, and the Fed lowered rates by 25 bp to 3.50% with a bias for further easing. In Europe, the ECB was viewed as slow to react to the deteriorating economic environment. Throughout July and most of August, the ECB left key lending rates unchanged despite surveys indicating further signs of deteriorating confidence within the industrial and construction sectors. In August, a rise in unemployment coupled with a drop in consumer confidence put additional pressure on the ECB to cut rates. A benign outlook on inflation eventually forced the ECB to deliver a 25 bp rate cut on August 30th. The depressed global economic and political environment exacerbated the deepening problems in Japan. The BOJ alarmed investors by easing monetary policy in August through an increase in the outstanding balance in its current account. The Japanese government bond yield curve steepened over concerns that the BOJ would be forced to target inflation at the same time that signs of a deteriorating economy abounded. Earnings were revised down significantly, and the Japanese equity market continued its slide as unemployment rose to 5% in July. Second quarter GDP was revised down to -0.8% in August as the deflationary pressures mounted on Koizumi's pro-structural reform fiscal policy. Global credit markets suffered for the third quarter despite a strong start in July. New issuance in July and August was absorbed fairly quickly in concert with the reduction in M&A activity, bank lending and capital expenditures. Rating downgrades led headline news during August with the telecommunications and auto sectors taking the hardest hits.

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FFTW FUNDS, INC.

  MARKET REVIEW (CONTINUED)
  DECEMBER 31, 2001

After September 11th, yield curves steepened globally, and US Treasury 2-year yields fell by 65 bp to end the quarter at 2.85%, while in Europe 2-year yields fell 50 bp. Price transparency declined dramatically and dealers were reluctant to assume risk. The psychological impact from the attacks caused consumer confidence to fall and sparked a dramatic decline in the US equity markets in the week following the catastrophe. The Fed reacted quickly, easing rates another 50 bp on September 17th and followed again with another rate cut on October 2nd to bring the Fed Funds rate to 2.50%. The ECB coordinated their rate cuts with the US, easing by an additional 50 bp and injected substantial liquidity into the financial markets. While US equity markets were able to rally in the final weeks of September on the aggressive actions from fiscal and monetary authorities, concerns over a potential rise in oil prices, and the uncertainty over the international political stability forced a prolonged equity sell-off in Europe. Spread products underperformed their government equivalents as investors undertook a "flight to quality" in all markets. Sectors directly affected by the tragedy suffered severely, with spreads widening out as much as 300 bp for airline issues.

The US dollar weakened in July as fears of an end to a strong dollar policy by the US permeated markets during the G7 meetings. Although the US commitment was reaffirmed, skepticism remained and the euro was able to rally 3% against the US dollar amidst better inflation news and expectations of an imminent ECB easing. In August, the weak global economic environment and US equity markets continued to provide a positive environment for the euro. The yen remained range-bound in July but strengthened in August over fears of the repatriation of assets as the end of Japan's fiscal year approached. In the immediate aftermath of the September terrorist attacks, the dollar lost 2.5% against a basket of currencies. The euro and yen temporarily rallied but neither currency posted gains against the US dollar by the end of the month. The euro finished the month at just over $0.91 versus the US dollar, almost unchanged from the end of August, and a massive intervention by the BOJ to weaken the yen caused it to finish the month down slightly.

Uncertainty surrounding the likelihood of a rebound in the US economy, together with the negative news from both the private and corporate sectors, marked a volatile and cautious fourth quarter. Companies across all industries announced earnings warnings daily, which led to a stream of large and well-publicized employee layoffs. As consumers were sensitive to the uncertain geopolitical environment, readings on confidence indicators and retail sales fell dramatically. To combat the ongoing recession, the Fed lowered rates during the October 2nd and November 6th FOMC meetings, each time by 50 bp, with an additional 25 bp on December 11th. These brought the total rate cuts in the US for the year 2001 to an unprecedented 4.75%. A $6 billion US Treasury 10-year benchmark note issuance surprised the market in early October, but 10-year US Treasury yields still dropped 36 bp to 4.23%, and the 30-year US Treasury dropped 55 bp to 4.87% over the course of the month after the US Treasury suspended the issuance of additional 30-year bonds. In November, US Treasury yields rose dramatically due to preliminary signs of an early economic recovery, stabilization of the equity markets, receding fears over terrorism threats and concerns over a potential flood of supply from corporate debt issuers. The markets underwent a massive sell-off as year-end illiquidity was met with larger than expected convexity hedging activities. Despite a weaker than expected employment report in December, positive indicators from non-manufacturing sectors helped the market participants shift their focus to a quicker and steeper recovery in 2002. As a result, yields rose sharply in December and US Treasury 10-year yields ended the year yielding 5.05%.

In Europe, the economy remained weak as investors' fears regarding the implications of the situation in Afghanistan and their effect on the markets drove confidence and consumption lower. News of rising unemployment throughout the Euro-zone pushed business confidence down to its lowest point since 1993, causing production and manufacturing sectors to decline rapidly. It was only after the largest drop in 25 years in the IFO index, Europe's most closely watched sentiment indicator, and the November 6th Fed rate cut in the US of yet another 50 bp, that the ECB relented and eased the key interest rate by 50 bp to 3.25%. The European yield curve flattened in October, while yields fell 39 bp from September 30 levels to 4.40% in 10-year German bunds. Despite the bleak economic landscape, yields in Europe and the UK rose with the US in November and December on the hopes that the US would pull itself out of the economic slowdown ahead of schedule and lead a European recovery. The yields on 10-year German bunds

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FFTW FUNDS, INC.

  MARKET REVIEW (CONTINUED)
  DECEMBER 31, 2001
increased to 4.56% from 4.27% in November and rose another 30 bp in December. In Japan, the depressed economic environment continued, and both real GDP growth and core CPI were revised down further in October. The Koizumi cabinet maintained its fiscally restrained reformist style, however, a supplementary budget package requiring 1.3 trillion yen of extra JGB issuance was approved in November. The Bank of Japan again exhibited its willingness to provide the necessary liquidity to support the government's policies. But neither this increased supply nor the downgrades by S&P and Moody's of Japan's long-term debt rating had any measurable impact on the market. The yields on 10-year JGBs traded in a 12 bp range during October and November, ending the quarter largely unchanged.

Credit spreads tightened at the start of the fourth quarter from post-September 11th levels as corporates rallied briefly in conjunction with the equity bounce and improved trading volumes, but by the end of October, both a record amounts of supply and ratings downgrades pushed out spreads. However, in European markets, the coordinated easings of US and European central banks as well as positive retail sales indicators supported a rally, with autos and telecoms leading the way. In November and December, sector selection was key to market outperformance. Utilities suffered, as investors reacted to the collapse of Enron, and continued to underperform other sectors in December. Industrials outperformed financials in both the US and Europe as corporate indices had relatively higher performance than their sovereign counterparts as a whole. Structured products had a less volatile month, but high prepayment rates in the residential mortgage market as a result of the historically low financing rates proved difficult for market participants and mortgages lagged US Treasuries slightly.

The US dollar's appreciating trend was halted in the fourth quarter as volatile domestic equity markets and the situation in Afghanistan dispelled its safe-harbor status among currency investors. The US dollar rebounded slightly against the yen in October and against the euro in November as terrorism fears began to recede, only to stumble as the equity markets declined during the Enron debacle in December. The yen staged a brief rally in November after the Bank of Japan announced its resistance against further easing measures. However, in December, monetary and fiscal authorities backtracked and admitted the necessity of a weakening yen. This caused the yen to depreciate nearly 7% against the dollar and over 5% versus the euro. The euro enjoyed a stable fourth quarter after a volatile first half of 2001 and traded in a narrow range during December as financial markets discounted a gradual US-led global recovery.

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FFTW Funds, Inc.

  Portfolio Reviews - U.S. Portfolios
  DECEMBER 31, 2001

U.S. SHORT-TERM PORTFOLIO
LIMITED DURATION PORTFOLIO

The Portfolios invest in similar type short and intermediate term investments and only differ on a duration basis with the U.S. Short-Term positioned with a shorter duration and Limited Duration positioned with a longer duration.

The Portfolios started off the first quarter with an overweight duration position, an allocation to the mortgage sector, and an overweight allocation to the asset-backed securities sector to take advantage of wider spreads. The duration and asset-backed positions detracted from performance, while the mortgages kept pace with the benchmark over the quarter. In the second quarter, we maintained several tactical duration positions using 5-year US Treasury Notes expressing our view that interest rates would fall and the yield curve was too steep. This position detracted from total performance. The overweight position in the asset-backed sector was maintained from the previous quarter and had a marginally positive impact on performance.

During the third quarter, we re-established our 5-year yield curve position, which initially added to performance, but then more than gave up its gains after the September 11 attacks. An overweight position in the ABS sector was a positive contributor to performance in spite of the marginal spread widening. The fourth quarter was the most difficult in terms of performance. Not only did our yield curve position hurt performance but our allocation to spread markets detracted as well on the back of year-end spread widening.

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FFTW FUNDS, INC.

  PORTFOLIO REVIEWS - U.S. PORTFOLIOS (CONTINUED)
  DECEMBER 31, 2001

INFLATION-INDEXED HEDGED PORTFOLIO

We maintained a strategic overweight in duration throughout the first quarter of 2001. With US economic activity continuing the sharp deceleration that began in late 2000, we believed the source of the slowdown, specifically the over-investment by businesses, would take a considerable amount of time to recover. With an unstable equity market and a marked loss in consumer confidence, the Federal Reserve adopted an aggressive stance to ease monetary policy by making a surprise inter-meeting rate cut in January followed by another 100bps of reduction in its two subsequent meetings. As a natural extension to the easier monetary policy, particularly when combined with the increased probability of near term tax cuts and a potentially deteriorating fiscal situation, the yield curve in the US steepened dramatically in the first quarter. Aside from interest rate cuts, the front end of the curve also benefited from a flight to quality from riskier investments such as equities.

After the strong first quarter of performance by the US government bond market, long-term interest rates backed up substantially in the second quarter of 2001. Expectations for a combination of stimulative fiscal measures and additional lowering of short-term rates by the Federal Reserve provided optimism for a quick economic recovery. At the same time, corporations took advantage of the lower rate environment to raise capital through the corporate bond market. The record debt supply in that sector, coupled with attractive yield spreads, dampened the demand for US government bonds.

During the quarter, the portfolio maintained a strategic duration overweight in the 10-year sector during June in anticipation of a further decline in US economic growth. This position added to returns due to the excellent carry in this portion of the curve. Contrary to the consensus, we believed the recessionary conditions in the manufacturing industries, a rising unemployment rate, combined with the deterioration of corporate earnings would further erode the overall economy. However, expectation by others for a V-shaped economic recovery, stemming from the perceived corrective actions from the monetary and fiscal fronts, lifted consumer confidence. Robust demand, particularly in the more interest rate sensitive housing and automobile markets, continued to provide growth domestically. In light of our expectation for additional US Treasury supply, the portfolio held a yield curve flattening position during May and June that also added to performance. The government sector staged high absolute returns as interest rates declined dramatically during the second quarter. US Treasury securities benefited from the "flight to quality," and short-term interest rates being cut by a drastic 1.75% between July and Oct 2. On the back of the tragic events on September 11, risk aversion dominated, placing a premium on US government securities. With financial markets temporarily closed and major government bond inter-dealer brokers severely affected by the events, there was considerable difficulty in settling transactions in US treasury securities. The liquidity of the market had been dramatically reduced resulting in markedly higher transaction costs.

The portfolio held two overweight duration positions in 30-year Treasury Inflation Protected Securities that contributed positively to relative returns. These positions were driven by the increasing probability of a prolonged slowdown in economic growth, which would provide a positive environment for bonds. Enormous volatility continued during the fourth quarter in the US Treasury market. Economic uncertainty post September 11, the suspension of further 30-year US Treasury bond issuance, the collapse of Enron, and year-end illiquidity all contributed to wide swings in interest rate direction. In light of this extreme volatility and illiquidity, active positions were modest during this quarter and were rebalanced broadly in line with benchmark allocations. The market rallied significantly in October and early November before selling off in dramatic fashion during the latter half of the period as military success in Afghanistan and signs of economic recovery emerged.

At the US Treasury's quarterly refunding announcement in (month), a surprise move to suspend further 30-year issuance prompted high demand for the outstanding 30-year benchmark bond in anticipation of a perceived scarcity of long-dated US Treasury assets. We initiated a curve flattening trade as a result to overweight the 30-year sector. (When? 4th Qtr?) We believed it was the beginning of a significant technical trend for this bond to outperform the rest of the yield curve for several reasons. On the supply front, with lower growth of tax receipts and greater fiscal spending, the US Treasury would be required to increase its borrowing in the front end of the yield curve given its

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FFTW FUNDS, INC.

  PORTFOLIO REVIEWS - U.S. PORTFOLIOS (CONTINUED)
  DECEMBER 31, 2001
commitment to lower long term interest rates to assist economic recovery. In regards to fundamentals, inflation was likely to remain benign given the lack of pricing power and if economic growth resumed, the scenario would favor long-dated assets as the front end would begin to price in Fed tightening. Our expectation came to fruition in late November, and we subsequently took profits on this position.

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FFTW FUNDS, INC.

  PORTFOLIO REVIEWS - U.S. PORTFOLIOS (CONTINUED)
  DECEMBER 31, 2001

MORTGAGE-BACKED PORTFOLIO

The first quarter of 2001 began with the Federal Reserve cutting the Fed Funds rate by 50 basis points on January 3. Mortgage-backed securities performed well as the yield curve steepened and implied option volatility declined. US interest rates continued to fall as the Federal Reserve cut the Funds rate by 50 basis points at both the February and March meetings. Ten-year US Treasury yields dropped below 5% and mortgage origination rates fell below 7.00%. The drop in interest rates spurred a significant prepayment wave. Mortgage-backed securities under-performed toward the end of the quarter as prepayment speeds exceeded expectations. Prepayment sensitive issues including premium pass-throughs and interest-only securities performed poorly.

The Federal Reserve cut rates in the second quarter by a total of 125 basis points. The yield curve continued to steepen as the 2 year to 10 year spread moved from 74 to 120 basis points at quarter end. Ten-year yields sold off by 50 basis points and mortgage origination rates moved back above 7%. In June, the refinancing index dropped below 1500 for the first time all year. Higher interest rates and the steeper yield curve helped mortgage-backed securities perform well during the second quarter. Current coupon OAS was tighter by 2 basis points during the quarter as the market got comfortable with prepayment speeds and new mortgage supply began to slow down.

The bond market rallied sharply in the third quarter as the US economy continued to show weakness. The Federal Reserve moved aggressively following the terrorist attacks on September 11 and moved the funds rate to 3%. Ten-year yields dropped to 4.5% and mortgage origination rates fell to 6.5%. The yield curve steepened further as the 2-10 spread moved to 174 basis points at quarter end. Implied option volatility rose to 16.6%. Mortgage-backed securities performed very well during the quarter despite the sharp drop in interest rates. Strong investor demand from banks, the federal agencies, money managers and CMO traders helped absorb increased supply from the originators.

Rate cuts at all three of the Federal Reserve meetings during the fourth quarter left the Federal Funds rate at 1.75%. The portfolio started the quarter with a neutral allocation to residential mortgages as interest rates dropped toward generational lows. Valuations were relatively rich as the mortgage market faced the largest refinancing wave in history. Anticipated monthly supply was in excess of $100 billion. The Mortgage Banker's Association traders Refinancing Index reached an all-time high of 5200 in mid October as borrowers responded aggressively to the lowest mortgage rates in 30 years. Supply caused spreads to widen but only moderately as hedge funds and CMO traders added to positions on weakness.

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FFTW FUNDS, INC.

  PERFORMANCE - U.S. PORTFOLIOS
  DECEMBER 31, 2001
U.S. SHORT-TERM PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital and to maintain liquidity by investing primarily in high-quality fixed income securities with an average U.S. dollar-weighted duration of less than one year. U.S. Short-Term is not a money market fund and its shares are not guaranteed by the U.S. Government.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN
U.S. SHORT-TERM PORTFOLIO, THE MERRILL LYNCH 1-2.99 YEAR
TREASURY INDEX, AND THE MERRILL LYNCH 3-6 MONTH TREASURY INDEX

           U.S. SHORT-    MERRILL LYNCH 1-2.99   MERRILL LYNCH 3-6
          TERM PORTFOLIO  YEAR TREASURY INDEX   MONTH TREASURY INDEX
12/6/89         $100,000             $100,000
12/31/89        $100,489             $100,208
3/31/90         $102,487             $101,102
6/30/90         $104,518             $103,934
9/30/90         $106,676             $106,406
12/31/90        $109,039             $109,945
3/31/91         $110,885             $112,364
6/30/91         $112,505             $114,576
9/30/91         $114,378             $118,428
12/31/91        $116,012             $122,786
3/31/92         $116,971             $122,978
6/30/92         $118,063             $126,515
9/30/92         $119,214             $130,286               $100,000
12/31/92        $120,018             $130,524               $100,737
3/31/93         $120,957             $133,405               $101,685
6/30/93         $121,741             $134,843               $102,479
9/30/93         $122,801             $136,777               $103,374
12/31/93        $123,480             $137,585               $104,206
3/31/94         $124,367             $136,899               $104,936
6/30/94         $125,219             $137,012               $106,066
9/30/94         $126,703             $138,362               $107,284
12/31/94        $128,185             $138,367               $108,622
3/31/95         $130,198             $143,014               $110,534
6/30/95         $131,956             $147,599               $112,351
9/30/95         $133,709             $149,817               $113,997
12/31/95        $135,486             $153,587               $115,734
3/31/96         $137,136             $154,100               $117,169
6/30/96         $138,765             $155,655               $118,740
9/30/96         $140,751             $158,227               $120,433
12/31/96        $142,893             $161,236               $122,103
3/31/97         $144,649             $162,301               $123,647
6/30/97         $146,629             $165,878               $125,514
9/30/97         $148,618             $169,130               $127,333
12/31/97        $150,167             $171,967               $129,060
3/31/98         $152,328             $174,493               $130,821
6/30/98         $154,332             $177,161               $132,671
9/30/98         $157,143             $182,615               $134,685
12/31/98        $158,565             $184,000               $136,238
3/31/99         $160,283             $185,104               $137,821
6/30/99         $161,341             $186,160               $139,407
9/30/99         $163,185             $188,508               $141,224
12/31/99        $165,315             $189,637               $142,960
3/31/00         $167,482             $192,013               $144,944
6/30/00         $170,335             $195,310               $147,299
9/30/00         $173,370             $199,418               $149,563
12/31/00        $176,872             $204,800               $152,100
3/31/01         $179,787             $210,442               $154,700
6/30/01         $181,873             $212,916               $156,473
9/30/01         $184,395             $220,109               $158,437
12/31/01        $185,340             $221,809               $159,499

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2001:

                                               Five             Ten             Since
                             One Year         Years            Years            Inception*
U.S. SHORT-TERM PORTFOLIO      4.79%            5.34%            4.79%            5.24%
Merrill Lynch 1-2.99 Year
  Treasury Index               8.31%            6.58%            6.09%            6.82%
Merrill Lynch 3-6 Month
  Treasury Index               4.84%            5.49%             N/A             5.17%

    * U.S. Short Term Portfolio commenced operations on December 6, 1989. ** Effective March 1, 2001, the Portfolio changed its primary benchmark from the IBC Money Fund Report Averages to the Merrill Lynch 1-2.99 Year Treasury Index to satisfy SEC requirements that a broad-based market index that has been in effect for at least ten years be provided. This index reflects a portfolio of securities with a longer term duration than the U.S. Short-Term Portfolio and would be typically subject to greater fluctuation (and higher yield) than the Portfolio. Management believes that the Merrill Lynch 3-6 Month Treasury Notes and Bond Index more accurately reflects the types of instruments in which the Portfolio invests and therefore provides a better benchmark for investors.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

FFTW FUNDS, INC.

  DECEMBER 31, 2001

Performance data, for the Portfolio and Index, represents past results and are not indicative of future performance of the Portfolio or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

FFTW FUNDS, INC.

  DECEMBER 31, 2001

LIMITED DURATION PORTFOLIO seeks to maintain a stable level of total return as may be consistent with the preservation of capital by investing primarily in high-quality debt securities with an average U.S. dollar-weighted duration of less than three years and by using interest rate hedging as a stabilizing technique.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN
LIMITED DURATION PORTFOLIO AND THE MERRILL LYNCH 1-2.99
YEAR TREASURY INDEX

          LIMITED DURATION  MERRILL LYNCH 1-2.99
             PORTFOLIO      YEAR TREASURY INDEX
7/26/93           $100,000             $100,000
9/30/93           $101,606             $101,223
12/31/93          $101,849             $101,821
3/31/94           $101,367             $101,313
6/30/94           $101,212             $101,397
9/30/94           $102,277             $102,396
12/31/94          $102,146             $102,405
3/31/95           $105,756             $105,840
6/30/95           $109,315             $109,238
9/30/95           $110,737             $110,884
12/31/95          $113,635             $113,668
3/31/96           $114,237             $114,050
6/30/96           $115,440             $115,202
9/30/96           $117,116             $117,101
12/31/96          $119,634             $119,336
3/31/97           $120,654             $120,125
6/30/97           $123,458             $122,772
9/30/97           $126,252             $125,178
12/31/97          $128,170             $127,278
3/31/98           $129,931             $129,148
6/30/98           $132,044             $131,123
9/30/98           $136,012             $135,160
12/31/98          $136,869             $136,184
3/31/99           $138,162             $136,999
6/30/99           $138,231             $137,778
9/30/99           $139,631             $139,515
12/31/99          $140,806             $140,354
3/31/00           $142,695             $142,113
6/30/00           $145,424             $144,552
9/30/00           $148,624             $147,593
12/31/00          $152,807             $151,576
3/31/01           $156,570             $155,752
6/30/01           $158,535             $157,583
9/30/01           $163,492             $162,907
12/31/01          $164,205             $164,165

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2001:

                                                            Five            Since
                                          One Year         Years            Inception*
LIMITED DURATION PORTFOLIO                  7.46%            6.55%            6.05%

Merrill Lynch 1-2.99 Year Treasury Index    8.31%            6.58%            6.05%

    * Limited Duration Portfolio commenced operations on July 26, 1993.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Performance data, for the Portfolio and Index, represents past results and are not indicative of future performance of the Portfolio or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

FFTW FUNDS, INC.

  DECEMBER 31, 2001

INFLATION-INDEXED HEDGED PORTFOLIO seeks to attain a high level of total return in excess of inflation as may be consistent with the preservation of capital.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN
INFLATION-INDEXED HEDGED PORTFOLIO AND THE LEHMAN BROTHERS
U.S. TREASURY INFLATION NOTES INDEX

          INFLATION-INDEXED  LEHMAN BROTHERS U.S. TREASURY
           Hedged Portfolio          Inflation Notes Index
1/2/01             $100,000                       $100,000
3/31/01            $103,494                       $104,821
6/30/01            $105,231                       $106,523
9/30/01            $107,809                       $108,170
12/31/01           $106,538                       $106,994

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2001:

                                                                     Since
                                                                     Inception*
INFLATION-INDEXED HEDGED PORTFOLIO                                     6.54%

Lehman Brothers U.S. Treasury Inflation Notes Index                    6.99%

    * Inflation-Indexed Hedged Portfolio commenced operations on January 2,
    2001.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Performance data, for the Portfolio and Index, represents past results and are not indicative of future performance of the Portfolio or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

FFTW FUNDS, INC.

  DECEMBER 31, 2001

MORTGAGE-BACKED PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in mortgage-related securities, maintaining an average U.S. dollar-weighted duration in the range of two to six years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN
MORTGAGE-BACKED PORTFOLIO AND THE LEHMAN
MORTGAGE-BACKED SECURITIES INDEX

          MORTGAGE-BACKED  LEHMAN MORTGAGE-BACKED
                Portfolio        Securities Index
4/28/96          $100,000                $100,000
6/29/96          $101,127                $100,742
9/29/96          $103,620                $102,804
12/30/96         $106,539                $105,765
3/30/97          $107,319                $105,894
6/29/97          $111,580                $109,903
9/29/97          $114,846                $113,119
12/30/97         $117,400                $115,796
3/30/98          $119,395                $117,681
6/29/98          $121,656                $119,704
9/29/98          $125,786                $122,879
12/30/98         $126,115                $123,863
3/30/99          $127,960                $125,076
6/29/99          $126,548                $124,510
9/29/99          $127,268                $125,667
12/30/99         $127,638                $126,155
3/30/00          $130,276                $127,888
6/29/00          $133,149                $130,781
9/29/00          $137,484                $135,008
12/30/00         $142,442                $140,242
3/30/01          $145,285                $144,073
6/29/01          $146,419                $145,532
9/29/01          $152,264                $151,667
12/30/01         $151,606                $151,766

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2001:

                                                          Five            Since
                                              One Year   Years            Inception*
MORTGAGE-BACKED PORTFOLIO                       6.43%      7.31%            7.60%

Lehman Mortgage-Backed Securities Index         8.22%      7.49%            7.62%

    * Mortgage-Backed Portfolio commenced operations on April 29, 1996.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Performance data, for the Portfolio and Index, represents past results and are not indicative of future performance of the Portfolio or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

FFTW Funds, Inc.

  Portfolio Reviews - Global and International Portfolios
  DECEMBER 31, 2001

GLOBAL TACTICAL EXPOSURE PORTFOLIO
WORLDWIDE PORTFOLIO
WORLDWIDE CORE PORTFOLIO
INTERNATIONAL PORTFOLIO

All of the global and international portfolios invest in similar securities, financial futures contracts, and forward foreign exchange contracts. The main difference among the portfolios relates to positions in the US markets and the currency hedging ratios into the US dollar.

European duration exposure detracted from both the Worldwide and International portfolios' performance in the first quarter. In March, an underweight duration position in Japanese bonds had a positive impact on performance. In foreign exchange, the portfolio was overweight the US dollar versus the yen in January and March, which contributed significantly to returns. The portfolio was also overweight euro versus US dollar, which had a negative impact on relative performance. Within European currencies, the portfolio was overweight sterling versus euro in late February, which detracted marginally from returns. The International Portfolio held a modestly overweight dollar bloc duration that detracted from performance. US duration and yield curve positions also had a negative impact on the Worldwide and Worldwide Core Portfolios' performance. In spread product, both Worldwide and International portfolios were overweight US agencies, which added to performance through yield enhancement and narrowing spreads. An overweight position in both European and US corporates contributed to performance as spreads narrowed. However, asset-backed securities detracted modestly. In the Worldwide portfolios, underweighting mortgages at the end of the quarter helped returns, while mortgage-backed security holdings overall were negative, due to spread widening and security selection.

The portfolios were all neutral European duration during the second quarter, however, a brief yield curve flattening position held in early May detracted from returns. In general, European country selection did not significantly impact the portfolios with an overweight in Danish bonds versus German bunds position was closed out in mid-April. In early May, an overweight UK gilts versus German bunds was initiated, detracting from returns slightly. Japanese bond duration exposures did little to affect returns during the quarter. Inter-bloc currency positions did not affect performance, however intra-bloc currency positions subtracted from returns. Specifically, an overweight Australian dollar versus US dollar added to performance in April/May while subtracting significantly from returns in June. All Worldwide and International Portfolios held three overweight US duration positions during the quarter, which detracted from returns. In spread product, the Worldwide and Worldwide Core Portfolios retained an overweight of US agencies relative to US Treasuries that contributed positively to performance, however, security selection in mortgage-backed securities detracted from returns even though the mortgage allocation was held neutral. International and Worldwide portfolios continued to overweight the allocation to corporates and asset-backed securities and both sector contributed to relative performance as swap spreads narrowed.

The shift from a neutral European duration position at the beginning of the third quarter to an overweight position late in September, as well as an overweight duration in the US added to returns. However, a yield curve flattening position held both in the US and Europe detracted significantly from returns after September 11, as Intra-European country selection had a positive impact on performance as the portfolio was overweight 30-year German bunds versus UK gilts in mid-July and again in early August. The portfolio was underweight Japanese duration throughout the quarter, which added slightly to relative returns. Also contributing to performance was a JGB yield curve flattener, which was closed out in mid-July. An overweight Eurozone versus Japan duration held in August subtracted significantly from incremental performance. In G-3 foreign exchange, the portfolio was overweight the US dollar versus the yen in July, which added to returns. In August, an overweight Euro versus the US dollar position also contributed to returns. An overweight Euro versus yen position held in August subtracted significantly from incremental performance. Net intra-bloc currency positions did not impact the portfolios. Credit had its first negative impact for the year in the third quarter as spreads versus US Treasuries increased dramatically due to a flight to quality after the September 11 attacks. High quality sectors, such as ABS and supranational, were able to withstand the spread widening and added to returns.

FFTW FUNDS, INC.

  DECEMBER 31, 2001
The Worldwide and Worldwide Core Portfolios' performance was positively affected by an overweight allocation to US agencies.

Over the course of the fourth quarter, both the Worldwide and International portfolios remained overweight in both US and European duration, which negatively impacted returns. A yield curve flattening position between the 10 year and 30 year securities in Europe and the US contributed to performance. A short duration in JGB's helped the portfolios' relative return. While intra-bloc duration positions in the US (overweight Canada) and in Europe (German bunds versus UK gilts) also contributed to return.

In inter-bloc foreign exchange, the portfolios were overweight the US dollar versus the yen in October, and again in late December, with the net result adding to incremental performance. In December, the portfolios were overweight the Euro versus the US dollar, which had a negligible impact on incremental returns. In the Worldwide and Worldwide Core portfolios, the US agency overweight was reduced to neutral at a profit. Our mortgage allocation was moved to an overweight in December which contributed to performance. A significant rally in corporate markets in November helped increase returns across all portfolios.

FFTW Funds, Inc.

  DECEMBER 31, 2001

EMERGING MARKET PORTFOLIO

The US economic slowdown and country specific forces dominated spread fluctuations in emerging markets during the first quarter of 2001. Towards the end of the quarter, the negative outlook for Argentina stemming from its lack of economic growth and high debt burden coupled with Turkey's devaluation contributed to the widening spread levels. Contagion concerns from the crisis in Argentina negatively impacting the Latin American region proved be an ongoing issue for emerging market investors. With Asia vulnerable to US equity market weakness, sovereign Eastern Europe and Africa credits generally provided a source of relative outperformance. An overweight position in Russia contributed to returns while an overweight in Brazil detracted significantly from performance in the first quarter.

Despite the negative press around the Latin American region, Argentina and Brazil specifically, during the second quarter, emerging market bonds performed strongly in the second quarter. The EMBI Global index rose 3.45%, led by Europe and Africa, while Latin America and Asia lagged. In Europe & Africa, Russia and Ukraine led, with strong performances also from Turkey, Nigeria and the Ivory Coast. In Latin America, Argentina's problems, despite the market's initial confidence in Cavallo, led the region lower, falling -3.4%. Brazil followed, while Mexico outperformed given its relatively high credit rating. An underweight position in Latin America, predominantly in Argentina and Brazil added to relative performance as did the continuing overweight in Russia.

During the third quarter, emerging markets endured two devastating months (July and September), losing 10% against US Treasuries, half of which came in September. The attacks inflated the market's perceived geopolitical premium and the EMBI+ spread spiked to over 1000 bps in September. In July, investors focused on more sector specific concerns over Argentina's downgrade and possibilities over defaults were the major driver for underperformance. The Latin American region led underperformance with positive news regarding Russia helping the Eastern European region. The exposure to Argentina was closed out in August, subtracting significantly from returns in August as Argentina rallied on the back of an IMF bailout package. However, the underweight position in Argentina contributed to returns over the quarter.

In the fourth quarter, S&P downgraded Argentina to a default rating after the government announced an exchange of bonds for new securities to reduce financing costs. Due to the Argentina exchange and plummeting bond prices, the Argentina component of the EMBI Global Constrained was decreased to 3.86%. However, just as important as Argentina's default, the fourth quarter saw a decoupling of the market from Argentina. Ecuador, Peru, Ukraine and the Ivory Coast were strong performers during the fourth quarter. Overweight positions in these countries added to returns. The zero exposure position in Argentina contributed significantly to returns.

FFTW FUNDS, INC.

  PERFORMANCE - GLOBAL AND INTERNATIONAL PORTFOLIOS
  DECEMBER 31, 2001
GLOBAL TACTICAL EXPOSURE PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in foreign currencies, with an average U.S. dollar-weighted duration of less than eight years and by actively utilizing currency hedging techniques.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISION OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN
GLOBAL TACTICAL EXPOSURE PORTFOLIO AND THE JP MORGAN 3-MONTH
EURODEPOSIT INDEX

           GLOBAL TACTICAL   JP MORGAN 3-MONTH
          EXPOSURE PORFOLIO  EURODEPOSIT INDEX
9/13/95            $100,000           $100,000
9/29/95             $99,563           $100,220
12/30/95           $103,804           $101,771
3/30/96            $103,380           $103,182
6/29/96            $104,705           $104,602
9/29/96            $105,768           $106,158
12/30/96           $107,104           $107,694
3/30/97            $110,902           $109,176
6/29/97            $111,760           $110,833
9/29/97            $115,001           $112,481
12/30/97           $116,502           $114,154
3/30/98            $117,284           $115,794
6/29/98            $120,161           $117,447
9/29/98            $123,413           $119,241
12/30/98           $126,034           $120,798
3/30/99            $126,818           $122,350
6/29/99            $128,172           $123,849
9/29/99            $129,379           $125,404
12/30/99           $129,691           $127,535
3/30/00            $128,115           $129,483
6/29/00            $129,138           $131,566
9/29/00            $131,900           $133,802
12/30/00           $135,860           $136,198
3/30/01            $137,977           $138,471
6/29/01            $138,970           $140,251
9/29/01            $137,837           $141,884
12/30/01           $140,184           $142,908

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2001:

                                                              Five      Since
                                                  One Year    Year      Inception*
GLOBAL TACTICAL EXPOSURE PORTFOLIO                  3.18%      5.59%      5.50%

JP Morgan 3-Month Eurodeposit Index                 4.93%      5.82%      5.83%

    * The Portfolio redeemed all of its assets on December 30, 1994, and began selling shares again on September 14, 1995. The total return (on an annualized basis) from its original inception of March 25, 1993 through December 30, 1994, was 5.39%, versus the JP Morgan 3-Month Eurodeposit Index, which had an annualized return of 4.05% for the same period. The return stated is for the period commencing
      September 14, 1995.

Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower.

FFTW FUNDS, INC.

  DECEMBER 31, 2001

Performance data, for the Portfolio and Index, represents past results and are not indicative of future performance of the Portfolio or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

FFTW FUNDS, INC.

  DECEMBER 31, 2001

WORLDWIDE PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in both U.S. dollars and foreign currencies, with an average U.S. dollar-weighted duration of less than eight years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000
INVESTMENT IN WORLDWIDE PORTFOLIO AND
THE LEHMAN BROTHERS GLOBAL AGGREGATE INDEX (UNHEDGED)

          WORLDWIDE   LEHMAN BROTHERS GLOBAL
          PORTFOLIO  AGGRGATE INDEX (UNHEDGED)
4/15/92    $100,000                   $100,000
6/30/92    $102,026                   $105,517
9/30/92    $106,602                   $110,358
12/31/92   $109,591                   $108,048
3/31/93    $115,481                   $112,848
6/30/93    $120,381                   $115,839
9/30/93    $125,952                   $119,863
12/31/93   $126,973                   $120,009
3/31/94    $122,213                   $118,444
6/30/94    $121,395                   $118,285
9/30/94    $123,844                   $119,665
12/31/94   $124,118                   $120,275
3/31/95    $128,481                   $130,024
6/30/95    $133,714                   $137,059
9/30/95    $133,825                   $138,539
12/31/95   $139,734                   $143,913
3/31/96    $137,514                   $141,621
6/30/96    $138,612                   $142,761
9/30/96    $142,646                   $146,486
12/31/96   $147,791                   $150,980
3/31/97    $143,256                   $146,461
6/30/97    $147,089                   $150,995
9/30/97    $150,822                   $154,413
12/31/97   $152,126                   $156,687
3/31/98    $152,918                   $158,632
6/30/98    $157,131                   $162,030
9/30/98    $171,043                   $174,297
12/31/98   $175,825                   $178,189
3/31/99    $169,272                   $172,429
6/30/99    $163,327                   $167,280
9/30/99    $168,326                   $171,670
12/31/99   $166,370                   $168,968
3/31/00    $166,167                   $169,078
6/30/00    $166,033                   $169,921
9/30/00    $164,407                   $167,950
12/31/00   $171,790                   $174,335
3/31/01    $169,492                   $171,856
6/30/01    $167,871                   $170,772
9/30/01    $177,272                   $181,344
12/31/01   $174,193                   $177,074

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2001:

                                                            Five            Since
                                          One Year         Years            Inception*
WORLDWIDE PORTFOLIO                         1.40%            3.34%            5.88%
Lehman Brothers Global Aggregate Index
  (Unhedged)                                1.57%            3.24%            6.05%

     * Worldwide Portfolio commenced operations on April 15, 1992.

Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower.

Performance data, for the Portfolio and Index, represents past results and are not indicative of future performance of the Portfolio or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

FFTW FUNDS, INC.

  DECEMBER 31, 2001

WORLDWIDE CORE PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in both U.S. dollars and foreign currencies, with an average U.S. dollar-weighted duration of less than eight years and by actively utilizing currency hedging techniques.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN
WORLDWIDE CORE PORTFOLIO AND LEHMAN BROTHERS
GLOBAL AGGREGATE INDEX (HEDGED)

            WORLDWIDE      LEHMAN BROTHERS GLOBAL
          CORE PORTFOLIO  AGGREGATE INDEX (HEDGED)
5/19/92         $100,000                  $100,000
6/30/92         $101,052                  $101,525
9/30/92         $105,737                  $104,838
12/31/92        $105,847                  $106,058
3/31/93         $111,055                  $109,925
6/30/93         $113,788                  $112,788
9/30/93         $118,782                  $116,230
12/31/93        $119,489                  $118,124
3/31/94         $114,731                  $114,485
6/30/94         $116,049                  $112,549
9/30/94         $128,188                  $112,931
12/31/94        $128,853                  $114,000
3/31/95         $130,905                  $119,390
6/30/95         $132,853                  $125,857
9/30/95         $135,368                  $129,232
12/31/95        $143,017                  $134,700
3/31/96         $142,899                  $133,886
6/30/96         $145,794                  $135,903
9/30/96         $150,829                  $139,782
12/31/96        $157,367                  $144,451
3/31/97         $159,115                  $144,899
6/30/97         $164,219                  $149,952
9/30/97         $172,119                  $155,017
12/31/97        $177,188                  $159,315
3/31/98         $180,367                  $162,850
6/30/98         $185,556                  $166,618
9/30/98         $196,055                  $174,399
12/31/98        $197,614                  $175,274
3/31/99         $197,853                  $176,606
6/30/99         $196,121                  $175,305
9/30/99         $196,163                  $175,755
12/31/99        $197,232                  $176,653
3/31/00         $201,540                  $180,378
6/30/00         $204,375                  $183,254
9/30/00         $209,669                  $187,539
12/31/00        $218,506                  $194,886
3/31/01         $225,561                  $200,610
6/30/01         $226,431                  $201,849
9/30/01         $232,247                  $208,395
12/31/01        $233,673                  $208,996

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2001:

                                                            Five            Since
                                          One Year         Years            Inception*
WORLDWIDE CORE PORTFOLIO                    6.94%            8.22%            9.22%
Lehman Brothers Global Aggregate Index
  (Hedged)                                  7.24%            7.66%            7.96%

     * Worldwide Core Portfolio commenced operations on May 19, 1992.

Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower.

Performance data, for the Portfolio and Index, represents past results and are not indicative of future performance of the Portfolio or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

FFTW FUNDS, INC.

  DECEMBER 31, 2001

INTERNATIONAL PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in foreign currencies, with an average U.S. dollar-weighted duration of less than eight years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN
INTERNATIONAL PORTFOLIO AND JP MORGAN GLOBAL GOVERNMENT
BOND INDEX (NON-U.S. UNHEDGED)

          INTERNATIONAL   JP MORGAN GLOBAL GOVERNMENT
            PORTFOLIO    BOND INDEX (NON-U.S. UNHEDGED)
5/9/96         $100,000                        $100,000
6/30/96         $99,822                        $100,650
9/30/96        $103,127                        $104,213
12/31/96       $106,662                        $107,023
3/31/97        $101,061                        $100,806
6/30/97        $103,467                        $103,389
9/30/97        $106,224                        $103,971
12/31/97       $106,209                        $102,991
3/31/98        $106,220                        $103,675
6/30/98        $108,780                        $105,743
9/30/98        $120,119                        $116,276
12/31/98       $125,700                        $121,833
3/31/99        $119,062                        $115,798
6/30/99        $114,995                        $110,461
9/30/99        $119,264                        $116,589
12/31/99       $117,730                        $114,299
3/31/00        $116,850                        $112,893
6/30/00        $115,865                        $112,135
9/30/00        $110,806                        $106,996
12/31/00       $116,580                        $111,460
3/31/01        $111,362                        $106,061
6/30/01        $108,681                        $103,959
9/30/01        $116,268                        $111,970
12/31/01       $111,656                        $107,454

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2001:

                                                          Five            Since
                                              One Year   Years            Inception*
INTERNATIONAL PORTFOLIO                        (4.22%)     0.92%            1.97%

JP Morgan Global Government Bond Index
  (Non-U.S. Unhedged)                          (3.60%)     0.08%            1.28%

    * International Portfolio commenced operations on May 9, 1996.

Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower.

Performance data, for the Portfolio and Index, represents past results and are not indicative of future performance of the Portfolio or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

FFTW FUNDS, INC.

  DECEMBER 31, 2001

EMERGING MARKETS PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in fixed income securities from bond markets in emerging markets countries, denominated in local currencies or currencies of OECD countries, with an average U.S. dollar-weighted duration of less than eight years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN
EMERGING MARKETS PORTFOLIO, JPM EMERGING MARKETS
GLOBAL CONSTRAINED AND THE JP MORGAN GLOBAL EMBI

          EMERGING MARKETS  JPM EMERGING MARKETS   JP MORGAN
             PORTFOLIO       GLOBAL CONSTRAINED   GLOBAL EMBI
8/12/97           $100,000              $100,000     $100,000
9/30/97           $100,412              $102,787     $102,702
12/31/97           $98,805               $97,653      $98,053
3/31/98           $102,886              $102,983     $103,425
6/30/98            $97,534               $98,049      $97,987
9/30/98            $74,642               $79,690      $77,799
12/31/98           $88,429               $89,728      $86,733
3/31/99            $88,734               $94,015      $91,267
6/30/99            $90,699               $97,076      $95,406
9/30/99            $92,680               $98,186      $96,829
12/31/99           $98,800              $107,278     $107,704
3/31/00           $102,423              $112,797     $114,782
6/30/00           $103,832              $112,995     $115,190
9/30/00           $107,593              $118,661     $120,936
12/31/00          $110,070              $120,881     $123,223
3/31/01           $111,256              $124,872     $126,017
6/30/01           $116,290              $130,382     $130,400
9/30/01           $109,108              $128,282     $124,960
12/31/01          $119,816              $132,625     $124,891

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the period ended December 31, 2001:

                                                                        Since
                                                       One Year         Inception*
EMERGING MARKETS PORTFOLIO                               8.85%            4.20%
JP Morgan Global Emerging Markets Bond Index             1.35%            5.19%
JP Morgan Emerging Markets Global Constrained            9.72%            6.64%

     * Emerging Markets Portfolio commenced operations on August 12, 1997.

Performance data, for the Portfolio and Index, represents past results and are not indicative of future performance of the Portfolio or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

FFTW Funds, Inc.

  Market Outlook
  DECEMBER 31, 2001

The tone of the US economy has turned stronger with markets pricing in a recovery in the second quarter of 2002. Jobless claims have slowed while the NAPM survey has recovered quickly, surging in November and December to end 2001 at 48, the highest level since 2000. The US Treasury yield curve is now pricing in a recovery and an aggressive rate hike cycle in a range of 125-150 bps over 2002. Yields of 10-year US Treasury securities are back at January 2001 levels, and 40 bps above levels immediate following September 11. The curve has begun to flatten. Portfolios could experience high levels of yield volatility in the coming months, as the immediate economic outlook is uncertain. This environment is better suited for tactical opportunities in duration and strategic yield curve positioning. A yield curve flattening position in the intermediate portion of the curve offers potential for excess returns in 2002. If the Fed remains neutral, the long end is likely to rally to reflect reduced inflationary expectations. However, if the recovery does materialize, short and intermediate yields are typically at most risk in a tightening environment.

It is hard to forecast a recession in Europe if the US is expected to recover and the IFO index, as well as private consumption indicators, is perceived to have bottomed. The optimist's view of the rising unemployment rate is that firms will be forced to become more competitive, benefiting the global recovery. On the downside however, unemployment coupled with declining consumer confidence will limit consumer spending. The CPI may fall substantially in 2002 as production price indices are trending lower, and at the current depressed levels of energy prices, OPEC is likely to only slightly decrease production. Falling inflation estimates combined with the uncertainty regarding the impact of the new Euro note and coins will make the ECB even more sensitive to "reactionary" impulses. However, the improving economic figures from the US provide a basis for a quicker European turnaround. While the behaviour of the ECB is never easy to predict, the market is currently pricing in a 50 bps rate hike by the end of the year. A tactical duration overweight in European bonds may present opportunities for excess returns as further declines in yields are possible due to European yields having to "catch-up" relative to the declines US Treasury yields. Country selection to benefit from sovereign rating upgrades due to a broadening of EMU membership should be a source of incremental performance.

In Japan, fourth quarter 2001 GDP is likely to be negative and industrial production numbers are now lower than during the 1990-1991 recession. Unemployment is on the rise with no sign of improvement and the environment is decidedly deflationary. The Bank of Japan's zero interest rate policy is still in place, but the effect of this policy continues to have little impact and any future benefit from monetary policy shifts is negligible. Although rating agencies downgraded Japan's debt rating in the 4th quarter, one notch by S&P to AA and similarly from Aa2 to Aa3 by Moody's, the moves were less severe than expected. Depending on the success of Koizumi's reforms, as well as any more deterioration in the corporate sector, there is room for further downgrades in the near term. Given that nominal yields are near zero, and the zero rate policy is likely to remain in place for the foreseeable future, short-term rates are expected to change little. JGB 10-year rates have traded between 1.13% and 1.44% since Koizumi's election in April 2001, and a slight strategic underweight in Japan is likely to benefit relative returns. Fiscal policy will be closely monitored for a shift into a less bond-friendly policy to time a more aggressive underweight in duration.

Within the foreign exchange market, as the Euro's "recovery" story hinges on the economic acceleration of the US, the prospects of a Euro appreciation against the dollar are slim. It is interesting to note that in contrast to current views, last year officials took the opposite stance on the contagion effects from the US, announcing that a slowdown in the US would not have a substantial impact on Europe. Market rates are high relative to the US and unlikely to fall sufficiently during the first quarter to help Europe catch up to the US and a tactical underweight in the Euro is appropriate. At the end of December 2001, the yen broke through the 126 level against the dollar as political authorities reluctantly endorsed a weakening yen. Alternatively, in the longer term, if the Nikkei recovers, Japanese stocks would do very well and attract international investors, supporting the yen valuations. A recovery in the US together with the continued weakness in Japan and slower growth prospects in Europe favour the USD against both the yen and the Euro. However, the US dollar may not fare as well against intra-bloc currencies. Non-energy commodity prices are on the rise, and the improvement in Australia's current account deficit and its equity markets could support an Australian dollar rally against the US.

FFTW FUNDS, INC.

  DECEMBER 31, 2001

In credit markets, 2002 is expected to be a strong year for performance. Over the past year, corporate bonds were the top-performing sector despite high issuance, weak equity markets and a record number of companies losing investment grade status. The year 2002 began with bad news already priced into valuations, lending to a positive outlook and renewed investor confidence due to preliminary indications of a US economic recovery. On a technical note, the ratio of BBB rated corporate yields to US Treasuries is at the highest levels of the last 25 years and the implied default rate BBB corporates is substantially above the historical mean. Accordingly, both fundamental and technical factors support an overweight allocation to credit. Sector allocation will likely shift from financials into more cyclical industries as the likelihood of a rebound in the economy becomes more imminent. The cloud on the horizon for corporate investors is Enron, and the implications of its bankruptcy on regulators, auditors, and rating agencies, which could cause some volatility in the markets. Emerging markets are likely to remain sensitive to headline risk as Argentina is fresh in investors' memories, but regional selection is still able to provide sources for generating returns.

After a difficult 2001, January began with a cautiously positive environment for mortgage-backed securities investors. A sharp drop in mortgage refinancing and the seasonal slowdown in originations will limit mortgage supply. Mortgages may benefit from narrower swap spreads and a decline in interest rate volatility from current high levels. Current coupon on 30-year mortgage securities have a very attractive nominal yield spread of about 220 bps versus comparable duration US Treasuries. Major risks include a "bull-flattening" rally that would spark another prepayment wave (without the benefit of lower short-term rates off which to value the subsequently shorter-duration mortgages), and/or a significant increase in rates.

                       This page intentionally left blank

FFTW FUNDS, INC.

  U.S. SHORT-TERM PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 2001

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT        VALUE
-----------------------------------------------------------------------------

ASSET BACKED SECURITIES (ABS) - 68.4%

AIRCRAFT LEASES - 6.7%
Aerco Ltd., Ser. 2A, Class A3
 (FRN)                          2.356%  07/15/2025  $10,000,000  $  9,600,000
Lease Investment Flight Trust,
 Ser. 1A, Class A1 (FRN)        2.286%  07/15/2031   10,000,000     9,700,000
                                                                 ------------
                                                                   19,300,000
                                                                 ------------

AUTO LOAN - 14.3%
Chase Manhattan Auto Owner
 Trust, Ser. 2000-A, Class A3   6.210%  12/15/2004    7,000,000     7,209,825
Daimler Chrysler Auto Trust,
 Ser. 2001-C, Class A3          4.210%  07/06/2005    1,700,000     1,714,078
Distribution Financial
 Services Floorplan Master
 Trust, Ser. 2000-1, Class A
 (FRN)                          2.250%  04/15/2005    5,500,000     5,506,424
Felco Funding II LLC, Ser.
 2000-1, Class A3+#             7.585%  06/15/2004    7,000,000     7,224,455
MMCA Automobile Trust, Ser.
 2000-2, Class B                7.420%  08/15/2005    6,169,500     6,598,996
Navistar Financial Corp. Owner
 Trust, Ser. 2001-B, Class A3
 (FRN)                          2.570%  07/15/2006    7,000,000     7,000,000
Premier Auto Trust, Ser.
 1999-3, Class A4               6.430%  03/08/2004    5,000,000     5,153,395
WFS Financial Owner Trust,
 Ser. 2000-C, Class A2          7.010%  08/20/2003      794,259       799,669
                                                                 ------------
                                                                   41,206,842
                                                                 ------------

CREDIT CARD - 10.6%
American Express Master Trust,
 Ser. 2001-1, Class A (FRN)     1.986%  10/15/2005    7,000,000     7,001,981
Citibank Credit Card Issuance
 Trust, Ser. 2000-A2, Class A2
 (FRN)                          2.215%  11/07/2005    4,500,000     4,499,046
First North American National
 Bank, Ser. 1997-2, Class B
 (FRN)                          2.366%  03/15/2006    9,000,000     9,017,910
Metris Master Trust, Ser.
 2001-1, Class B (FRN)          2.733%  12/20/2007   10,000,000    10,118,990
                                                                 ------------
                                                                   30,637,927
                                                                 ------------

EQUIPMENT - 6.6%
Advanta Equipment Receivables
 Trust, Ser. 2000-1, Class A3   7.405%  02/15/2007    7,000,000     7,250,432
CIT Equipment Collateral, Ser.
 2001-A, Class A2               3.730%  03/22/2004    7,500,000     7,569,345
Textron Financial Corporation,
 Ser. 2000-B, Class A2+         6.890%  04/15/2005    4,184,790     4,238,765
                                                                 ------------
                                                                   19,058,542
                                                                 ------------

HOME EQUITY LOAN - 23.4%
Ameriquest Mortgage Securities
 Inc., Ser. 2000-2, Class A
 (FRN)                          2.196%  07/15/2030    2,665,759     2,669,286
Banc One Home Equity Trust,
 Ser. 1999-1, Class A1          6.060%  01/25/2012       20,952        20,917

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT        VALUE
-----------------------------------------------------------------------------
HOME EQUITY LOAN (CONTINUED)
Bayview Financial Acquisition
 Trust, Ser. 2000-B, Class M1
 (FRN)+#                        2.550%  04/25/2030  $ 7,392,171  $  7,392,749
Block Mortgage Finance Inc.,
 Ser. 1997-2, Class A6 (FRN)    2.140%  05/25/2027      381,975       381,965
Contimortgage Home Equity Loan
 Trust, Ser. 1996-1, Class A8
 (FRN)                          2.236%  03/15/2027      225,862       225,841
Countrywide Home Equity, Ser.
 1999-A, Class CTFS (FRN)       2.216%  04/15/2025    6,996,745     6,996,794
Credit Suisse First Boston
 Mortgage Securities Corp.,
 Ser. 2001-HS27, Class A
 (FRN)+                         2.580%  08/25/2031    5,181,096     5,181,096
Crusade Global Trust, Ser.
 2001-2, Class A (FRN)          2.085%  06/20/2032    5,593,889     5,591,864
Fleet Home Equity Loan Trust,
 Ser. 2001-1, Class A (FRN)     2.143%  05/20/2031    5,855,075     5,847,129
IMPAC CMB Trust, Ser. 2001-3,
 Class A1                       2.470%  10/25/2031    7,955,360     7,952,874
Medallion Trust, Ser. 2001-1G,
 Class A1 (FRN)                 2.285%  08/18/2032    4,985,120     4,977,049
Morgan Stanley Dean Witter
 Capital I, Ser. 2001-AM1,
 Class A2 (FRN)                 2.770%  02/25/2032    6,361,458     6,359,470
Novastar Home Equity Loan,
 Ser. 2001-2, Class A3 (FRN)    2.368%  09/21/2031    4,942,463     4,943,630
Puma Finance Ltd., Ser. G1,
 Class A (FRN)                  2.130%  09/20/2033    8,000,000     7,990,440
Structured Asset Securities
 Corporation, Ser. 2001-4A,
 Class A2                       5.500%  03/25/2031    1,111,998     1,114,747
                                                                 ------------
                                                                   67,645,851
                                                                 ------------

OTHER ABS - 6.8%
CIT Marine Trust, Ser. 1999-A,
 Class A2                       5.800%  04/15/2010    3,240,028     3,315,754
FHLMC, Ser. T-19, Class A
 (FRN)                          2.100%  02/25/2029    1,917,791     1,913,741
Holmes Financing plc, Ser. 5,
 Class 2A1                      2.363%  10/15/2006    7,000,000     7,000,000
Peco Energy Transition Trust,
 Ser. 2000-A, Class A2          7.300%  09/01/2004    7,300,000     7,450,446
                                                                 ------------
                                                                   19,679,941
                                                                 ------------
    Total (Cost -
    $197,065,560)                                                 197,529,103
                                                                 ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 3.0%

ACCRETION DIRECTED - 1.1%
FNMA, Ser. G92-39, Class V      7.000%  07/25/2009    3,099,341     3,107,616
                                                                 ------------

CMO FLOATER - 0.2%
FNMA, Ser. 1993-54, Class FK
 (FRN)                          2.538%  04/25/2021      617,076       618,649
                                                                 ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT        VALUE
-----------------------------------------------------------------------------

PLANNED AMORTIZATION CLASS - 1.2%
FNMA, Ser. G92-64, Class HB     7.000%  12/25/2020  $ 3,478,597  $  3,514,427
                                                                 ------------

OTHER CMO - 0.5%
Residential Accredit Loans,
 Inc., Ser. 1998-QS2, Class A4
 (FRN)                          2.530%  02/25/2028    1,201,684     1,203,487
Santa Barbara Funding II, Ser.
 A, Class 1 (FRN)               2.560%  03/20/2018      101,146       101,348
                                                                 ------------
                                                                    1,304,835
                                                                 ------------
    Total (Cost - $8,549,142)                                       8,545,527
                                                                 ------------

COMMERCIAL MORTGAGE BACKED SECURITIES (CMBS) - 3.3%

CMBS FLOATER - 3.3%
Credit Suisse First Boston
 Mortgage Securities Corp.,
 Ser. 2001-FL2A, Class A
 (FRN)+                         2.330%  09/15/2013    5,767,098     5,723,730
Salomon Brothers Mortgage
 Securities VII, Ser.
 2001-CDCA, Class A (FRN)       2.136%  02/15/2013    3,914,596     3,912,149
                                                                 ------------
                                                                    9,635,879
                                                                 ------------
    Total (Cost - $9,650,952)                                       9,635,879
                                                                 ------------

SHORT TERM INVESTMENTS - 21.7%

TIME DEPOSITS - 21.4%
Bank of Montreal Time Deposit   1.250%  01/02/2002   13,000,000    13,000,000
Den Danske Bank Time Deposit    1.375%  01/02/2002   13,000,000    13,000,000
Dresdner Bank Time Deposit      1.375%  01/02/2002   13,000,000    13,000,000
Societe Generale Time Deposit   1.625%  01/02/2002   13,000,000    13,000,000
State Street Cayman Islands
 Time Deposit                   1.125%  01/02/2002   10,000,000    10,000,000
                                                                 ------------
                                                                   62,000,000
                                                                 ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT        VALUE
-----------------------------------------------------------------------------

U.S. TREASURY BILLS - 0.3%
U.S. Treasury Bill@=/=          2.305%  03/28/2002  $ 1,000,000  $    995,986
                                                                 ------------
    Total (Cost - $62,994,493)                                     62,995,986
                                                                 ------------
TOTAL INVESTMENTS - 96.4%
(COST - $278,260,147)                                             278,706,495
                                                                 ------------
OTHER ASSETS, NET OF
LIABILITIES - 3.6%                                                 10,371,872
                                                                 ------------
NET ASSETS - 100.0%                                              $289,078,367
                                                                 ============

FHLMC       Federal Home Loan Mortgage Corp.
FNMA        Federal National Mortgage Association
Summary of Abbreviations
------------------------
-----------------------------------------------------------------------------
FRN         Floating Rate Note

+ Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities were valued at $29,760,795 or 10.3% of net assets.
# These 144A securities have been deemed to be liquid by the Board of Directors.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
=/=  Interest rate shown represents yield to maturity at date of purchase.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  LIMITED DURATION PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 2001

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT        VALUE
-----------------------------------------------------------------------------

ASSET BACKED SECURITIES (ABS) - 50.2%

AUTO LOAN - 14.7%
Americredit Automobile
 Receivables Trust, Ser.
 2001-1, Class B                5.810%  05/06/2006  $ 3,000,000  $  3,109,542
Arcadia Automobile Receivables
 Trust, Ser. 1998-B, Class A5   6.060%  06/15/2006    3,000,000     3,076,011
Chase Manhattan Auto Owner
 Trust, Ser. 2001-B, Class A4   3.800%  05/15/2008    2,000,000     1,949,926
Daimler Chrysler Auto Trust,
 Ser. 2001-C, Class A3          4.210%  07/06/2005    3,000,000     3,024,844
MMCA Automobile Trust, Ser.
 2000-2, Class B                7.420%  08/15/2005    3,000,000     3,208,848
Navistar Finance Corp., Ser.
 2001-B, Class A4               4.370%  11/15/2008    3,000,000     2,953,125
                                                                 ------------
                                                                   17,322,296
                                                                 ------------

CREDIT CARD - 15.4%
Associates Credit Card Trust,
 Ser. 2000-2, Class B (FRN)     2.236%  09/18/2006      921,000       920,852
Capital One Master Trust, Ser.
 2001-5, Class A                5.300%  06/15/2009    3,000,000     3,028,020
Citibank Credit Card Master
 Trust, Ser. 1999-7, Class A    6.650%  11/15/2006    2,700,000     2,865,621
Discover Card Mater Trust 1,
 Ser. 2000-9, Class A           6.350%  07/15/2008    2,000,000     2,098,214
MBNA Master Credit Card Trust,
 Ser. 1999-B, Class A           5.900%  08/15/2011    3,000,000     3,043,284
Metris Master Trust, Ser.
 2001-1, Class B (FRN)          2.733%  12/20/2007    3,000,000     3,035,697
Standard Credit Card Master
 Trust, Ser. 1995-1, Class A    8.250%  01/07/2007    2,800,000     3,091,141
                                                                 ------------
                                                                   18,082,829
                                                                 ------------

HOME EQUITY LOAN - 17.6%
Ace Securities Corp., Ser.
 2001-AQ1, Class A1 (FRN)       2.190%  04/25/2031    1,584,055     1,584,726
Advanta Mortgage Loan Trust,
 Ser. 1998-1, Class A6          6.430%  03/25/2028    2,234,015     2,311,455
Centex Home Equity, Ser.
 2000-C, Class A4               7.720%  05/25/2029    2,500,000     2,652,410
Chase Funding Loan Aquisition
 Trust, Ser. 2001-C2, Class
 IA2                            5.673%  05/25/2022    3,000,000     3,066,048
Contimortgage Home Equity Loan
 Trust, Ser. 1998-3, Class A10  5.840%  05/15/2016       22,273        22,509
FHLMC Structured Pass Through
 Securities, Ser. T-30, Class
 A5                             7.610%  12/25/2030    2,000,000     2,077,888
GRMT II LLC, Ser. 2000-1A,
 Class AF2, Stepped Rate Bond   7.409%  06/20/2032    3,000,000     3,130,602
IMC Home Equity Loan Trust,
 Ser. 1998-1, Class A6          6.520%  06/20/2029      625,751       641,319
Medallion Trust, Ser. 2001-1G,
 Class A1 (FRN)                 2.285%  08/18/2032    2,077,133     2,073,770
Saxon Asset Securities Trust,
 Ser. 2001-1, Class AF4         6.310%  03/25/2026    3,000,000     3,055,263
                                                                 ------------
                                                                   20,615,990
                                                                 ------------

OTHER ABS - 2.5%
CIT Marine Trust, Ser. 1999-A,
 Class A2                       5.800%  04/15/2010      900,008       921,043

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT        VALUE
-----------------------------------------------------------------------------

OTHER ABS (CONTINUED)
Peco Energy Transition Trust,
 Ser. 2000-A, Class A2          7.300%  09/01/2004  $ 2,000,000  $  2,041,218
                                                                 ------------
                                                                    2,962,261
                                                                 ------------
    Total (Cost - $57,936,464)                                     58,983,376
                                                                 ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 5.5%

PASS-THROUGHS - FHLMC - 0.0%
FHLMC Pool #292264              6.500%  12/01/2002          982           996
                                                                 ------------

PLANNED AMORTIZATION CLASS - 2.6%
FHLMC, Ser. 2034, Class PC      6.000%  11/15/2018    2,971,565     3,011,890
                                                                 ------------

SEQUENTIAL - 2.9%
FNMA, Ser. 1992-177, Class CB   7.500%  02/25/2021    1,085,421     1,088,863
GNMA, Ser. 1998-23, Class VA    5.500%  09/20/2004    2,273,571     2,303,605
                                                                 ------------
                                                                    3,392,468
                                                                 ------------
    Total (Cost - $6,239,682)                                       6,405,354
                                                                 ------------

COMMERCIAL MORTGAGE BACKED SECURITIES (CMBS) - 2.4%

OTHER CMBS - 2.4%
Salomon Brothers Mortgage
 Securities VII, Ser. 2001-C1,
 Class A1
 (Cost - $2,796,230)            5.137%  12/18/2035    2,796,213     2,842,667
                                                                 ------------

CORPORATE OBLIGATIONS - 5.3%

BANKING - 5.3%
Bank One Corp.                  6.500%  02/01/2006    3,000,000     3,135,216
Countrywide Home Loan, MTN      5.250%  05/22/2003    3,000,000     3,056,778
                                                                 ------------
    Total (Cost - $6,048,064)                                       6,191,994
                                                                 ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT        VALUE
-----------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.3%

AGENCY OBLIGATIONS - 6.4%
FHLMC Global Bond               4.750%  03/15/2003  $ 7,300,000  $  7,495,552
                                                                 ------------

U.S. TREASURY NOTES & BONDS - 8.9%
U.S. Treasury Note              3.000%  11/30/2003   10,400,000    10,407,311
                                                                 ------------
    Total (Cost - $17,746,278)                                     17,902,863
                                                                 ------------

SHORT TERM INVESTMENTS - 16.5%
Barclays U.S. Funding CP        1.830%  02/27/2002    4,000,000     3,988,410
Den Danske Bank Time Deposit    1.563%  01/02/2002    5,000,000     5,000,000
Societe Generale Time Deposit   1.625%  01/02/2002    5,000,000     5,000,000
State Street Cayman Islands
 Time Deposit                   1.500%  01/02/2002    5,000,000     5,000,000
U.S. Treasury Bill@=/=          2.305%  03/28/2002      400,000       398,394
                                                                 ------------
   Total (Cost - $19,386,207)                                      19,386,804
                                                                 ------------
TOTAL INVESTMENTS - 95.2%
(COST - $110,152,925)                                             111,713,058
                                                                 ------------
OTHER ASSETS, NET OF
LIABILITIES - 4.8%                                                  5,643,447
                                                                 ------------
NET ASSETS - 100.0%                                              $117,356,505
                                                                 ============

Summary of Abbreviations
------------------------
CP     Commercial Paper
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
FRN    Floating Rate Note
GNMA   Government National Mortgage Association
MTN    Medium-Term Note

@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
=/=  Interest rate shown represents yield to maturity at date of purchase.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  INFLATION-INDEXED HEDGED PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 2001

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT       VALUE
---------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 97.6%

TREASURY INFLATION INDEX BONDS - 97.6%
U.S. Treasury Inflation
 Indexed Bond                   3.375%  04/15/2032  $3,684,563  $ 3,636,203
U.S. Treasury Inflation
 Indexed Bond                   3.375%  01/15/2007   5,725,970    5,746,549
U.S. Treasury Inflation
 Indexed Bond                   3.500%  01/15/2011   3,461,563    3,449,662
U.S. Treasury Inflation
 Indexed Bond                   3.625%  01/15/2008   5,959,765    6,024,953
U.S. Treasury Inflation
 Indexed Bond                   3.625%  04/15/2028   5,667,070    5,780,412
U.S. Treasury Inflation
 Indexed Bond                   3.875%  01/15/2009   5,598,880    5,726,601
U.S. Treasury Inflation
 Indexed Bond                   3.875%  04/15/2029   4,496,904    4,794,122
U.S. Treasury Inflation
 Indexed Bond                   4.250%  01/15/2010   3,319,712    3,503,565
                                                                -----------
    Total (Cost - $38,879,931)                                   38,662,067
                                                                -----------
TOTAL INVESTMENTS - 97.6%
(COST - $38,879,931)                                             38,662,067
                                                                -----------
OTHER ASSETS, NET OF
LIABILITIES - 2.4%                                                  947,596
                                                                -----------
NET ASSETS - 100.0%                                             $39,609,663
                                                                ===========

                                 Statements.31

FFTW FUNDS, INC.

  MORTGAGE-BACKED PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 2001

                                    COUPON                     FACE
                                     RATE        MATURITY     AMOUNT         VALUE
--------------------------------------------------------------------------------------

ASSET BACKED SECURITIES (ABS) - 12.9%

AIRCRAFT LEASES - 2.7%
Aerco Ltd., Ser. 2A, Class A3
 (FRN)                              2.356%      07/15/2025  $ 3,000,000  $   2,880,000
Lease Investment Flight Trust,
 Ser. 1A, Class A1 (FRN)            2.286%      07/15/2031    7,000,000      6,790,000
                                                                         -------------
                                                                             9,670,000
                                                                         -------------

CREDIT CARD - 1.2%
First Bankcard Master Credit
 Card Trust, Ser. 2001-A,
 Class C (FRN)                      3.046%      06/15/2004    4,250,000      4,266,934
                                                                         -------------

HOME EQUITY LOAN - 7.9%
Advanta Mortgage Loan Trust,
 Ser. 1997-1, Class B1A (FRN)       2.880%      05/25/2027    1,297,708      1,297,382
CIT Group Home Equity Loan
 Trust, Ser. 1998-1, Class M1       6.440%      11/15/2027    3,126,346      3,142,306
Crusade Global Trust, Ser.
 2001-2, Class A (FRN)              2.085%      06/20/2032    4,661,574      4,659,887
EQCC Home Equity Loan Trust,
 Ser. 1997-3, Class A7              6.930%      02/15/2029   10,700,000     11,002,885
MLCC Mortgage Investors, Inc.,
 Ser. 1995-B, Class A (FRN)         2.296%      10/15/2020    7,986,843      8,013,000
                                                                         -------------
                                                                            28,115,460
                                                                         -------------

STUDENT LOAN - 1.1%
SLMA, Ser. 2001-4, Class A1
 (FRN)                              1.987%      01/25/2011    4,000,000      3,991,563
                                                                         -------------
   Total (Cost - $46,094,608)                                               46,043,957
                                                                         -------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 130.4%

ACCRETION DIRECTED - 4.7%
Countrywide Home Loans, Ser.
 2000-9, Class A11                  7.500%      01/25/2031    1,751,431      1,784,148
FHLMC, Ser. 1890, Class D           7.000%      05/15/2007    4,739,249      4,862,232
GNMA, Ser. 1999-28, Class VB        6.500%      08/20/2014    8,000,000      8,091,032
Residential Funding Mortgage
 Securitization I, Ser.
 2000-S14, Class A1                 7.500%      11/25/2030    1,920,394      1,949,891
                                                                         -------------
                                                                            16,687,303
                                                                         -------------

CMO FLOATER - 26.3%
FHLMC, Ser. 1415 Class FA
 (FRN)                              2.488%      11/15/2007    3,974,456      4,046,043
FHLMC, Ser. 1611, Class GA
 (FRN)                              2.388%      05/15/2021      910,176        910,262

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                    COUPON                     FACE
                                     RATE        MATURITY     AMOUNT         VALUE
--------------------------------------------------------------------------------------

CMO FLOATER (CONTINUED)
FHLMC, Ser. 1935, Class FA
 (FRN)                              2.538%      02/15/2026  $   913,379  $     913,988
FHLMC, Ser. 2040, Class FC
 (FRN)                              2.246%      02/15/2023      512,248        512,760
FHLMC, Ser. 2079, Class FA
 (FRN)                              2.396%      07/17/2028   15,643,374     15,688,991
FHLMC, Ser. 2228, Class FG
 (FRN)                              2.496%      01/15/2025    3,258,161      3,283,405
FHLMC-GNMA, Ser. 20, Class F
 (FRN)                              2.538%      10/25/2023    2,975,537      3,001,156
FNMA Grantor Trust, Ser.
 1999-20, Class A2 (FRN)            2.730%      04/28/2029    5,621,616      5,697,087
FNMA, Ser. 1993, Class FA
 (FRN)                              4.490%      08/25/2008    3,892,591      3,941,474
FNMA, Ser. 1993-226, Class FA
 (FRN)                              4.430%      05/25/2019    3,184,799      3,173,630
FNMA, Ser. 1993-248, Class F
 (FRN)                              2.938%      09/25/2023    3,217,108      3,307,595
FNMA, Ser. 1994-89, Class F
 (FRN)                              2.388%      03/25/2009    2,291,005      2,312,160
FNMA, Ser. 1997-17, Class FB
 (FRN)                              2.438%      02/18/2025      914,767        912,605
FNMA, Ser. 1997-24, Class FA
 (FRN)                              2.438%      06/18/2021    2,039,371      2,025,403
FNMA, Ser. 1997-42, Class FD
 (FRN)                              3.348%      07/18/2027    8,284,949      8,521,252
FNMA, Ser. 1999-47, Class JF
 (FRN)                              2.560%      11/18/2027    4,140,027      4,184,359
FNMA, Ser. 2000-30, Class FC
 (FRN)                              2.338%      10/25/2021      859,714        856,042
FNMA, Ser. 2001-20, Class FE
 (FRN)                              7.000%      09/25/2024    9,000,000      9,070,290
GE Residential Capital
 Mortgage Services Inc., Ser.
 1998-13, Class A12 (FRN)           2.330%      08/25/2028    4,637,691      4,633,564
GNMA, Ser. 1999-27, Class FE
 (FRN)                              2.296%      08/16/2029    2,507,715      2,520,537
GNMA, Ser. 2000-30, Class F
 (FRN)                              2.446%      12/16/2022    3,359,239      3,388,162
GNMA, Ser. 2000-8, Class FA
 (FRN)                              2.446%      01/16/2030   10,738,739     10,835,173
Prudential Home Mortgage
 Securities, Ser. 1993-13,
 Class A3 (FRN)                     2.588%      04/25/2008      350,257        350,421
                                                                         -------------
                                                                            94,086,359
                                                                         -------------

OTHER CMO - 2.1%
Citicorp Mortgage Securities,
 Inc., Ser. 1999-6, Class A         6.485%      09/25/2014    4,034,417      4,151,133
FHLMC, Ser. 42, Class C             9.000%      06/15/2020    2,985,850      3,174,562
                                                                         -------------
                                                                             7,325,695
                                                                         -------------

PASS-THROUGHS - FHLMC - 16.5%
FHLMC Gold Pool #C40151            10.000%      07/01/2030    2,536,035      2,807,018
FHLMC Gold Pool #D85424             6.500%      01/01/2028    1,767,568      1,777,811
FHLMC Gold TBA                      6.000%      01/01/2031    5,000,000      4,892,190
FHLMC Gold TBA                      6.500%      01/01/2030   33,000,000     33,030,954
FHLMC Gold TBA                      7.500%      01/01/2030   16,000,000     16,495,008
                                                                         -------------
                                                                            59,002,981
                                                                         -------------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                    COUPON                     FACE
                                     RATE        MATURITY     AMOUNT         VALUE
--------------------------------------------------------------------------------------

PASS-THROUGHS - FNMA - 45.0%
FNMA Pool #303975                  10.000%      11/01/2018  $ 2,557,592  $   2,840,876
FNMA Pool #340777                   6.500%      03/01/2011        8,132          8,351
FNMA Pool #403646                   6.500%      12/01/2027    2,755,954      2,772,181
FNMA Pool #407591                   6.500%      12/01/2027    4,158,404      4,182,889
FNMA TBA                            6.000%      01/01/2031   76,000,000     74,266,288
FNMA TBA                            6.500%      01/01/2014   12,000,000     12,228,744
FNMA TBA                            6.500%      01/01/2029   46,000,000     46,000,000
FNMA TBA                            7.500%      01/01/2029   18,000,000     18,568,116
                                                                         -------------
                                                                           160,867,445
                                                                         -------------

PASS-THROUGHS - GNMA - 15.0%
GNMA Pool #359157                   7.500%      10/15/2023       34,438         36,012
GNMA Pool #448338                   7.500%      04/15/2031    5,027,602      5,200,425
GNMA Pool #475892                   6.500%      07/15/2028    2,928,726      2,942,090
GNMA Pool #485773                   7.000%      09/15/2031    1,785,470      1,826,089
GNMA Pool #533634                   7.500%      04/15/2031    4,234,845      4,380,418
GNMA Pool #541332                   7.000%      04/15/2031    1,796,520      1,837,391
GNMA Pool #541343                   7.000%      04/15/2031    1,503,649      1,537,857
GNMA Pool #541344                   7.500%      03/15/2031    1,042,319      1,078,149
GNMA Pool #544533                   7.000%      05/15/2031    2,921,347      2,987,807
GNMA Pool #550976                   7.000%      10/15/2031    2,782,349      2,845,647
GNMA Pool #566574                   7.000%      09/15/2031    5,942,406      6,077,595
GNMA Pool #566575                   7.500%      09/15/2031    1,222,517      1,264,542
GNMA Pool #566613                   7.000%      10/15/2031    4,502,161      4,604,585
GNMA TBA                            6.500%      01/01/2031   17,000,000     17,047,804
                                                                         -------------
                                                                            53,666,411
                                                                         -------------

PLANNED AMORTIZATION CLASS - 8.3%
FHLMC, Ser. 1614, Class K          10.000%      06/15/2020       77,209         77,365
FHLMC, Ser. 2234, Class PC          7.500%      01/15/2026    3,000,000      3,089,196
FHLMC, Ser. 2271, Class PY          6.500%      03/15/2029    7,796,891      8,026,198
FNMA, Ser. 1992-166, Class J        7.000%      05/25/2007    4,281,096      4,405,890
FNMA, Ser. 1994 - 75, Class. G      6.850%      10/25/2020    1,964,946      1,998,979
FNMA, Ser. 1994-6, Class PE         7.250%      01/17/2021    2,517,308      2,555,495
FNMA, Ser. G1993-10, Class H        5.000%      08/25/2022    4,606,694      4,669,018
GNMA, Ser. 1999-13, Class PC        6.000%      03/20/2028    5,000,000      4,943,150
                                                                         -------------
                                                                            29,765,291
                                                                         -------------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                    COUPON                     FACE
                                     RATE        MATURITY     AMOUNT         VALUE
--------------------------------------------------------------------------------------

SEQUENTIAL - 11.2%
FHLMC, Ser. 1725, Class B           7.000%      10/15/2020  $ 1,582,628  $   1,605,860
FHLMC, Ser. 1924, Class E           7.000%      11/15/2024    1,799,685      1,823,691
FHLMC, Ser. 2242, Class B           7.500%      02/15/2029    7,067,666      7,267,363
FHLMC, Ser. 2260, Class CP          7.500%      10/15/2027    2,582,685      2,607,711
FHLMC, Ser. 2262, Class CH          7.500%      05/15/2028    4,651,643      4,719,226
FNMA, Ser. 2000-51, Class BA        7.000%      04/25/2027    4,095,760      4,094,728
GNMA, Ser. 2000-29, Class B         7.500%      06/20/2028    5,000,000      5,073,500
Norwest Asset Securities
 Corporation, Ser. 1999-27,
 Class A1                           6.750%      12/25/2014    3,927,515      3,993,065
PNC Mortgage Securities Corp.,
 Ser. 2001-1, Class 1A1             7.000%      02/25/2031    1,133,243      1,133,678
Residential Funding Mortgage
 Securitization I, Ser.
 1999-S20, Class A1                 6.500%      09/25/2014    7,733,481      7,810,971
                                                                         -------------
                                                                            40,129,793
                                                                         -------------

Z BOND - 1.3%
FHLMC, Ser. 1511, Class L           6.000%      05/15/2008    4,439,694      4,507,310
                                                                         -------------
    Total (Cost -
    $464,824,697)                                                          466,038,588
                                                                         -------------

COMMERCIAL MORTGAGE BACKED SECURITIES (CMBS) - 4.8%

INTEREST ONLY CMBS - 1.9%
DLJ Commercial Mortgage Corp.,
 Ser. 1998-CG1, Class S,
 IO#=/=                             8.244%      05/10/2023    4,823,025      4,557,649
First Union-Lehman Brothers -
 Bank of America, Ser. 1998-
 C2, Class IO#=/=                  10.591%      05/18/2028    1,153,541      1,160,804
Morgan Stanley Capital 1, Ser.
 1998-HF1, Class X, IO#=/=         10.792%      02/15/2018    1,123,302      1,130,176
                                                                         -------------
                                                                             6,848,629
                                                                         -------------

OTHER CMBS - 2.9%
Chase Commercial Mortgage
 Securities Corp., Ser.
 2000-3, Class A1                   7.093%      08/15/2008      938,693        995,453
Enterprise Mortgage Acceptance
 Co., Ser. 1999-1, Class A2         6.900%      04/15/2013    7,000,000      3,850,000
First Union-Lehman Brothers
 Commercial Mortgage,
 Ser. 1997-C2, Class A3             6.650%      12/18/2007    5,300,000      5,534,848
                                                                         -------------
                                                                            10,380,301
                                                                         -------------
    Total (Cost - $20,077,611)                                              17,228,930
                                                                         -------------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                    COUPON                     FACE
                                     RATE        MATURITY     AMOUNT         VALUE
--------------------------------------------------------------------------------------

MORTGAGE DERIVATIVES - 1.6%

OTHER IO - 0.0%
Prudential Home Mortgage
 Securities, Ser. 1994-30,
 Class A11, IO#=/=              12.045-14.255%  10/25/2024  $   325,772  $       3,479
                                                                         -------------

OTHER PO - 0.5%
FNMA, Ser. 1993-157, Class E,
 PO#=/=                          5.952-9.028%   05/25/2022    1,568,489      1,731,668
                                                                         -------------

VENDEE IO - 1.1%
Vendee Mortgage Trust, Ser.
 1992-2, Class IO#=/=           3.091-16.679%   09/15/2022      638,037        639,333
Vendee Mortgage Trust, Ser.
 1994-2, Class 3 IO#=/=         9.118-19.331%   06/15/2024      193,884        205,686
Vendee Mortgage Trust, Ser.
 1994-3A, Class 1 IO#=/=           17.344%      09/15/2024      677,796        571,198
Vendee Mortgage Trust, Ser.
 1994-3B, Class 2 IO#=/=        3.215-15.752%   09/15/2024      206,869        210,947
Vendee Mortgage Trust, Ser.
 1996-1, Class 1 IO#=/=         6.809-19.766%   02/15/2026    1,815,529      1,514,036
Vendee Mortgage Trust, Ser.
 1996-2, Class 1 IO#=/=            15.986%      06/15/2026      242,472        199,989
Vendee Mortgage Trust, Ser.
 1997-1, Class IO#=/=              25.998%      02/15/2027      128,239        155,094
Vendee Mortgage Trust, Ser.
 1998-2, Class 1 IO#=/=             9.955%      06/15/2028      101,807        102,187
Vendee Mortgage Trust, Ser.
 2001-2, Class IO#=/=              19.291%      02/15/2031      135,103        160,256
                                                                         -------------
                                                                             3,758,726
                                                                         -------------
    Total (Cost - $6,033,997)                                                5,493,873
                                                                         -------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.9%

AGENCY OBLIGATIONS - 1.9%
FNMA Global Bond                    6.625%      11/15/2010    2,100,000      2,234,066
FNMA Global Bond                    7.125%      06/15/2010    1,700,000      1,862,840
FNMA Global Bond                    7.250%      01/15/2010    2,400,000      2,656,044
                                                                         -------------
                                                                             6,752,950
                                                                         -------------
    Total (Cost - $6,657,325)                                                6,752,950
                                                                         -------------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                    STRIKE      EXPIRATION   CONTRACTS       VALUE
--------------------------------------------------------------------------------------

LONG OPTIONS - 0.0%
3 Month LIBOR Cap (Cost -
 $132,050)                          8.500%      11/14/2002           38  $           0
                                                                         -------------

                                    COUPON                     FACE
                                     RATE        MATURITY     AMOUNT
                                    ------       --------     ------

SHORT TERM INVESTMENTS - 6.1%
Den Danske Bank Time Deposit        1.563%      01/02/2002   10,000,000     10,000,000
U.S. Treasury Bill@=/=              2.305%      03/28/2002   11,850,000     11,802,434
                                                                         -------------
   Total (Cost - $21,784,740)                                               21,802,434
                                                                         -------------
TOTAL INVESTMENTS - 157.7%
(COST - $565,605,028)                                                      563,360,732
                                                                         -------------
LIABILITIES, NET OF OTHER
ASSETS - (57.7%)                                                          (206,072,775)
                                                                         -------------
NET ASSETS - 100.0%                                                      $ 357,287,957
                                                                         =============

Summary of Abbreviations
------------------------
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
FRN    Floating Rate Note
GNMA   Government National Mortgage Association
IO     Interest Only
LIBOR  London Interbank Offered Rate
PO     Principal Only
TBA    To Be Announced - Security is subject to delayed delivery.
Vendee Veterans Administration
Z      A bond on which interest accrues but is not currently paid
Bond   to the investor but rather is added to the principal balance of the Z bond, becoming payable upon satisfaction of all
       prior bond class.

#    Face amount shown represents amortized cost.
=/=  Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  GLOBAL TACTICAL EXPOSURE PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 2001

                                COUPON                   FACE
                                 RATE    MATURITY     AMOUNT (A)        VALUE
--------------------------------------------------------------------------------

ASSET BACKED SECURITIES (ABS) * - 8.0%

AUTO LOAN - 2.2%
GMAC Swift Trust, Ser. 1999-1+  5.000%  01/18/2005  EUR   1,000,000  $   910,879
                                                                     -----------

COLLATERALIZED LOAN OBLIGATION - 0.2%
CORE, Ser. 1999-1X, Class A3A
 (FRN) (Germany)                3.552%  03/17/2009  EUR      90,688       80,643
                                                                     -----------

CREDIT CARD - 5.6%
Chase Credit Card Master
 Trust, Ser. 1998-1, Class A    5.125%  02/15/2005  EUR   1,000,000      908,164
Chase Credit Card Master
 Trust, Ser. 1998-4, Class A    5.000%  08/15/2008  EUR     664,679      586,534
Chester Asset Receivables Deal
 11, Ser. A (United Kingdom)    6.125%  10/15/2010  EUR     290,000      271,514
Citibank Credit Card Master
 Trust, Ser. 1999-6, Class A+   4.500%  08/25/2004  EUR     700,000      628,640
                                                                     -----------
                                                                       2,394,852
                                                                     -----------
    Total (Cost - $4,041,663)                                          3,386,374
                                                                     -----------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) * - 2.2%

EURO COLLATERALIZED - 2.2%
Dutch Mortgage Loans
 Securitization, Ser. 2000-1,
 Class A2 (Netherlands)         5.875%  12/02/2076  EUR     500,000      471,200
European Mortgage Securities
 B.V., Ser. III, Class A2
 (FRN) (Netherlands)            5.875%  09/29/2049  EUR     500,000      468,529
                                                                     -----------
    Total (Cost - $998,742)                                              939,729
                                                                     -----------

CORPORATE OBLIGATIONS * - 7.8%

BANKING - 3.6%
Caixa Geral de Depositos
 Finance (MTN) (Portugal)       6.250%  10/12/2009  EUR     790,000      723,489
Royal Bank of Scotland (United
 Kingdom)+                      6.770%  03/31/2049  EUR     700,000      656,501
Unicredito Italiano Spa (FRN)
 (Italy)                        6.250%  06/14/2010  EUR     180,000      165,999
                                                                     -----------
                                                                       1,545,989
                                                                     -----------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                   FACE
                                 RATE    MATURITY     AMOUNT (A)        VALUE
--------------------------------------------------------------------------------

CHEMICALS - 1.5%
Glaxo Wellcome plc (United
 Kingdom)                       8.750%  12/01/2005  GBP     400,000  $   644,314
                                                                     -----------

INDUSTRIAL - 0.4%
Tyco International Group
 (Luxembourg)                   6.125%  04/04/2007  EUR     200,000      180,096
                                                                     -----------

TELECOMMUNICATIONS - WIRELESS - 1.0%
Vodafone Finance BV
 (Netherlands)                  4.750%  05/27/2009  EUR     500,000      422,142
                                                                     -----------

TOBACCO - 0.9%
Imperial Tobacco Finance (MTN)
 (United Kingdom)               6.375%  09/27/2006  EUR     400,000      365,299
                                                                     -----------

UTILITY - 0.4%
United Utility Water plc
 (United Kingdom)               4.875%  03/18/2009  EUR     200,000      169,637
                                                                     -----------
    Total (Cost - $3,475,716)                                          3,327,477
                                                                     -----------

SOVEREIGN DEBT OBLIGATIONS - 58.0%

BELGIUM - 5.4%
Kingdom of Belgium, Ser. 36     5.000%  09/28/2011  EUR   2,600,000    2,281,510
                                                                     -----------

CANADA - 3.5%
Canadian Government Bond        5.500%  06/01/2010  CAD   2,300,000    1,478,051
                                                                     -----------

DENMARK - 1.0%
Kingdom of Denmark Bond         7.000%  11/10/2024  DKK   2,800,000      403,718
                                                                     -----------

FRANCE - 15.8%
France O.A.T.                   5.750%  10/25/2032  EUR   1,725,000    1,601,299
French Treasury Note            4.500%  07/12/2006  EUR   5,700,000    5,093,349
                                                                     -----------
                                                                       6,694,648
                                                                     -----------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                   FACE
                                 RATE    MATURITY     AMOUNT (A)        VALUE
--------------------------------------------------------------------------------

GERMANY - 0.5%
Bundesrepublic Deutschland
 Bond                           4.125%  07/04/2008  EUR     261,951  $   223,763
                                                                     -----------

ITALY - 4.9%
Buoni Poliennali del Tesoro     4.500%  05/01/2009  EUR   2,400,000    2,076,598
                                                                     -----------

JAPAN - 5.1%
Japanese Government Bond, Ser.
 225                            1.900%  12/20/2010  JPY 165,000,000    1,330,230
Japanese Government Bond, Ser.
 46                             2.200%  06/22/2020  JPY 103,000,000      813,906
                                                                     -----------
                                                                       2,144,136
                                                                     -----------

MULTI-NATIONAL - 11.7%
European Investment Bank        2.125%  09/20/2007  JPY 600,000,000    4,967,400
                                                                     -----------

SWEDEN - 4.9%
Swedish Government Bond         8.000%  08/15/2007  SEK   8,300,000      904,883
Swedish Government Bond, Ser.
 1044                           3.500%  04/20/2006  SEK  13,000,000    1,171,989
                                                                     -----------
                                                                       2,076,872
                                                                     -----------

UNITED KINGDOM - 5.2%
U.K. Treasury Bond              4.250%  06/07/2032  GBP     100,000      134,726
U.K. Treasury Note              5.000%  03/07/2012  GBP   1,320,000    1,924,767
U.K. Treasury Note              6.500%  12/07/2003  GBP     100,000      150,124
                                                                     -----------
                                                                       2,209,617
                                                                     -----------
    Total (Cost - $26,287,495)                                        24,556,313
                                                                     -----------

SHORT TERM INVESTMENTS - 14.4%
Barclays US Funding             1.830%  02/27/2002        1,000,000      997,103
Den Danske Bank Time Deposit    1.563%  01/02/2002        2,000,000    2,000,000
Dresdner Finance                2.030%  02/05/2002        1,000,000      998,027
Societe Generale Time Deposit   1.625%  01/02/2002        2,000,000    2,000,000

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                   FACE
                                 RATE    MATURITY     AMOUNT (A)        VALUE
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS (CONTINUED)
U.S. Treasury Bill@=/=          3.340%  02/28/2002          100,000  $    99,732
                                                                     -----------
    Total (Cost - $6,094,601)                                          6,094,862
                                                                     -----------
TOTAL INVESTMENTS - 90.4%
(COST - $40,898,217)                                                  38,304,755
                                                                     -----------
OTHER ASSETS, NET OF
LIABILITIES - 9.6%                                                     4,066,385
                                                                     -----------
NET ASSETS - 100.0%                                                  $42,371,140
                                                                     ===========

Summary of Abbreviations
------------------------
CAD   Canadian Dollar
CP    Commercial Paper
DKK   Danish Krone
EUR   European Monetary Unit (Euro)
FRN   Floating Rate Note
GBP   Great British Pound
JPY   Japanese Yen
MTN   Medium-Term Note
      Obligations Assimilables du Tresor are French government
O.A.T. long-term debt instruments.
SEK   Swedish Krona

+ Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities were valued at $2,196,020 or 5.2% of net assets.
*    Country of origin is United States unless otherwise indicated.
(a)  Face amount shown in U.S. dollars unless otherwise indicated.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
=/=  Interest rate shown represents yield to maturity at date of purchase.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  WORLDWIDE PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE     MATURITY     AMOUNT (A)        VALUE
----------------------------------------------------------------------------------

ASSET BACKED SECURITIES (ABS) * - 13.8%

AUTO LOAN - 0.8%
GMAC Swift Trust, Ser. 1999-1+   5.000%  01/18/2005  EUR     600,000  $    546,528
Oscar Funding Corp., Ser. 4,
 Class 2 (FRN) (Japan)           3.853%  05/10/2004  EUR      31,902        28,428
Oscar Funding Corp., Ser. 5,
 Class 1 (FRN) (Japan)           3.867%  11/10/2004          770,175       769,790
                                                                      ------------
                                                                         1,344,746
                                                                      ------------

COLLATERALIZED LOAN OBLIGATION - 1.5%
CORE, Ser. 1999-1X, Class A3A
 (FRN) (Germany)                 3.552%  03/17/2009  EUR     453,438       403,217
Shinsei Funding SPC, Ser.
 2001-2X, Class A (FRN)
 (Japan)                         0.451%  10/25/2008  JPY 250,000,000     1,907,523
                                                                      ------------
                                                                         2,310,740
                                                                      ------------

CREDIT CARD - 3.0%
Chester Asset Receivables Deal
 11, Ser. A (United Kingdom)     6.125%  10/15/2010  EUR     900,000       842,630
Chester Asset Receivables Deal
 5 (United Kingdom)              6.625%  03/17/2008  GBP     190,000       286,825
Citibank Credit Card Master
 Trust, Ser. 1999-6, Class A+    4.500%  08/25/2004  EUR     600,000       538,834
MBNA Master Credit Card Trust,
 Ser. 1995-J, Class A (FRN)      2.755%  04/15/2005        3,100,000     3,103,835
                                                                      ------------
                                                                         4,772,124
                                                                      ------------

HOME EQUITY LOAN - 3.5%
Block Mortgage Finance Inc.,
 Ser. 1999-1, Class A7 (FRN)     5.830%  04/25/2016           12,831        13,067
DLJ Commercial Mortgage Corp.,
 Ser. 1998-CG1, Class A1B        6.410%  05/10/2008          750,000       773,599
EQCC Home Equity Loan Trust,
 Ser. 1999-1, Class A2F          5.765%  06/20/2015          291,444       292,864
Long Beach Mortgage Loan
 Trust, Ser. 2001-2, Class A2    2.388%  07/25/2031        2,228,647     2,230,706
New South Home Equity Trust,
 Ser. 1999-2, Class A4 (FRN)     7.590%  04/25/2030          500,000       529,043
Residential Asset Securities
 Corporation, Ser. 2000-KS5,
 Class AII (FRN)                 2.170%  11/25/2007          774,449       775,152
Superannuation Members Home
 Loans Global, Ser. 1A, Class
 A2 (FRN)+                       3.410%  06/15/2026        1,000,000     1,000,202
                                                                      ------------
                                                                         5,614,633
                                                                      ------------

OTHER ABS - 5.0%
Amethyst Funding Corp., Ser.
 2, Class 1 (FRN)                4.390%  01/02/2004          263,556       263,424
Cygnus Funding Corp., Ser. 1,
 Class 1 (Cayman Islands)        4.460%  03/01/2004          655,209       655,348

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE     MATURITY     AMOUNT (A)        VALUE
----------------------------------------------------------------------------------

OTHER ABS (CONTINUED)
Delicious Finance Corp., Ser.
 1, Class 1 (Japan)              1.342%  07/06/2008  JPY 266,673,005  $  2,022,531
HABS Corp., Ser. 2000-1X,
 Class A (FRN) (Cayman
 Islands)                        3.226%  11/28/2007          800,000       798,400
J-Shop Corp., Ser. II, Class 1
 (FRN) (Japan)                   0.604%  01/13/2003  JPY  47,644,210       363,530
Life Funding Co., Ser.
 2001-1A, Class A1 (FRN)
 (Cayman Islands)+               0.454%  10/14/2008  JPY 400,000,000     3,052,037
Lumiere Funding Corp., Ser.
 1X, Class 1 (FRN) (Japan)       2.443%  07/10/2003           58,989        58,989
Maestro Securitisation Corp.,
 Ser. 1, Class 1 (FRN) (Japan)   2.951%  07/10/2005          570,217       570,217
Soleil Funding Corp., Ser. 1,
 Class 1 (FRN) (Japan)           2.793%  08/10/2004          229,548       230,467
                                                                      ------------
                                                                         8,014,943
                                                                      ------------
    Total (Cost - $22,828,162)                                          22,057,186
                                                                      ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) * - 32.8%

ACCRETION DIRECTED - 0.1%
Countrywide Home Loans, Ser.
 2000-9, Class A11               7.500%  01/25/2031          218,929       223,019
                                                                      ------------

CMO FLOATER - 5.2%
FHLMC, Ser. 1695, Class AB       2.963%  01/15/2024          160,222       160,313
FHLMC, Ser. 1865, Class DE       4.450%  12/15/2020          494,838       495,216
FHLMC, Ser. 1935, Class FA
 (FRN)                           2.538%  02/15/2026          476,104       476,421
FHLMC, Ser. 2062, Class FB       2.825%  07/15/2024          209,964       209,362
FHLMC, Ser. 2228, Class FG
 (FRN)                           2.496%  01/15/2025          614,747       619,510
FHLMC-GNMA, Ser. 20, Class F
 (FRN)                           2.538%  10/25/2023          557,913       562,717
FNMA, Ser. 1993, Class FA
 (FRN)                           4.490%  08/25/2008          281,827       285,366
FNMA, Ser. 1993-174, Class F     2.688%  09/25/2008          173,290       176,101
FNMA, Ser. 1993-226, Class FA
 (FRN)                           4.430%  05/25/2019          341,228       340,032
FNMA, Ser. 1993-248, Class F
 (FRN)                           2.938%  09/25/2023        1,378,760     1,417,541
FNMA, Ser. 1997-42, Class FD
 (FRN)                           3.348%  07/18/2027          267,256       274,879
FNMA, Ser. 1999-47, Class JF
 (FRN)                           2.560%  11/18/2027          310,502       313,827
FNMA, Ser. 2001-20, Class FE
 (FRN)                           7.000%  09/25/2024        1,000,000     1,027,680
GNMA, Ser. 2000-30, Class F
 (FRN)                           2.446%  12/16/2022          714,732       720,886
Prudential Home Mortgage
 Securities, Ser. 1994-7,
 Class A9 (FRN)                  4.813%  03/25/2009        1,100,000     1,113,508
                                                                      ------------
                                                                         8,193,359
                                                                      ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE     MATURITY     AMOUNT (A)        VALUE
----------------------------------------------------------------------------------

EURO COLLATERALIZED - 0.3%
Dutch Mortgage Loans
 Securitization, Ser. 2000-1,
 Class A2 (Netherlands)          5.875%  12/02/2076  EUR     500,000  $    471,200
                                                                      ------------

PASS-THROUGHS - FHLMC - 13.0%
FHLMC Gold TBA                   6.000%  01/01/2031       18,000,000    17,611,884
FHLMC Gold TBA                   6.500%  01/01/2030        1,000,000     1,000,938
FHLMC Gold TBA                   7.500%  01/01/2030        2,000,000     2,061,876
                                                                      ------------
                                                                        20,674,698
                                                                      ------------

PASS-THROUGHS - FNMA - 8.0%
FNMA Pool #404129                6.500%  12/01/2027          795,471       796,628
FNMA Pool #567016                8.000%  11/01/2030          849,160       888,912
FNMA TBA                         6.000%  01/01/2031        3,000,000     2,931,564
FNMA TBA                         6.500%  01/01/2014        2,000,000     2,038,124
FNMA TBA                         6.500%  01/01/2029        4,000,000     4,000,000
FNMA TBA                         7.500%  01/01/2029        2,000,000     2,063,124
                                                                      ------------
                                                                        12,718,352
                                                                      ------------

PASS-THROUGHS - GNMA - 4.2%
GNMA Pool #498277                7.500%  06/15/2031          481,600       498,155
GNMA Pool #536371                8.000%  11/15/2030          293,942       307,372
GNMA Pool #550976                7.000%  10/15/2031          794,957       813,042
GNMA Pool #564121                7.500%  07/15/2031          294,921       305,059
GNMA Pool #564375                7.000%  09/15/2031          697,913       713,790
GNMA TBA                         6.000%  01/26/2030        1,000,000       980,000
GNMA TBA                         6.500%  01/01/2031        3,000,000     3,008,436
                                                                      ------------
                                                                         6,625,854
                                                                      ------------

PLANNED AMORTIZATION CLASS - 0.5%
FHLMC, Ser. 2271, Class PY       6.500%  03/15/2029          708,808       729,654
                                                                      ------------

SEQUENTIAL - 1.5%
FNMA, Ser. 2000-46, Class B      7.500%  07/25/2027          675,553       675,780
FNMA, Ser. 2000-49, Class BC     7.500%  01/25/2027          296,053       295,879

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE     MATURITY     AMOUNT (A)        VALUE
----------------------------------------------------------------------------------

SEQUENTIAL (CONTINUED)
FNMA, Ser. 2000-51, Class BA     7.000%  04/25/2027          819,152  $    818,946
FNMA, Ser. 2000-53, Class A      7.000%  11/25/2023          455,644       464,638
PNC Mortgage Securities Corp.,
 Ser. 2001-1, Class 1A1          7.000%  02/25/2031          123,346       123,394
                                                                      ------------
                                                                         2,378,637
                                                                      ------------
    Total (Cost - $51,967,819)                                          52,014,773
                                                                      ------------

COMMERCIAL MORTGAGE BACKED SECURITIES (CMBS) * - 0.5%

OTHER CMBS - 0.5%
Chase Commercial Mortgage
 Securities Corp., Ser.
 2000-3, Class A1                7.093%  08/15/2008          422,412       447,954
Nationslink Funding Corp.,
 Ser. 1998-2, Class A2           6.476%  07/20/2008          270,000       279,473
                                                                      ------------
                                                                           727,427
                                                                      ------------
    Total (Cost - $692,522)                                                727,427
                                                                      ------------

MORTGAGE DERIVATIVES - 0.1%

VENDEE IO - 0.1%
Vendee Mortgage Trust, Ser.
 1997-1, Class IO#=/=           25.998%  02/15/2027          147,592       128,121
Vendee Mortgage Trust, Ser.
 2000-1, Class IO#=/=           11.682%  01/15/2030           35,018        40,892
Vendee Mortgage Trust, Ser.
 2001-2, Class IO#=/=           19.291%  02/15/2031           48,576        57,620
                                                                      ------------
                                                                           226,633
                                                                      ------------
    Total (Cost - $231,186)                                                226,633
                                                                      ------------

CORPORATE OBLIGATIONS * - 36.6%

AEROSPACE/DEFENSE - 0.5%
Bombardier Capital Inc+          7.300%  12/15/2002          750,000       778,828
                                                                      ------------

BANKING - 9.7%
Associates Corp. North America   6.950%  11/01/2018          200,000       205,893
Bank One Corp.                   5.900%  11/15/2011          240,000       231,576
Bank One Corp.                   6.500%  02/01/2006          490,000       512,085

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE     MATURITY     AMOUNT (A)        VALUE
----------------------------------------------------------------------------------

BANKING (CONTINUED)
Barclays Bank plc (United
 Kingdom)                        5.750%  03/08/2011  EUR   2,000,000  $  1,804,526
Citigroup, Inc.                  6.500%  01/18/2011        1,870,000     1,923,807
Countrywide Home Loan, MTN       5.250%  05/22/2003          370,000       377,003
Credit Suisse First Boston
 (Switzerland)                   5.875%  08/01/2006          220,000       223,799
Fleet Boston Financial           4.875%  12/01/2006          380,000       371,640
JP Morgan Chase & Co.            6.750%  02/01/2011        2,360,000     2,415,875
National Australia Bank
 (Australia)                     8.600%  05/19/2010          350,000       400,879
Nordbanken (FRN) (Sweden)        6.000%  12/13/2010  EUR   1,700,000     1,558,081
PNC Funding Corp.                5.750%  08/01/2006          210,000       213,029
Royal Bank of Scotland plc
 (MTN) (United Kingdom)          6.000%  05/10/2013  EUR   1,000,000       897,885
San Paolo IMI (MTN) (Italy)      6.375%  04/06/2010  EUR     450,000       414,242
Unicredito Italiano Spa (FRN)
 (Italy)                         6.250%  06/14/2010  EUR     450,000       414,999
Wells Fargo Bank                 6.450%  02/01/2011        3,410,000     3,481,791
                                                                      ------------
                                                                        15,447,110
                                                                      ------------

CAPTIVE FINANCE COMPANIES - 3.0%
Ford Motor Credit Co.            6.875%  02/01/2006          950,000       951,369
Ford Motor Credit Co.            7.375%  02/01/2011          930,000       914,055
General Motors Acceptance
 Corp.                           5.800%  03/12/2003        2,910,000     2,968,113
                                                                      ------------
                                                                         4,833,537
                                                                      ------------

CHEMICALS - 0.2%
Glaxo Wellcome plc (United
 Kingdom)                        8.750%  12/01/2005  GBP     200,000       322,157
                                                                      ------------

ELECTRIC POWER GENERATION - 4.1%
American Electric Power, Ser.
 A                               6.125%  05/15/2006          920,000       910,726
Firstenergy Corp.                6.450%  11/15/2011          400,000       391,400
NGG Finance (United Kingdom)     6.125%  08/23/2011  EUR   1,100,000       985,479
PPL Energy Supply LLC            6.400%  11/01/2011          510,000       474,933
Progress Energy, Inc.            6.550%  03/01/2004        1,250,000     1,301,940
Progress Energy, Inc.            7.100%  03/01/2011          990,000     1,028,906
Progress Energy, Inc.            7.750%  03/01/2031          420,000       449,222
PSEG Power LLC                   7.750%  04/15/2011          370,000       387,747
PSEG Power LLC                   8.625%  04/15/2031          620,000       688,496
                                                                      ------------
                                                                         6,618,849
                                                                      ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE     MATURITY     AMOUNT (A)        VALUE
----------------------------------------------------------------------------------

ENTERTAINMENT - 0.7%
AOL Time Warner, Inc.            7.625%  04/15/2031          560,000  $    592,352
Harrahs Operating Co., Inc.+     7.125%  06/01/2007          490,000       495,842
                                                                      ------------
                                                                         1,088,194
                                                                      ------------

FOOD - 0.7%
Koninklijke Ahold NV (MTN)
 (Netherlands)                   5.875%  05/09/2008  EUR   1,300,000     1,165,472
                                                                      ------------

HEALTH CARE - 0.4%
Cardinal Health, Inc.            6.750%  02/15/2011          610,000       633,422
                                                                      ------------

INDUSTRIAL - 1.9%
Ti Group plc (United Kingdom)    6.375%  07/18/2005  EUR   1,350,000     1,246,996
Tyco International Group
 (Luxembourg)                    4.950%  08/01/2003        1,260,000     1,275,897
Tyco International Group
 (Luxembourg)                    6.125%  04/04/2007  EUR     500,000       450,241
                                                                      ------------
                                                                         2,973,134
                                                                      ------------

INTEGRATED ENERGY - 0.2%
Union Oil Co. of California      7.000%  05/01/2028          360,000       352,449
                                                                      ------------

LIFE INSURANCE - 0.2%
John Hancock Capital             5.625%  12/01/2008          340,000       335,250
                                                                      ------------

MEDIA-CABLE - 2.0%
Comcast Cable Communications     6.750%  01/30/2011        2,740,000     2,751,916
Comcast Cable Communications     8.875%  05/01/2017          300,000       345,496
                                                                      ------------
                                                                         3,097,412
                                                                      ------------

NATURAL GAS-DISTRIBUTORS - 0.8%
Keyspan Corp.                    7.625%  11/15/2010          440,000       476,261
Keyspan Corp.                    8.000%  11/15/2030          610,000       683,515
Peoples Energy Corp.             6.900%  01/15/2011          120,000       120,461
                                                                      ------------
                                                                         1,280,237
                                                                      ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE     MATURITY     AMOUNT (A)        VALUE
----------------------------------------------------------------------------------

NATURAL GAS-PIPELINES - 0.4%
Kinder Morgan Energy Partners    6.750%  03/15/2011          700,000  $    699,921
                                                                      ------------

NONCAPTIVE FINANCE - 0.3%
Heller Financial Inc.            7.500%  08/23/2002          300,000       310,225
Household Finance Corp.          6.500%  01/24/2006          110,000       112,744
                                                                      ------------
                                                                           422,969
                                                                      ------------

RAILROADS - 0.9%
Burlington North Santa Fe
 Corp.                           6.750%  03/15/2029          360,000       348,088
Norfolk Southern Corp.           7.250%  02/15/2031        1,020,000     1,041,895
                                                                      ------------
                                                                         1,389,983
                                                                      ------------

REFINING - 0.5%
Norsk Hydro A/S (Norway)         6.250%  01/15/2010  EUR     800,000       730,721
                                                                      ------------

REITS - 0.7%
EOP Operating LP                 7.375%  11/15/2003        1,060,000     1,114,859
                                                                      ------------

SUPERMARKETS - 1.4%
Delhaize America, Inc.           8.125%  04/15/2011        1,030,000     1,130,531
Delhaize America, Inc.           9.000%  04/15/2031          870,000     1,042,834
                                                                      ------------
                                                                         2,173,365
                                                                      ------------

TELECOMMUNICATIONS - WIRELESS - 3.2%
Cingular Wireless                6.500%  12/15/2011          340,000       344,473
Cingular Wireless                7.125%  12/15/2031          320,000       325,765
Deutsche Telekom Int Finance
 (Netherlands)                   8.000%  06/15/2010          350,000       383,036
Qwest Capital Funding            5.875%  08/03/2004        1,090,000     1,078,988
Qwest Capital Funding            7.000%  08/03/2009          400,000       388,519
Qwest Capital Funding            7.625%  08/03/2021          140,000       133,542
Verizon Wireless                 5.375%  12/15/2006        1,770,000     1,761,890
Vodafone Finance BV
 (Netherlands)                   4.750%  05/27/2009  EUR     800,000       675,427
                                                                      ------------
                                                                         5,091,640
                                                                      ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE     MATURITY     AMOUNT (A)        VALUE
----------------------------------------------------------------------------------

TELECOMMUNICATIONS - WIRELINES - 2.4%
British Telecom plc (United
 Kingdom)                        6.875%  02/15/2011  EUR   1,400,000  $  1,305,195
Deutsche Telekom Int Finance
 (Germany)                       5.875%  07/11/2006  EUR   1,400,000     1,265,321
France Telecom (France)+         7.750%  03/01/2011          220,000       235,644
Socgerim (MTN) (Luxembourg)      6.125%  04/20/2006  EUR     139,000       126,096
Verizon Global Funding Corp.     7.750%  12/01/2030          730,000       812,483
                                                                      ------------
                                                                         3,744,739
                                                                      ------------

TOBACCO - 0.6%
Imperial Tobacco Finance (MTN)
 (United Kingdom)                6.375%  09/27/2006  EUR   1,000,000       913,248
                                                                      ------------

TRANSPORTATION SERVICES - 0.9%
PSA Corp. Ltd. (Singapore)       7.125%  08/01/2005        1,400,000     1,502,340
                                                                      ------------

UTILITY - 0.9%
United Utility Water plc
 (United Kingdom)                4.875%  03/18/2009  EUR   1,700,000     1,441,918
                                                                      ------------
    Total (Cost - $57,206,842)                                          58,151,754
                                                                      ------------

SOVEREIGN DEBT OBLIGATIONS - 26.7%

AUSTRIA - 7.8%
Republic of Austria              5.875%  07/15/2006  EUR  13,250,000    12,444,652
                                                                      ------------

BELGIUM - 1.1%
Kingdom of Belgium, Ser. 36      5.000%  09/28/2011  EUR   2,070,000     1,816,433
                                                                      ------------

CANADA - 0.6%
Canada Government Bond           5.750%  06/01/2029  CAD   1,370,000       869,419
                                                                      ------------

DENMARK - 0.4%
Kingdom of Denmark Bond          7.000%  11/10/2024  DKK   4,400,000       634,414
                                                                      ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE     MATURITY     AMOUNT (A)        VALUE
----------------------------------------------------------------------------------

FRANCE - 0.6%
France O.A.T.                    5.750%  10/25/2032  EUR   1,000,000  $    928,289
                                                                      ------------

GERMANY - 1.1%
Bundesobligation                 5.000%  02/17/2006  EUR   1,900,000     1,733,516
                                                                      ------------

GREECE - 0.5%
Hellenic Republic                6.500%  10/22/2019  EUR     800,000       772,765
                                                                      ------------

JAPAN - 5.3%
Japanese Government Bond         1.900%  03/20/2009  JPY 152,000,000     1,236,976
Japanese Government Bond, Ser.
 225                             1.900%  12/20/2010  JPY 778,000,000     6,272,236
Japanese Government Bond, Ser.
 46                              2.200%  06/22/2020  JPY 108,000,000       853,416
                                                                      ------------
                                                                         8,362,628
                                                                      ------------

MULTI-NATIONAL - 1.7%
European Investment Bank         5.500%  12/07/2009  GBP     118,000       171,367
Inter-American Development
 Bank                            7.375%  01/15/2010        1,580,000     1,757,164
International Bank for
 Reconstruction & Development,
 Ser. 791                        5.500%  05/14/2003  AUD   1,600,000       829,210
                                                                      ------------
                                                                         2,757,741
                                                                      ------------

SPAIN - 2.7%
Spanish Government Bond          5.400%  07/30/2011  EUR   4,720,000     4,265,393
                                                                      ------------

SWEDEN - 2.5%
Swedish Government Bond          8.000%  08/15/2007  SEK   6,100,000       665,034
Swedish Government Bond, Ser.
 1044                            3.500%  04/20/2006  SEK  36,000,000     3,245,508
                                                                      ------------
                                                                         3,910,542
                                                                      ------------

UNITED KINGDOM - 2.4%
U.K. Treasury Bond               4.250%  06/07/2032  GBP     800,000     1,077,806

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE     MATURITY     AMOUNT (A)        VALUE
----------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)
U.K. Treasury Note               5.000%  03/07/2012  GBP   1,900,000  $  2,770,498
                                                                      ------------
                                                                         3,848,304
                                                                      ------------
    Total (Cost - $43,344,051)                                          42,344,096
                                                                      ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.1%

AGENCY OBLIGATIONS - 5.1%
FHLMC Sovereign Agency           5.625%  03/15/2011        1,100,000     1,090,260
FNMA Sovereign Agency            6.250%  07/19/2011        6,550,000     6,720,529
FNMA Sovereign Agency            7.250%  05/15/2030          220,000       248,429
                                                                      ------------
                                                                         8,059,218
                                                                      ------------

U.S. TREASURY NOTES & BONDS - 2.0%
U.S. Treasury Note               2.750%  10/31/2003          140,000       139,699
U.S. Treasury Note               4.625%  05/15/2006          800,000       811,156
U.S. Treasury Note               5.000%  08/15/2011          430,000       428,925
U.S. Treasury Note               5.125%  12/31/2002          350,000       360,609
U.S. Treasury Note               5.500%  02/28/2003           80,000        82,994
U.S. Treasury Note               6.375%  08/01/2011        1,390,000     1,402,121
                                                                      ------------
                                                                         3,225,504
                                                                      ------------
    Total (Cost - $11,027,641)                                          11,284,722
                                                                      ------------

SHORT TERM INVESTMENTS - 5.8%
Den Danske Bank Time Deposit     1.563%  01/02/2002        5,000,000     5,000,000
Lloyds Bank CP                   1.830%  03/06/2002        3,000,000     2,990,240
U.S. Treasury Bill@=/=           3.340%  02/28/2002        1,200,000     1,196,789
                                                                      ------------
   Total (Cost - $9,183,967)                                             9,187,029
                                                                      ------------
TOTAL INVESTMENTS - 123.4%
(COST - $196,482,190)                                                  195,993,620
                                                                      ------------
LIABILITIES, NET OF OTHER
ASSETS - (23.4%)                                                       (37,154,754)
                                                                      ------------
NET ASSETS - 100.0%                                                   $158,838,866
                                                                      ============

FFTW FUNDS, INC.

  DECEMBER 31, 2001

Summary of Abbreviations
------------------------
AUD    Australian Dollar
CAD    Canadian Dollar
CP     Commercial Paper
DKK    Danish Krone
EUR    European Monetary Unit (Euro)
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
FRN    Floating Rate Note
GBP    Great British Pound
GNMA   Government National Mortgage Association
IO     Interest Only
JPY    Japanese Yen
MTN    Medium-Term Note
       Obligations Assimilables du Tresor are French government
O.A.T. long-term debt instruments.
SEK    Swedish Krona
TBA    To Be Announced - Security is subject to delayed delivery.
Vendee Veterans Administration

+ Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities were valued at $6,647,915 or 4.2% of net assets.
*    Country of origin is United States unless otherwise indicated.
(a)  Face amount shown in U.S. dollars unless otherwise indicated.
#    Face amount shown represents amortized cost.
=/=  Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  WORLDWIDE CORE PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 2001

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

ASSET BACKED SECURITIES (ABS) * - 14.7%

AUTO LOAN - 0.3%
Oscar Funding Corp., Ser. 4,
 Class 2 (FRN) (Japan)           3.853%  05/10/2004  EUR       106,340  $     94,761
Oscar Funding Corp., Ser. 5,
 Class 1 (FRN) (Japan)           3.867%  11/10/2004            370,825       370,640
Oscar Funding Corp., Ser. 5,
 Class 2 (FRN) (Japan)           4.604%  11/10/2004  EUR       142,623       126,928
                                                                        ------------
                                                                             592,329
                                                                        ------------

COLLATERALIZED LOAN OBLIGATION - 1.2%
CORE, Ser. 1999-1X, Class A3A
 (FRN) (Germany)                 3.552%  03/17/2009  EUR       544,126       483,860
Shinsei Funding SPC, Ser.
 2001-2X, Class A (FRN)
 (Japan)                         0.451%  10/25/2008  JPY   300,000,000     2,289,028
                                                                        ------------
                                                                           2,772,888
                                                                        ------------

CREDIT CARD - 1.7%
Chester Asset Receivables Deal
 11, Ser. A (United Kingdom)     6.125%  10/15/2010  EUR     1,180,000     1,104,782
Chester Asset Receivables Deal
 5 (United Kingdom)              6.625%  03/17/2008  GBP       640,000       966,148
Citibank Credit Card Master
 Trust, Ser. 1999-6, Class A+    4.500%  08/25/2004  EUR     1,600,000     1,436,892
MBNA Master Credit Card Trust,
 Ser. 1995-J, Class A (FRN)      2.755%  04/15/2005            350,000       350,433
                                                                        ------------
                                                                           3,858,255
                                                                        ------------

EQUIPMENT - 1.1%
Ikon Receivables LLC, Ser.
 1999-1, Class A4                6.230%  05/25/2008          2,275,000     2,335,135
                                                                        ------------

HOME EQUITY LOAN - 5.2%
Block Mortgage Finance Inc.,
 Ser. 1999-1, Class A7 (FRN)     5.830%  04/25/2016             25,662        26,135
DLJ Commercial Mortgage Corp.,
 Ser. 1998-CG1, Class A1B        6.410%  05/10/2008          1,250,000     1,289,331
EQCC Home Equity Loan Trust,
 Ser. 1999-1, Class A2F          5.765%  06/20/2015          1,797,238     1,805,994
HFC Revolving Home Equity Loan
 Trust, Ser. 1996-1, Class A
 (FRN)                           2.663%  07/20/2017          1,088,654     1,088,654
Long Beach Mortgage Loan
 Trust, Ser. 2001-2, Class A2    2.388%  07/25/2031          2,918,016     2,920,712
New South Home Equity Trust,
 Ser. 1999-2, Class A4 (FRN)     7.590%  04/25/2030          1,500,000   1,587,129 f

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

HOME EQUITY LOAN (CONTINUED)
Residential Asset Securities
 Corporation, Ser. 2000-KS5,
 Class AII (FRN)                 2.170%  11/25/2007          1,316,564  $  1,317,758
Superannuation Members Home
 Loans Global, Ser. 1A, Class
 A2 (FRN)+                       3.410%  06/15/2026          1,500,000     1,500,303
                                                                        ------------
                                                                          11,536,016
                                                                        ------------

OTHER ABS - 5.2%
Amethyst Funding Corp., Ser.
 2, Class 1 (FRN)                4.390%  01/02/2004            395,334       395,136
Cygnus Funding Corp., Ser. 1,
 Class 1 (Cayman Islands)        4.460%  03/01/2004          1,082,520     1,082,749
Delicious Finance Corp., Ser.
 1, Class 1 (Japan)              1.342%  07/06/2008  JPY   352,696,555     2,674,961
HABS Corp., Ser. 2000-1X,
 Class A (FRN) (Cayman
 Islands)                        3.226%  11/28/2007          1,000,000       998,000
J-Shop Corp., Ser. II, Class 1
 (FRN) (Japan)                   0.604%  01/13/2003  JPY    47,644,210       363,530
Life Funding Co., Ser.
 2001-1A, Class A1 (FRN)
 (Cayman Islands)+               0.454%  10/14/2008  JPY   500,000,000     3,815,047
Lumiere Funding Corp., Ser.
 1X, Class 1 (FRN) (Japan)       2.443%  07/10/2003            275,283       275,283
Maestro Securitisation Corp.,
 Ser. 1, Class 1 (FRN) (Japan)   2.951%  07/10/2005            855,326       855,326
R Funding Corp., Ser. 1X,
 Class 1 (FRN) (Japan)           3.189%  02/02/2004            481,149       481,149
Soleil Funding Corp., Ser. 1,
 Class 1 (FRN) (Japan)           2.793%  08/10/2004            426,304       428,009
                                                                        ------------
                                                                          11,369,190
                                                                        ------------
    Total (Cost - $33,390,363)                                            32,463,813
                                                                        ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) * - 39.1%

ACCRETION DIRECTED - 0.2%
Countrywide Home Loans, Ser.
 2000-9, Class A11               7.500%  01/25/2031            437,858       446,037
                                                                        ------------

CMO FLOATER - 6.9%
FHLMC, Ser. 1695, Class AB       2.963%  01/15/2024            245,674       245,814
FHLMC, Ser. 1865, Class DE       4.450%  12/15/2020            742,256       742,824
FHLMC, Ser. 1935, Class FA
 (FRN)                           2.538%  02/15/2026            952,208       952,842
FHLMC, Ser. 2062, Class FB       2.825%  07/15/2024            359,938       358,907
FHLMC, Ser. 2228, Class FG
 (FRN)                           2.496%  01/15/2025            983,596       991,217
FHLMC-GNMA, Ser. 20, Class F
 (FRN)                           2.538%  10/25/2023            929,855       937,861
FNMA, Ser. 1993, Class FA
 (FRN)                           4.490%  08/25/2008            563,653       570,732
FNMA, Ser. 1993-174, Class F     2.688%  09/25/2008            346,581       352,202
FNMA, Ser. 1993-226, Class FA
 (FRN)                           4.430%  05/25/2019            682,457       680,063

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

CMO FLOATER (CONTINUED)
FNMA, Ser. 1993-248, Class F
 (FRN)                           2.938%  09/25/2023          2,297,934  $  2,362,568
FNMA, Ser. 1997-42, Class FD
 (FRN)                           3.348%  07/18/2027            445,427       458,132
FNMA, Ser. 1999-47, Class JF
 (FRN)                           2.560%  11/18/2027            517,503       523,045
FNMA, Ser. 2000-30, Class FC
 (FRN)                           2.338%  10/25/2021          1,375,543     1,369,668
FNMA, Ser. 2001-20, Class FE
 (FRN)                           7.000%  09/25/2024          1,000,000     1,027,680
GNMA, Ser. 2000-30, Class F
 (FRN)                           2.446%  12/16/2022          1,143,571     1,153,417
GNMA, Ser. 2000-8, Class FA
 (FRN)                           2.446%  01/16/2030            631,691       637,363
Prudential Home Mortgage
 Securities, Ser. 1994-7,
 Class A9 (FRN)                  4.813%  03/25/2009          1,700,000     1,720,876
                                                                        ------------
                                                                          15,085,211
                                                                        ------------

EURO COLLATERALIZED - 0.6%
Dutch Mortgage Loans
 Securitization, Ser. 2000-1,
 Class A2 (Netherlands)          5.875%  12/02/2076  EUR     1,000,000       942,399
European Mortgage Securities
 B.V., Ser. III, Class A2
 (FRN) (Netherlands)             5.875%  09/29/2049  EUR       500,000       468,528
                                                                        ------------
                                                                           1,410,927
                                                                        ------------

PASS-THROUGHS - FHLMC - 12.1%
FHLMC Gold TBA                   6.000%  01/01/2031         22,000,000    21,525,636
FHLMC Gold TBA                   6.500%  01/01/2030          2,000,000     2,001,876
FHLMC Gold TBA                   7.500%  01/01/2030          3,000,000     3,092,814
                                                                        ------------
                                                                          26,620,326
                                                                        ------------

PASS-THROUGHS - FNMA - 11.3%
FNMA Pool #404129                6.500%  12/01/2027            795,471       796,628
FNMA Pool #567016                8.000%  11/01/2030            849,160       888,912
FNMA TBA                         6.000%  01/01/2031          6,000,000     5,863,128
FNMA TBA                         6.500%  01/01/2014          4,000,000     4,076,248
FNMA TBA                         6.500%  01/01/2029          8,000,000     8,000,000
FNMA TBA                         7.500%  01/01/2029          5,000,000     5,157,810
                                                                        ------------
                                                                          24,782,726
                                                                        ------------

PASS-THROUGHS - GNMA - 4.6%
GNMA Pool #475892                6.500%  07/15/2028          1,464,363     1,471,045
GNMA Pool #498277                7.500%  06/15/2031            866,880       896,679

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

PASS-THROUGHS - GNMA (CONTINUED)
GNMA Pool #536371                8.000%  11/15/2030            440,913  $    461,057
GNMA Pool #550976                7.000%  10/15/2031          1,490,544     1,524,454
GNMA Pool #564121                7.500%  07/15/2031            589,842       610,118
GNMA Pool #564375                7.000%  09/15/2031          1,096,720     1,121,670
GNMA TBA                         6.000%  01/26/2030          1,000,000       980,000
GNMA TBA                         6.500%  01/01/2031          3,000,000     3,008,436
                                                                        ------------
                                                                          10,073,459
                                                                        ------------

PLANNED AMORTIZATION CLASS - 0.9%
FHLMC, Ser. 2271, Class PY       6.500%  03/15/2029          1,063,212     1,094,482
FNMA, Ser. 1994-6, Class PE      7.250%  01/17/2021            839,103       851,832
                                                                        ------------
                                                                           1,946,314
                                                                        ------------

SEQUENTIAL - 2.5%
FHLMC, Ser. 2242, Class B        7.500%  02/15/2029          1,000,000     1,028,255
FNMA, Ser. 2000-46, Class B      7.500%  07/25/2027          1,166,864     1,167,257
FNMA, Ser. 2000-49, Class BC     7.500%  01/25/2027            592,106       591,759
FNMA, Ser. 2000-51, Class BA     7.000%  04/25/2027          1,638,304     1,637,891
FNMA, Ser. 2000-53, Class A      7.000%  11/25/2023            787,021       802,557
PNC Mortgage Securities Corp.,
 Ser. 2001-1, Class 1A1          7.000%  02/25/2031            208,147       208,227
                                                                        ------------
                                                                           5,435,946
                                                                        ------------
    Total (Cost - $85,861,706)                                            85,800,946
                                                                        ------------

COMMERCIAL MORTGAGE BACKED SECURITIES (CMBS) * - 0.5%

OTHER CMBS - 0.5%
Chase Commercial Mortgage
 Securities Corp., Ser.
 2000-3, Class A1                7.093%  08/15/2008            675,859       716,726
Nationslink Funding Corp.,
 Ser. 1998-2, Class A2           6.476%  07/20/2008            470,000       486,490
                                                                        ------------
    Total (Cost - $1,146,030)                                              1,203,216
                                                                        ------------

MORTGAGE DERIVATIVES - 0.2%

VENDEE IO - 0.2%
Vendee Mortgage Trust, Ser.
 1997-1, Class IO#=/=           25.998%  02/15/2027            240,809       209,039

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

VENDEE IO (CONTINUED)
Vendee Mortgage Trust, Ser.
 2000-1, Class IO#=/=           11.682%  01/15/2030             62,004  $     72,404
Vendee Mortgage Trust, Ser.
 2001-2, Class IO#=/=           19.291%  02/15/2031             86,527       102,636
                                                                        ------------
    Total (Cost - $389,340)                                                  384,079
                                                                        ------------

CORPORATE OBLIGATIONS * - 30.4%

AEROSPACE/DEFENSE - 0.4%
Bombardier Capital Inc+          7.300%  12/15/2002            920,000       955,362
                                                                        ------------

BANKING - 7.4%
Associates Corp. North America   6.950%  11/01/2018            300,000       308,839
Bank One Corp.                   5.900%  11/15/2011            300,000       289,470
Bank One Corp.                   6.500%  02/01/2006            510,000       532,987
Barclays Bank plc (United
 Kingdom)                        5.750%  03/08/2011  EUR     2,000,000     1,804,526
Caixa Geral de Depositos
 Finance (MTN) (Portugal)        6.250%  10/12/2009  EUR       440,000       402,956
Citigroup, Inc.                  5.500%  08/09/2006             90,000        91,282
Credit Suisse First Boston
 (Switzerland)                   5.875%  08/01/2006            400,000       406,907
Exxon Capital Corp.              6.625%  08/15/2002          1,500,000     1,538,905
Fleet Boston Financial           4.875%  12/01/2006            470,000       459,660
National Australia Bank
 (Australia)                     8.600%  05/19/2010            430,000       492,508
Nordbanken (FRN) (Sweden)+       6.000%  12/13/2010  EUR     1,900,000     1,741,384
Nordbanken REGS (FRN) (Sweden)   6.000%  12/13/2010  EUR       300,000       274,955
PNC Funding Corp.                5.750%  08/01/2006            380,000       385,482
Royal Bank of Scotland plc
 (MTN) (United Kingdom)          6.000%  05/10/2013  EUR     2,000,000     1,795,770
San Paolo IMI (MTN) (Italy)      6.375%  04/06/2010  EUR       900,000       828,484
Unicredito Italiano Spa (FRN)
 (Italy)                         6.250%  06/14/2010  EUR       750,000       691,664
Wells Fargo Bank                 6.450%  02/01/2011          4,280,000     4,370,107
                                                                        ------------
                                                                          16,415,886
                                                                        ------------

CAPTIVE FINANCE COMPANIES - 1.1%
Ford Motor Credit Co.            6.875%  02/01/2006          1,150,000     1,151,657
Ford Motor Credit Co.            7.375%  02/01/2011          1,180,000     1,159,769
                                                                        ------------
                                                                           2,311,426
                                                                        ------------

CHEMICALS - 0.5%
Glaxo Wellcome plc (United
 Kingdom)                        8.750%  12/01/2005  GBP       637,000     1,026,069
                                                                        ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

ELECTRIC POWER GENERATION - 3.8%
American Electric Power, Ser.
 A                               6.125%  05/15/2006          1,180,000  $  1,168,104
Firstenergy Corp.                6.450%  11/15/2011            490,000       479,465
NGG Finance (United Kingdom)     6.125%  08/23/2011  EUR     1,400,000     1,254,246
PPL Energy Supply LLC            6.400%  11/01/2011            610,000       568,058
Progress Energy, Inc.            6.550%  03/01/2004          1,550,000     1,614,406
Progress Energy, Inc.            7.100%  03/01/2011          1,230,000     1,278,338
Progress Energy, Inc.            7.750%  03/01/2031            520,000       556,180
PSEG Power LLC                   7.750%  04/15/2011            440,000       461,105
PSEG Power LLC                   8.625%  04/15/2031            750,000       832,858
                                                                        ------------
                                                                           8,212,760
                                                                        ------------

ENTERTAINMENT - 0.6%
AOL Time Warner, Inc.            7.625%  04/15/2031            680,000       719,285
Harrahs Operating Co., Inc.+     7.125%  06/01/2007            620,000       627,392
                                                                        ------------
                                                                           1,346,677
                                                                        ------------

FOOD - 0.7%
Koninklijke Ahold NV (MTN)
 (Netherlands)                   5.875%  05/09/2008  EUR     1,800,000     1,613,731
                                                                        ------------

HEALTH CARE - 0.3%
Cardinal Health, Inc.            6.750%  02/15/2011            640,000       664,573
                                                                        ------------

INDUSTRIAL - 0.3%
Tyco International Group
 (Luxembourg)                    6.125%  04/04/2007  EUR       700,000       630,337
                                                                        ------------

INTEGRATED ENERGY - 0.2%
Union Oil Co. of California      7.000%  05/01/2028            450,000       440,562
                                                                        ------------

LIFE INSURANCE - 0.2%
John Hancock Capital             5.625%  12/01/2008            420,000       414,132
                                                                        ------------

MEDIA-CABLE - 2.0%
Comcast Cable Communications     6.750%  01/30/2011          3,470,000     3,485,091

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

MEDIA-CABLE (CONTINUED)
Comcast Cable Communications     8.875%  05/01/2017            800,000  $    921,322
                                                                        ------------
                                                                           4,406,413
                                                                        ------------

NATURAL GAS-DISTRIBUTORS - 1.0%
Keyspan Corp.                    7.625%  11/15/2010            630,000       681,920
Keyspan Corp.                    8.000%  11/15/2030          1,250,000     1,400,646
Peoples Energy Corp.             6.900%  01/15/2011            150,000       150,577
                                                                        ------------
                                                                           2,233,143
                                                                        ------------

NATURAL GAS-PIPELINES - 0.4%
Kinder Morgan Energy Partners    6.750%  03/15/2011            870,000       869,902
                                                                        ------------

NONCAPTIVE FINANCE - 0.3%
Heller Financial Inc.            7.500%  08/23/2002            330,000       341,247
Household Finance Corp.          6.500%  01/24/2006            230,000       235,738
                                                                        ------------
                                                                             576,985
                                                                        ------------

RAILROADS - 1.4%
Burlington North Santa Fe
 Corp.                           6.750%  03/15/2029          1,080,000     1,044,263
Canadian Pacific Railroad        6.250%  10/15/2011            880,000       867,147
Norfolk Southern Corp.           7.250%  02/15/2031          1,220,000     1,246,189
                                                                        ------------
                                                                           3,157,599
                                                                        ------------

REFINING - 0.4%
Norsk Hydro A/S (Norway)         6.250%  01/15/2010  EUR       900,000       822,061
                                                                        ------------

REITS - 0.8%
EOP Operating LP                 7.375%  11/15/2003          1,670,000     1,756,429
                                                                        ------------

SUPERMARKETS - 1.3%
Delhaize America, Inc.           8.125%  04/15/2011          1,480,000     1,624,452
Delhaize America, Inc.           9.000%  04/15/2031            970,000     1,162,700
                                                                        ------------
                                                                           2,787,152
                                                                        ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

TELECOMMUNICATIONS - WIRELESS - 3.1%
Cingular Wireless                6.500%  12/15/2011            430,000  $    435,657
Cingular Wireless                7.125%  12/15/2031            400,000       407,206
Deutsche Telekom Int Finance
 (Netherlands)                   8.000%  06/15/2010            430,000       470,587
Qwest Capital Funding            5.875%  08/03/2004          1,430,000     1,415,553
Qwest Capital Funding            7.000%  08/03/2009            490,000       475,936
Qwest Capital Funding            7.625%  08/03/2021            180,000       171,697
Verizon Wireless                 5.375%  12/15/2006          2,200,000     2,189,920
Vodafone Finance BV
 (Netherlands)                   4.750%  05/27/2009  EUR     1,475,000     1,245,319
                                                                        ------------
                                                                           6,811,875
                                                                        ------------

TELECOMMUNICATIONS - WIRELINES - 1.9%
British Telecom plc (United
 Kingdom)                        6.875%  02/15/2011  EUR     1,400,000     1,305,195
Deutsche Telekom Int Finance
 (Germany)                       5.875%  07/11/2006  EUR     1,400,000     1,265,321
France Telecom (France)+         7.750%  03/01/2011            280,000       299,911
Socgerim (MTN) (Luxembourg)      6.125%  04/20/2006  EUR       139,000       126,096
Verizon Global Funding Corp.     7.750%  12/01/2030            950,000     1,057,341
                                                                        ------------
                                                                           4,053,864
                                                                        ------------

TOBACCO - 0.7%
Imperial Tobacco Finance (MTN)
 (United Kingdom)                6.375%  09/27/2006  EUR     1,800,000     1,643,846
                                                                        ------------

TRANSPORTATION SERVICES - 0.8%
PSA Corp. Ltd. (Singapore)       7.125%  08/01/2005          1,700,000     1,824,270
                                                                        ------------

UTILITY - 0.8%
United Utility Water plc
 (United Kingdom)                4.875%  03/18/2009  EUR     2,000,000     1,696,374
                                                                        ------------
    Total (Cost - $65,611,511)                                            66,671,428
                                                                        ------------

SOVEREIGN DEBT OBLIGATIONS - 17.4%

AUSTRIA - 3.5%
Republic of Austria              5.875%  07/15/2006  EUR     8,200,000     7,701,596
                                                                        ------------

BELGIUM - 0.1%
Kingdom of Belgium, Ser. 36      5.000%  09/28/2011  EUR       330,000       289,576
                                                                        ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

CANADA - 0.5%
Canada Government Bond           5.750%  06/01/2029  CAD     1,690,000  $  1,072,495
                                                                        ------------

DENMARK - 0.4%
Kingdom of Denmark Bond          7.000%  11/10/2024  DKK     5,400,000       778,599
                                                                        ------------

FRANCE - 0.5%
France O.A.T.                    5.750%  10/25/2032  EUR     1,100,000     1,021,118
                                                                        ------------

GREECE - 0.6%
Hellenic Republic                6.500%  10/22/2019  EUR     1,400,000     1,352,338
                                                                        ------------

JAPAN - 4.9%
Japanese Government Bond         1.900%  03/20/2009  JPY   125,000,000     1,017,250
Japanese Government Bond, Ser.
 225                             1.900%  12/20/2010  JPY 1,080,000,000     8,706,960
Japanese Government Bond, Ser.
 46                              2.200%  06/22/2020  JPY   145,000,000     1,145,790
                                                                        ------------
                                                                          10,870,000
                                                                        ------------

MULTI-NATIONAL - 0.2%
European Investment Bank         5.500%  12/07/2009  GBP        24,000        34,854
European Investment Bank         7.625%  12/07/2006  GBP       100,000       159,416
International Bank for
 Reconstruction & Development
 (MTN)                           7.125%  07/30/2007  GBP       160,000       250,199
                                                                        ------------
                                                                             444,469
                                                                        ------------

SPAIN - 3.2%
Spanish Government Bond          5.400%  07/30/2011  EUR     7,900,000     7,139,112
                                                                        ------------

SWEDEN - 2.3%
Swedish Government Bond          5.250%  03/15/2011  SEK     5,000,000       474,175
Swedish Government Bond          8.000%  08/15/2007  SEK     4,700,000       512,403
Swedish Government Bond, Ser.
 1044                            3.500%  04/20/2006  SEK    44,000,000     3,966,732
                                                                        ------------
                                                                           4,953,310
                                                                        ------------

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  WORLDWIDE CORE PORTFOLIO - SCHEDULE OF INVESTMENTS (CONTINUED)
  DECEMBER 31, 2001

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

UNITED KINGDOM - 1.2%
U.K. Treasury Bond               4.250%  06/07/2032  GBP     1,900,000  $  2,559,788
                                                                        ------------
    Total (Cost - $39,407,453)                                            38,182,401
                                                                        ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 10.4%

AGENCY OBLIGATIONS - 0.9%
FHLMC Global Bond                6.000%  06/15/2011            450,000       458,321
FNMA Global Bond                 6.375%  06/15/2009          1,500,000     1,581,426
                                                                        ------------
                                                                           2,039,747
                                                                        ------------

U.S. TREASURY NOTES & BONDS - 9.5%
U.S. Treasury Bond               5.375%  02/15/2031          5,170,000     5,097,299
U.S. Treasury Note               2.750%  10/31/2003            220,000       219,527
U.S. Treasury Note               3.000%  11/30/2003          4,660,000     4,663,276
U.S. Treasury Note               4.625%  05/15/2006            970,000       983,527
U.S. Treasury Note               5.000%  08/15/2011          3,660,000     3,650,850
U.S. Treasury Note               5.125%  12/31/2002            750,000       772,734
U.S. Treasury Note               5.500%  02/28/2003            110,000       114,116
U.S. Treasury Note               5.500%  05/31/2003            230,000       239,685
U.S. Treasury Note               6.250%  05/15/2030          3,150,000     3,412,212
U.S. Treasury Note               6.375%  08/01/2011          1,820,000     1,835,870
                                                                        ------------
                                                                          20,989,096
                                                                        ------------
    Total (Cost - $23,685,234)                                            23,028,843
                                                                        ------------

SHORT TERM INVESTMENTS - 5.5%
Den Danske Bank Time Deposit     1.563%  01/02/2002          7,000,000     7,000,000
Lloyds Bank CP                   1.830%  03/06/2002          3,000,000     2,990,240
U.S. Treasury Bill@=/=           3.340%  02/28/2002          2,200,000     2,194,113
                                                                        ------------
   Total (Cost - $12,178,739)                                             12,184,353
                                                                        ------------
TOTAL INVESTMENTS - 118.2%
(COST - $261,670,376)                                                    259,919,079
                                                                        ------------
LIABILITIES, NET OF OTHER
ASSETS - (18.2%)                                                         (39,932,314)
                                                                        ------------
NET ASSETS - 100.0%                                                     $219,986,765
                                                                        ============

FFTW FUNDS, INC.

  DECEMBER 31, 2001

Summary of Abbreviations
------------------------
CAD    Canadian Dollar
CP     Commercial Paper
DKK    Danish Krone
EUR    European Monetary Unit (Euro)
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
FRN    Floating Rate Note
GBP    Great British Pound
GNMA   Government National Mortgage Association
IO     Interest Only
JPY    Japanese Yen
MTN    Medium-Term Note
       Obligations Assimilables du Tresor are French government
O.A.T. long-term debt instruments.
SEK    Swedish Krona
TBA    To Be Announced - Security is subject to delayed delivery.
Vendee Veterans Administration

+ Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities were valued at $10,376,291 or 4.7% of net assets.
*    Country of origin is United States unless otherwise indicated.
(a)  Face amount shown in U.S. dollars unless otherwise indicated.
#    Face amount shown represents amortized cost.
=/=  Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

See Notes to Financial Statements.

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  INTERNATIONAL PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE    MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------

ASSET BACKED SECURITIES (ABS) * - 36.1%

AUTO LOAN - 9.9%
Ace Securities Corp., Ser.
 2001-HEI, Class A (FRN)#       2.473%  11/20/2031          2,960,161  $  2,965,249
BMW Floorplan Master Owner
 Trust, Ser. 2000-1A - 144A
 (FRN)+                         4.235%  11/17/2003          1,500,000     1,497,539
Ford Credit Floorplan Master
 Owner Trust, Ser. 2001-1,
 Class A (FRN)                  2.170%  07/15/2004          1,800,000     1,800,466
GMAC Swift Trust, Ser. 1999-1+  5.000%  01/18/2005  EUR       700,000       637,615
Oscar Funding Corp., Ser. 4,
 Class 2 (FRN) (Japan)          3.853%  05/10/2004  EUR        63,804        56,857
Oscar Funding Corp., Ser. 5,
 Class 1 (FRN) (Japan)          3.867%  11/10/2004            171,150       171,064
Oscar Funding Corp., Ser. 5,
 Class 2 (FRN) (Japan)          4.604%  11/10/2004  EUR        85,574        76,157
Toyota Auto Receivables Owner
 Trust, Ser. 2001-A,
 Class A3#                      1.976%  03/15/2005          3,500,000     3,500,031
                                                                       ------------
                                                                         10,704,978
                                                                       ------------

COLLATERALIZED LOAN OBLIGATION - 1.4%
CORE, Ser. 1999-1X, Class A3A
 (FRN) (Germany)                3.552%  03/17/2009  EUR       317,406       282,251
Shinsei Funding SPC, Ser.
 2001-2X, Class A (FRN)
 (Japan)                        0.451%  10/25/2008  JPY   150,000,000     1,144,514
                                                                       ------------
                                                                          1,426,765
                                                                       ------------

CREDIT CARD - 6.8%
Capital One Master Trust, Ser.
 2001-4, Class A                2.605%  04/16/2007          2,300,000     2,300,577
Chase Credit Card Master
 Trust, Ser. 1998-1, Class A    5.125%  02/15/2005  EUR       500,000       453,526
Chase Credit Card Master
 Trust, Ser. 1998-4, Class A    5.000%  08/15/2008  EUR       306,775       270,708
Chester Asset Receivables Deal
 11, Ser. A (United Kingdom)    6.125%  10/15/2010  EUR       770,000       720,917
Chester Asset Receivables Deal
 5 (United Kingdom)             6.625%  03/17/2008  GBP       130,000       196,249
Citibank Credit Card Master
 Trust, Ser. 1999-6, Class A+   4.500%  08/25/2004  EUR       600,000       538,834
MBNA American European
 Structuring Offering, Ser. 6
 (Cayman Islands)               4.375%  08/19/2004  EUR     1,000,000       892,404
MBNA Master Credit Card Trust,
 Ser. 1995-J, Class A (FRN)     2.755%  04/15/2005          2,000,000     2,002,474
                                                                       ------------
                                                                          7,375,689
                                                                       ------------

HOME EQUITY LOAN - 10.9%
Amortizing Residential
 Collateral Trust, Ser.
 2001-BC6, Class A (FRN)        2.670%  10/25/2031          2,441,952     2,441,189

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE    MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------
HOME EQUITY LOAN (CONTINUED)
Crusade Global Trust, Ser.
 2001-2, Class A (FRN)          2.085%  06/20/2032          2,330,787  $  2,329,943
Long Beach Mortgage Loan
 Trust, Ser. 2001-2, Class A2   2.388%  07/25/2031          1,577,051     1,578,508
Novastar Home Equity Loan,
 Ser. 2001-2, Class A3 (FRN)    2.368%  09/21/2031          2,471,232     2,471,815
Providian Home Equity Loan
 Trust, Ser. 1999-1,
 Class A (FRN)                  2.220%  06/25/2025            715,971       716,634
Residential Asset Securities
 Corporation, Ser. 2000-KS5,
 Class AII (FRN)                2.170%  11/25/2007          2,245,903     2,247,940
                                                                       ------------
                                                                         11,786,029
                                                                       ------------

OTHER ABS - 7.1%
Amethyst Funding Corp., Ser.
 2, Class 1 (FRN)               4.390%  01/02/2004            263,556       263,424
Cygnus Funding Corp., Ser. 1,
 Class 1 (Cayman Islands)       4.460%  03/01/2004            541,260       541,375
Delicious Finance Corp., Ser.
 1, Class 1 (Japan)             1.342%  07/06/2008  JPY   197,854,165     1,500,588
HABS Corp., Ser. 2000-1X,
 Class A (FRN)
 (Cayman Islands)               3.226%  11/28/2007            500,000       499,000
J-Shop Corp., Ser. II, Class 1
 (FRN) (Japan)                  0.604%  01/13/2003  JPY    31,762,808       242,353
Life Funding Co., Ser.
 2001-1A, Class A1 (FRN)
 (Cayman Islands)+              0.454%  10/14/2008  JPY   300,000,000     2,289,028
Lumiere Funding Corp., Ser.
 1X, Class 1 (FRN) (Japan)      2.443%  07/10/2003            127,810       127,810
Maestro Securitisation Corp.,
 Ser. 1, Class 1 (FRN) (Japan)  2.951%  07/10/2005          1,710,813     1,710,813
R Funding Corp., Ser. 1X,
 Class 1 (FRN) (Japan)          3.189%  02/02/2004            240,574       240,574
Soleil Funding Corp., Ser. 1,
 Class 1 (FRN) (Japan)          2.793%  08/10/2004            295,134       296,314
                                                                       ------------
                                                                          7,711,279
                                                                       ------------
    Total (Cost - $39,849,444)                                           39,004,740
                                                                       ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) * - 0.4%

EURO COLLATERALIZED - 0.4%
Dutch Mortgage Loans
 Securitization, Ser. 2000-1,
 Class A2 (Netherlands) (Cost
 - $477,626)                    5.875%  12/02/2076  EUR       500,000       471,200
                                                                       ------------

CORPORATE OBLIGATIONS * - 14.7%

BANKING - 4.7%
Bank of Scotland (MTN) (United
 Kingdom)                       5.500%  07/27/2009  EUR       360,000       319,756
Bank One Corp.                  5.900%  11/15/2011            180,000       173,682
Caixa Geral de Depositos
 Finance (MTN) (Portugal)       6.250%  10/12/2009  EUR       420,000       384,640

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE    MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------
BANKING (CONTINUED)
Fleet Boston Financial          4.875%  12/01/2006            270,000  $    264,060
Nordbanken (FRN) (Sweden)       6.000%  12/13/2010  EUR     1,000,000       916,518
PNC Funding Corp.               5.750%  08/01/2006          1,710,000     1,734,667
Royal Bank of Scotland (United
 Kingdom)+                      6.770%  03/31/2049  EUR     1,000,000       937,858
Unicredito Italiano Spa (FRN)
 (Italy)                        6.250%  06/14/2010  EUR       390,000       359,665
                                                                       ------------
                                                                          5,090,846
                                                                       ------------

CHEMICALS - 0.4%
Glaxo Wellcome plc (United
 Kingdom)                       8.750%  12/01/2005  GBP       250,000       402,696
                                                                       ------------

ELECTRIC POWER GENERATION - 0.6%
Firstenergy Corp.               6.450%  11/15/2011            290,000       283,765
PPL Energy Supply LLC           6.400%  11/01/2011            350,000       325,935
                                                                       ------------
                                                                            609,700
                                                                       ------------

INDUSTRIAL - 1.3%
Tyco International Group
 (Luxembourg)                   4.950%  08/01/2003          1,050,000     1,063,248
Tyco International Group
 (Luxembourg)                   6.125%  04/04/2007  EUR       400,000       360,192
                                                                       ------------
                                                                          1,423,440
                                                                       ------------

LIFE INSURANCE - 0.2%
John Hancock Capital            5.625%  12/01/2008            250,000       246,507
                                                                       ------------

NONCAPTIVE FINANCE - 2.0%
Household Finance Corp.         6.375%  10/15/2011            380,000       367,655
Household Finance Corp.         6.500%  01/24/2006          1,760,000     1,803,908
                                                                       ------------
                                                                          2,171,563
                                                                       ------------

RAILROADS - 0.5%
Canadian Pacific Railroad       6.250%  10/15/2011            520,000       512,405
                                                                       ------------

SUPERMARKETS - 0.2%
Delhaize America, Inc.          7.375%  04/15/2006            180,000       190,826
                                                                       ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE    MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------

TELECOMMUNICATIONS - WIRELESS - 3.1%
Cingular Wireless               6.500%  12/15/2011            290,000  $    293,815
Cingular Wireless               7.125%  12/15/2031            230,000       234,143
Deutsche Telekom Int Finance
 (Netherlands)                  8.000%  06/15/2010            250,000       273,597
Verizon Wireless                5.375%  12/15/2006          1,270,000     1,264,181
Vodafone Finance BV
 (Netherlands)                  4.750%  05/27/2009  EUR     1,410,000     1,190,440
                                                                       ------------
                                                                          3,256,176
                                                                       ------------

TELECOMMUNICATIONS - WIRELINES - 0.6%
Deutsche Telekom Int Finance
 (Germany)                      5.875%  07/11/2006  EUR       670,000       605,547
                                                                       ------------

TOBACCO - 0.6%
Imperial Tobacco Finance (MTN)
 (United Kingdom)               6.375%  09/27/2006  EUR       700,000       639,274
                                                                       ------------

UTILITY - 0.5%
United Utility Water plc
 (United Kingdom)               4.875%  03/18/2009  EUR       680,000       576,767
                                                                       ------------
    Total (Cost - $15,771,741)                                           15,725,747
                                                                       ------------

SOVEREIGN DEBT OBLIGATIONS - 65.3%

AUSTRIA - 12.6%
Republic of Austria             5.875%  07/15/2006  EUR    14,500,000    13,618,676
                                                                       ------------

BELGIUM - 6.7%
Kingdom of Belgium, Ser. 36     5.000%  09/28/2011  EUR     8,240,000     7,230,633
                                                                       ------------

CANADA - 2.5%
Canadian Government Bond        6.000%  06/01/2011  CAD     4,150,000     2,720,736
                                                                       ------------

DENMARK - 1.0%
Kingdom of Denmark Bond         7.000%  11/10/2024  DKK     7,500,000     1,081,388
                                                                       ------------

FRANCE - 12.2%
France O.A.T.                   5.750%  10/25/2032  EUR     4,420,000     4,103,037

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE    MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------
FRANCE (CONTINUED)
French Treasury Note            4.500%  07/12/2006  EUR    10,100,000  $  9,025,057
                                                                       ------------
                                                                         13,128,094
                                                                       ------------

GERMANY - 0.5%
Bundesobligation                5.000%  11/12/2002  EUR       552,843       499,340
                                                                       ------------

GREECE - 1.4%
Hellenic Republic               6.500%  10/22/2019  EUR     1,600,000     1,545,530
                                                                       ------------

JAPAN - 18.7%
Japanese Government Bond        1.900%  03/20/2009  JPY 1,375,000,000    11,189,750
Japanese Government Bond, Ser.
 221                            1.900%  06/21/2010  JPY   638,000,000     5,156,316
Japanese Government Bond, Ser.
 225                            1.900%  12/20/2010  JPY   340,000,000     2,741,080
Japanese Government Bond, Ser.
 46                             2.200%  06/22/2020  JPY   143,000,000     1,129,986
                                                                       ------------
                                                                         20,217,132
                                                                       ------------

MULTI-NATIONAL - 1.6%
European Investment Bank        5.500%  12/07/2009  GBP       656,000       952,683
European Investment Bank        7.625%  12/07/2006  GBP       500,000       797,078
                                                                       ------------
                                                                          1,749,761
                                                                       ------------

SPAIN - 4.4%
Spanish Government Bond         4.950%  07/30/2005  EUR     1,950,000     1,769,295
Spanish Government Bond         5.400%  07/30/2011  EUR     3,260,000     2,946,013
                                                                       ------------
                                                                          4,715,308
                                                                       ------------

SWEDEN - 0.8%
Swedish Government Bond         8.000%  08/15/2007  SEK     7,500,000       817,665
                                                                       ------------

UNITED KINGDOM - 2.9%
U.K. Treasury Bond              4.250%  06/07/2032  GBP     2,300,000     3,098,691
                                                                       ------------
    Total (Cost - $72,415,238)                                           70,422,954
                                                                       ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE    MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.5%

U.S. TREASURY NOTES & BONDS - 1.5%
U.S. Treasury Bond              5.375%  02/15/2031            620,000  $    611,282
U.S. Treasury Bond              8.000%  11/15/2021            800,000     1,012,344
                                                                       ------------
   Total (Cost - $1,617,656)                                              1,623,626
                                                                       ------------

SHORT TERM INVESTMENTS - 0.7%
U.S. Treasury Bill (Cost -
 $795,786)@=/=                  3.340%  02/28/2002            800,000       797,859
                                                                       ------------
TOTAL INVESTMENTS - 118.7%
(COST - $130,927,491)                                                   128,046,126
                                                                       ------------
LIABILITIES, NET OF OTHER
ASSETS - (18.7%)                                                        (20,198,116)
                                                                       ------------
NET ASSETS - 100.0%                                                    $107,848,010
                                                                       ============

Summary of Abbreviations
------------------------
CAD   Canadian Dollar
DKK   Danish Krone
EUR   European Monetary Unit (Euro)
FRN   Floating Rate Note
GBP   Great British Pound
JPY   Japanese Yen
MTN   Medium-Term Note
      Obligations Assimilables du Tresor are French government
O.A.T. long-term debt instruments.
SEK   Swedish Krona.

+ Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities were valued at $5,900,874 or 5.5% of net assets.
*    Country of origin is United States unless otherwise indicated.
(a)  Face amount shown in U.S. dollars unless otherwise indicated.
# Security, or portion thereof, is held as collateral for open reverse repurchase agreements.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
=/=  Interest rate shown represents yield to maturity at date of purchase.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  EMERGING MARKETS PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE     MATURITY     AMOUNT (A)       VALUE
---------------------------------------------------------------------------------

CORPORATE OBLIGATIONS * - 0.8%

BANKING - 0.8%
Hanvit Bank (South Korea)
 (Cost - $255,613)              12.750%  03/01/2010       250,000    $   278,125
                                                                     -----------

SOVEREIGN DEBT OBLIGATIONS - 94.7%

BRAZIL - 16.6%
Republic of Brazil              10.125%  05/15/2027     2,500,000      1,837,500
Republic of Brazil              11.000%  08/17/2040     1,750,000      1,347,500
Republic of Brazil              14.500%  10/15/2009     1,000,000      1,069,000
Republic of Brazil, Ser. EI-L
 (FRN)                          5.438%   04/15/2006       540,000        474,862
Republic of Brazil, Ser. L      11.625%  04/15/2004       750,000        768,750
                                                                     -----------
                                                                       5,497,612
                                                                     -----------

COLOMBIA - 3.0%
Republic of Columbia            11.750%  02/25/2020     1,000,000        995,000
                                                                     -----------

ECUADOR - 8.4%
Republic of Ecuador             5.000%   08/15/2030     3,500,000      1,674,750
Republic of Ecuador             12.000%  11/15/2012     1,500,000      1,110,000
                                                                     -----------
                                                                       2,784,750
                                                                     -----------

IVORY COAST - 1.6%
Ivory Coast - FLIRB**           0.000%   03/29/2018       750,000        108,750
Ivory Coast - PDI (FRN)**       0.000%   03/29/2018     2,850,000        420,375
                                                                     -----------
                                                                         529,125
                                                                     -----------

MALAYSIA - 3.4%
Malaysia Global Government
 Bond                           8.750%   06/01/2009     1,000,000      1,119,508
                                                                     -----------

MEXICO - 16.1%
United Mexican States           8.300%   08/15/2031       250,000        245,000
United Mexican States           8.375%   01/14/2011     3,250,000      3,371,875

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE     MATURITY     AMOUNT (A)       VALUE
---------------------------------------------------------------------------------

MEXICO (CONTINUED)
United Mexican States           9.875%   01/15/2007     1,500,000    $ 1,702,500
                                                                     -----------
                                                                       5,319,375
                                                                     -----------

PANAMA - 5.4%
Republic of Panama              9.625%   02/08/2011     1,750,000      1,785,000
                                                                     -----------

PERU - 2.1%
Republic of Peru - FLIRB (FRN)  4.000%   03/07/2017     1,000,000        700,000
                                                                     -----------

(THE) PHILIPPINES - 6.7%
Republic of Philippines         10.625%  03/16/2025     2,250,000      2,207,812
                                                                     -----------

POLAND - 2.8%
Poland Global Registered Par
 Bond                           3.000%   10/27/2024     1,250,000        912,500
                                                                     -----------

RUSSIA - 10.8%
Russian Federation Bond         8.250%   03/31/2010       750,000        656,250
Russian Federation Bond         10.000%  06/26/2007       750,000        738,750
Russian Federation Bond,
 Eurodollar                     5.000%   03/31/2030     3,750,000      2,175,000
                                                                     -----------
                                                                       3,570,000
                                                                     -----------

SOUTH AFRICA - 2.4%
Republic of South Africa        9.125%   05/19/2009       750,000        795,000
                                                                     -----------

SOUTH KOREA - 1.8%
Republic of Korea               8.875%   04/15/2008       500,000        577,705
                                                                     -----------

TURKEY - 5.1%
Republic of Turkey              11.875%  01/15/2030     1,750,000      1,688,750
                                                                     -----------

UKRAINE - 4.7%
Ukraine Government Bond         11.000%  03/15/2007     1,645,000      1,550,413
                                                                     -----------

FFTW FUNDS, INC.

  DECEMBER 31, 2001

                                COUPON                    FACE
                                 RATE     MATURITY     AMOUNT (A)       VALUE
---------------------------------------------------------------------------------

VENEZUELA - 3.8%
Republic of Venezuela, Ser. DL
 (FRN)#                         2.875%   12/18/2007     1,758,891    $ 1,242,843
                                                                     -----------
    Total (Cost - $29,643,695)                                        31,275,393
                                                                     -----------

WARRANTS - 0.0%
Central Bank of Nigeria
 Warrants (Nigeria)             0.000%   11/15/2020         5,250              0
United Mexican States Warrants
 (Mexico)                       0.000%   06/30/2003     3,077,000          3,077
                                                                     -----------
    Total (Cost - $0)                                                      3,077
                                                                     -----------
                                                                     -----------
TOTAL INVESTMENTS - 95.5%
(COST - $29,899,308)                                                  31,556,595
                                                                     -----------
OTHER ASSETS, NET OF
LIABILITIES - 4.5%                                                     1,483,391
                                                                     -----------
NET ASSETS - 100.0%                                                  $33,039,986
                                                                     ===========

 FLIRB    Front Loaded Interest Reduction Bond
          Floating Rate NoteEffective yield at time of
 FRN      purchase.

*    Country of origin is United States unless otherwise indicated.
**   Security is currently in default.
(a)  Face amount shown in U.S. dollars unless otherwise indicated.
# Security is issued with detachable warrants. The current value of each warrant is zero.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  STATEMENTS OF ASSETS AND LIABILITIES
  DECEMBER 31, 2001                                              U.S. PORTFOLIOS

                                U.S. SHORT-TERM  LIMITED DURATION  INFLATION-INDEXED  MORTGAGE-BACKED
                                   PORTFOLIO        PORTFOLIO      HEDGED PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------
ASSETS
------------------------------
Investments in securities, at
 value (Cost - $278,260,147,
 $110,152,925, $38,879,931 and
 $565,605,028, respectively)     $278,706,495      $111,713,058       $38,662,067      $563,360,732
Cash and cash equivalents           9,828,527         4,932,276                 -        16,751,043
Receivable for securities sold              -                 -                 -         9,805,998
Receivable for fund shares
 sold                                       -            30,202        15,000,000                 -
Receivable from Investment
 Adviser                               67,883            18,449             7,053            23,191
Interest receivable                   540,705           702,573           517,780         1,470,830
Variation margin receivable            14,625                 -                 -                 -
Other receivables                           -                 -                 -            33,869
                                 ------------      ------------       -----------      ------------
 Total assets                     289,158,235       117,396,558        54,186,900       591,445,663
                                 ------------      ------------       -----------      ------------
LIABILITIES
------------------------------
Payable for securities
 purchased                                  -                 -        14,550,798       233,838,672
Variation margin payable                    -                 -                 -           186,391
Accrued expenses and other
 liabilities                           79,868            40,053            26,439           132,643
                                 ------------      ------------       -----------      ------------
 Total liabilities                     79,868            40,053        14,577,237       234,157,706
                                 ------------      ------------       -----------      ------------
NET ASSETS                       $289,078,367      $117,356,505       $39,609,663      $357,287,957
----------                       ============      ============       ===========      ============
SHARES OUTSTANDING (PAR VALUE
$0.001)                            29,875,525        11,680,958         3,926,168        35,733,743
------------------------------   ============      ============       ===========      ============
NET ASSET VALUE PER SHARE        $       9.68      $      10.05       $     10.09      $      10.00
-------------------------        ============      ============       ===========      ============
COMPONENTS OF NET ASSETS AS OF
DECEMBER 31, 2001 WERE AS
FOLLOWS:
------------------------------
Paid-in capital                  $305,147,893      $115,900,933       $39,822,833      $372,833,774
Undistributed investment
 income, net                          259,269            28,879                 -         2,568,693
Accumulated net realized gain
 (loss) on investments, short
 sales and financial futures
 and options contracts            (16,788,393)         (133,440)            4,694       (16,175,388)
Net unrealized appreciation
 (depreciation) on
 investments, short sales,
 financial futures and options
 contracts                            459,598         1,560,133          (217,864)       (1,939,122)
                                 ------------      ------------       -----------      ------------
                                 $289,078,367      $117,356,505       $39,609,663      $357,287,957
                                 ============      ============       ===========      ============

See Notes to Financial Statements.

FFTW FUNDS, INC.

  DECEMBER 31, 2001                            GLOBAL & INTERNATIONAL PORTFOLIOS

                                      GLOBAL TACTICAL       WORLDWIDE     WORLDWIDE CORE
                                     EXPOSURE PORTFOLIO     PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------
ASSETS
-----------------------------------
Investments in securities, at value
 (Cost - $40,898,217, $196,482,190
 and $261,670,376, respectively)        $38,304,755       $195,993,620     $259,919,079
Cash and cash equivalents                 1,717,514          6,344,548        8,055,046
Cash on deposit at broker                 3,240,707          1,721,358        1,815,953
Foreign cash (Cost - $1,129,082,
 $889,426 and $4,171,376,
 respectively)                            1,034,745            795,114        4,765,147
Receivable for securities sold                    -         12,729,565       14,795,527
Receivable for fund shares sold                   -                  -        6,470,779
Receivable from Investment Adviser           28,145             11,236           58,715
Interest receivable                         507,025          2,573,900        2,628,717
Receivable for open swap contracts        1,367,794                  -                -
Net unrealized appreciation of
 forward foreign exchange contracts         595,625            988,979        2,808,420
Other receivables                                 -                  -              721
                                        -----------       ------------     ------------
 Total assets                            46,796,310        221,158,320      301,318,104
                                        -----------       ------------     ------------
LIABILITIES
-----------------------------------
Payable for securities purchased          2,145,881         56,525,063       79,043,961
Payable for fund shares redeemed                  -          2,178,200           40,390
Variation margin payable                    881,897            640,138          772,451
Net unrealized depreciation of
 forward foreign exchange contracts       1,355,282          2,901,207        1,364,580
Accrued expenses and other
 liabilities                                 42,110             74,846          109,957
                                        -----------       ------------     ------------
 Total liabilities                        4,425,170         62,319,454       81,331,339
                                        -----------       ------------     ------------
NET ASSETS                              $42,371,140       $158,838,866     $219,986,765
----------                              ===========       ============     ============
SHARES OUTSTANDING (PAR VALUE
$0.001)                                   4,893,544         18,389,064       20,076,666
-----------------------------------     ===========       ============     ============
NET ASSET VALUE PER SHARE               $      8.66       $       8.64     $      10.96
-------------------------               ===========       ============     ============
COMPONENTS OF NET ASSETS AS OF DECEMBER 31, 2001 WERE
AS FOLLOWS:
-------------------------------------------------------
Paid-in capital                         $54,176,511       $166,645,832     $223,283,446
Undistributed (distributions in
 excess of) investment income, net          858,407           (516,837)         655,396
Accumulated net realized loss on
 investments, financial futures and
 swap contracts and foreign
 currency-related transactions           (9,271,798)        (5,255,643)      (4,687,102)
Net unrealized appreciation
 (depreciation) on investments,
 financial futures and swap
 contracts and translation of other
 assets and liabilities denominated
 in foreign currency                     (3,391,980)        (2,034,486)         735,025
                                        -----------       ------------     ------------
                                        $42,371,140       $158,838,866     $219,986,765
                                        ===========       ============     ============

See Notes to Financial Statements.

FFTW FUNDS, INC.

  DECEMBER 31, 2001                            GLOBAL & INTERNATIONAL PORTFOLIOS

                                          INTERNATIONAL  EMERGING MARKETS
                                            PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------
ASSETS
----------------------------------------
Investments in securities, at value
 (Cost - $130,927,491 and $29,899,308,
 respectively)                            $128,046,126     $ 31,556,595
Cash and cash equivalents                      103,587          691,987
Cash on deposit at broker                      296,933                -
Foreign cash (Cost - $463,226 and $0,
 respectively)                                 420,869                -
Receivable for securities sold              17,587,778                -
Receivable for fund shares sold                 49,061                -
Receivable from Investment Adviser              63,695            1,243
Interest receivable                          1,428,234          855,500
Net unrealized appreciation of forward
 foreign exchange contracts                    393,381                -
                                          ------------     ------------
 Total assets                              148,389,664       33,105,325
                                          ------------     ------------
LIABILITIES
----------------------------------------
Payable for securities purchased            31,326,150                -
Payable for fund shares redeemed                14,843                -
Variation margin payable                       288,026                -
Net unrealized depreciation of forward
 foreign exchange contracts                  3,506,342                -
Interest payable                                 1,276                -
Payable for reverse repurchase agreement     5,340,000                -
Accrued expenses and other liabilities          65,017           65,339
                                          ------------     ------------
 Total liabilities                          40,541,654           65,339
                                          ------------     ------------
NET ASSETS                                $107,848,010     $ 33,039,986
----------                                ============     ============
SHARES OUTSTANDING (PAR VALUE $0.001)       14,321,189        4,272,388
------------------------------------      ============     ============
NET ASSET VALUE PER SHARE                 $       7.53     $       7.73
-------------------------                 ============     ============
COMPONENTS OF NET ASSETS AS OF DECEMBER 31, 2001 WERE
AS FOLLOWS:
-------------------------------------------------------
Paid-in capital                           $115,761,756     $ 65,303,486
Undistributed (distributions in excess
 of) investment income, net                 (1,611,932)         115,128
Accumulated net realized loss on
 investments, financial futures
 contracts and foreign currency-related
 transactions                               (1,026,116)     (34,035,915)
Net unrealized appreciation
 (depreciation) on investments,
 financial futures contracts and
 translation of other assets and
 liabilities denominated in foreign
 currency                                   (5,275,698)       1,657,287
                                          ------------     ------------
                                          $107,848,010     $ 33,039,986
                                          ============     ============

See Notes to Financial Statements.

FFTW FUNDS, INC.

  STATEMENTS OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 2001                           U.S. PORTFOLIOS

                                U.S. SHORT-TERM  LIMITED DURATION    INFLATION-INDEXED    MORTGAGE-BACKED
                                   PORTFOLIO        PORTFOLIO        HEDGED PORTFOLIO*       PORTFOLIO
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------
Interest                          $14,307,372       $6,404,817          $1,061,934          $19,608,682
                                  -----------       ----------          ----------          -----------
EXPENSES
------------------------------
Investment advisory fees              824,373          398,674              83,200              941,527
Administration fees                   166,567           68,756              12,933              190,759
Custodian fees                        120,892           54,308              12,373              156,746
Directors' fees and expenses           46,793           17,032               2,362               46,774
Audit fees                             26,544           22,145              27,200               42,898
Legal fees                             25,030            8,910               1,200               24,189
Transfer agent fees                    20,497            4,513                 368                1,766
Printing and postage                   18,107            8,026                 723               16,624
Registration fees                       6,036           10,711                 170                3,994
Insurance                               2,613            1,084                 198                2,975
Other fees and expenses                21,719           11,113                 621               12,119
                                  -----------       ----------          ----------          -----------
 Total operating expenses           1,279,171          605,272             141,348            1,440,371
Waiver of investment advisory
 fees                                (537,235)        (263,552)            (67,892)            (655,765)
Waiver of administration fees         (54,958)               -                   -                    -
                                  -----------       ----------          ----------          -----------
Total waivers                        (592,193)        (263,552)            (67,892)            (655,765)
                                  -----------       ----------          ----------          -----------
 Operating expenses, net              686,978          341,720              73,456              784,606
Interest                              206,238                -                   -                9,010
                                  -----------       ----------          ----------          -----------
 Total expenses                       893,216          341,720              73,456              793,616
                                  -----------       ----------          ----------          -----------
 Investment income, net            13,414,156        6,063,097             988,478           18,815,066
                                  -----------       ----------          ----------          -----------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS,
SHORT SALES AND FINANCIAL
FUTURES AND OPTIONS CONTRACTS
------------------------------
Net realized gain on
 investments                        1,522,623        2,026,768             252,593            6,659,827
Net realized loss on short
 sales                                      -                -                   -             (763,072)
Net realized loss on financial
 futures and options contracts       (418,443)        (215,343)                  -           (1,505,309)
Net change in unrealized
 appreciation (depreciation)
 on investments                    (1,551,582)         347,019            (217,864)          (4,722,290)
Net change in unrealized
 depreciation on short sales                -                -                   -              (33,021)
Net change in unrealized
 appreciation (depreciation)
 on financial futures and
 options contracts                    (90,585)         (15,048)                  -              912,053
                                  -----------       ----------          ----------          -----------
 Net realized and unrealized
   gain (loss) on investments,
   short sales and financial
   futures and options
   contracts                         (537,987)       2,143,396              34,729              548,188
                                  -----------       ----------          ----------          -----------
 Net Increase in Net Assets
   Resulting from Operations      $12,876,169       $8,206,493          $1,023,207          $19,363,254
                                  ===========       ==========          ==========          ===========

  *  Fund commenced operations on January 2, 2001.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  FOR THE YEAR ENDED DECEMBER 31, 2001         GLOBAL & INTERNATIONAL PORTFOLIOS

                                      GLOBAL TACTICAL      WORLDWIDE     WORLDWIDE CORE
                                     EXPOSURE PORTFOLIO    PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------
Interest                                $ 2,588,283       $ 8,741,254     $10,399,862
                                        -----------       -----------     -----------
EXPENSES
-----------------------------------
Investment advisory fees                    194,513           686,569         860,756
Administration fees                          29,209           104,008         130,408
Custodian fees                               72,672           158,341         191,820
Directors' fees and expenses                  8,057            24,937          32,083
Audit fees                                   32,083            20,703          26,493
Legal fees                                    4,705            12,844          16,823
Transfer agent fees                           1,311             6,540           6,749
Printing and postage                          3,428             8,709          11,269
Registration fees                             2,323             2,964          19,139
Insurance                                       465             1,636           2,049
Other fees and expenses                      12,159            13,736           7,541
                                        -----------       -----------     -----------
 Total operating expenses                   360,925         1,040,987       1,305,130
Waiver of investment advisory fees         (215,010)          (11,134)       (336,779)
                                        -----------       -----------     -----------
 Operating expenses, net                    145,915         1,029,853         968,351
Interest                                  1,849,775                 -               -
                                        -----------       -----------     -----------
 Total expenses                           1,995,690         1,029,853         968,351
                                        -----------       -----------     -----------
Investment income, net                      592,593         7,711,401       9,431,511
                                        -----------       -----------     -----------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FINANCIAL
FUTURES AND SWAP CONTRACTS AND
FOREIGN
CURRENCY-RELATED TRANSACTIONS
-----------------------------------
Net realized gain (loss) on
 investments                             (2,043,873)         (653,086)      3,279,348
Net realized loss on financial
 futures and swap contracts                (873,546)         (232,411)     (1,437,007)
Net realized gain (loss) on foreign
 currency-related transactions            3,885,526        (2,466,688)      1,405,298
Net change in unrealized
 appreciation (depreciation) on
 investments                              1,202,429        (1,465,582)     (3,417,668)
Net change in unrealized
 appreciation on financial futures
 and swap contracts                         146,912           189,097         205,594
Net change in unrealized
 appreciation (depreciation) on
 translation of other assets and
 liabilities denominated in foreign
 currency                                (1,452,629)         (655,918)      5,287,509
                                        -----------       -----------     -----------
Net realized and unrealized gain
 (loss) on investments, financial
 futures and swap contracts and
 foreign currency-related
 transactions                               864,819        (5,284,588)      5,323,074
                                        -----------       -----------     -----------
Net Increase in Net Assets
 Resulting from Operations              $ 1,457,412       $ 2,426,813     $14,754,585
                                        ===========       ===========     ===========

See Notes to Financial Statements.

FFTW FUNDS, INC.

  FOR THE YEAR ENDED DECEMBER 31, 2001         GLOBAL & INTERNATIONAL PORTFOLIOS

                                          INTERNATIONAL  EMERGING MARKETS
                                            PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------
Interest                                   $ 5,216,772     $ 4,926,361
                                           -----------     -----------
EXPENSES
----------------------------------------
Investment advisory fees                       486,204         371,218
Administration fees                             73,704          39,896
Custodian fees                                 143,362          63,182
Directors' fees and expenses                    17,821           7,367
Audit fees                                      26,700          31,023
Legal fees                                       9,364           4,346
Transfer agent fees                              7,871           2,849
Printing and postage                             6,353           2,898
Registration fees                                6,693           3,306
Insurance                                        1,157             474
Other fees and expenses                         28,078           3,278
                                           -----------     -----------
 Total operating expenses                      807,307         529,837
Waiver of investment advisory fees             (78,002)              -
                                           -----------     -----------
  Operating expenses, net                      729,305         529,837
Interest                                         1,276               -
                                           -----------     -----------
 Total expenses                                730,581         529,837
                                           -----------     -----------
Investment income, net                       4,486,191       4,396,524
                                           -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, FINANCIAL FUTURES
CONTRACTS AND FOREIGN CURRENCY-RELATED
TRANSACTIONS
----------------------------------------
Net realized loss on investments            (2,122,605)     (1,670,393)
Net realized loss on financial futures
 contracts                                    (205,566)              -
Net realized loss on foreign
 currency-related transactions              (2,772,775)        (93,546)
Net change in unrealized appreciation
 (depreciation) on investments              (3,398,834)        816,960
Net change in unrealized appreciation on
 financial futures contracts                   114,561               -
Net change in unrealized depreciation on
 translation of other assets and
 liabilities denominated in foreign
 currency                                   (1,289,000)              -
                                           -----------     -----------
Net realized and unrealized loss on
 investments, financial futures
 contracts and foreign currency-related
 transactions                               (9,674,219)       (946,979)
                                           -----------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                 $(5,188,028)    $ 3,449,545
                                           ===========     ===========

See Notes to Financial Statements.

FFTW FUNDS, INC.

  STATEMENTS OF CHANGES IN NET ASSETS
                                                                 U.S. PORTFOLIOS

                                 U.S. SHORT-TERM PORTFOLIO     LIMITED DURATION PORTFOLIO
                                ----------------------------  ----------------------------
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                DEC. 31, 2001  DEC. 31, 2000  DEC. 31, 2001  DEC. 31, 2000
------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
------------------------------
Investment income, net          $ 13,414,156   $  32,757,722  $  6,063,097   $  5,886,037
Net realized gain (loss) on
 investments and financial
 futures and options contracts     1,104,180        (987,943)    1,811,425       (277,914)
Net change in unrealized
 appreciation (depreciation)
 on investments and financial
 futures contracts                (1,642,167)      3,993,610       331,971      2,142,082
                                ------------   -------------  ------------   ------------
Net increase in net assets
 resulting from operations        12,876,169      35,763,389     8,206,493      7,750,205
                                ------------   -------------  ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
------------------------------
From investment income, net       13,422,331      32,760,877     5,951,584      5,886,038
                                ------------   -------------  ------------   ------------
Total Distributions               13,422,331      32,760,877     5,951,584      5,886,038
                                ------------   -------------  ------------   ------------
CAPITAL SHARE TRANSACTIONS,
NET                              (81,242,662)   (282,582,261)   17,617,474     (4,485,042)
------------------------------  ------------   -------------  ------------   ------------
Total increase (decrease) in
net assets                       (81,788,824)   (279,579,749)   19,872,383     (2,620,875)
                                ------------   -------------  ------------   ------------

NET ASSETS
------------------------------
Beginning of Year                370,867,191     650,446,940    97,484,122    100,104,997
                                ------------   -------------  ------------   ------------
End of Year                     $289,078,367   $ 370,867,191  $117,356,505   $ 97,484,122
                                ============   =============  ============   ============
UNDISTRIBUTED (DISTRIBUTIONS
IN EXCESS OF) INVESTMENT
INCOME, NET                     $    259,269   $     271,066  $     28,879   $         (1)
------------------------------

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                                 U.S. PORTFOLIOS

                                        INFLATION-INDEXED
                                         HEDGED PORTFOLIO
                                     ------------------------   MORTGAGE-BACKED PORTFOLIO
                                           PERIOD FROM         ----------------------------
                                       JANUARY 02, 2001* TO     YEAR ENDED     YEAR ENDED
                                        DECEMBER 31, 2001      DEC. 31, 2001  DEC. 31, 2000
-------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
-----------------------------------
Investment income, net                     $   988,478         $ 18,815,066   $ 22,988,014
Net realized gain on investments,
 short sales and financial futures
 and options contracts                         252,593            4,391,446      4,705,768
Net change in unrealized
 appreciation (depreciation) on
 investments, short sales and
 financial futures and options
 contracts                                    (217,864)          (3,843,258)     8,820,973
                                           -----------         ------------   ------------
Net increase in net assets
 resulting from operations                   1,023,207           19,363,254     36,514,755
                                           -----------         ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------
From investment income, net                  1,001,372           17,869,000     23,951,969
From net realized gain on
 investments                                   235,005                    -              -
                                           -----------         ------------   ------------
Total Distributions                          1,236,377           17,869,000     23,951,969
                                           -----------         ------------   ------------
CAPITAL SHARE TRANSACTIONS, NET             39,822,833           19,652,684     25,313,035
------------------------------             -----------         ------------   ------------
Total increase in net assets                39,609,663           21,146,938     37,875,821
                                           -----------         ------------   ------------

NET ASSETS
-----------------------------------
Beginning of Year                                    -          336,141,019    298,265,198
                                           -----------         ------------   ------------
End of Year                                $39,609,663         $357,287,957   $336,141,019
                                           ===========         ============   ============
UNDISTRIBUTED (DISTRIBUTIONS IN
EXCESS OF) INVESTMENT INCOME, NET          $         -         $  2,568,693   $  1,196,676
-----------------------------------

*Commencement of operations.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  STATEMENTS OF CHANGES IN NET ASSETS
                                               GLOBAL & INTERNATIONAL PORTFOLIOS

                                  GLOBAL TACTICAL EXPOSURE
                                         PORTFOLIO                WORLDWIDE PORTFOLIO
                                ----------------------------  ----------------------------
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                DEC. 31, 2001  DEC. 31, 2000  DEC. 31, 2001  DEC. 31, 2000
------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
------------------------------
Investment income, net          $    592,593   $  6,700,551   $  7,711,401   $  6,374,833
Net realized gain (loss) on
 investments, financial
 futures and swap contracts
 and foreign currency-related
 transactions                        968,107     (5,800,374)    (3,352,185)    (2,907,007)
Net change in unrealized
 appreciation (depreciation)
 on investments, financial
 futures and swap contracts
 and on translation of assets
 and liabilities denominated
 in foreign currency                (103,288)     2,904,269     (1,932,403)     2,666,210
                                ------------   ------------   ------------   ------------
Net increase in net assets
 resulting from operations         1,457,412      3,804,446      2,426,813      6,134,036
                                ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
------------------------------
From investment income, net        2,326,328     18,366,609      7,736,679      2,572,276
In excess of investment
 income, net                               -              -              -      2,524,112
From capital stock in excess
 of par value                              -        555,052              -      1,285,034
                                ------------   ------------   ------------   ------------
Total Distributions                2,326,328     18,921,661      7,736,679      6,381,422
                                ------------   ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS,
NET                              (28,616,107)   (44,770,492)     5,674,932     90,140,100
------------------------------  ------------   ------------   ------------   ------------
Total increase (decrease) in
net assets                       (29,485,023)   (59,887,707)       365,066     89,892,714
                                ------------   ------------   ------------   ------------

NET ASSETS
------------------------------
Beginning of Year                 71,856,163    131,743,870    158,473,800     68,581,086
                                ------------   ------------   ------------   ------------
End of Year                     $ 42,371,140   $ 71,856,163   $158,838,866   $158,473,800
                                ============   ============   ============   ============
DISTRIBUTIONS IN EXCESS OF
INVESTMENT INCOME, NET          $    858,407   $   (874,731)  $   (516,837)  $    (14,880)
------------------------------

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                               GLOBAL & INTERNATIONAL PORTFOLIOS

                                  WORLDWIDE CORE PORTFOLIO      INTERNATIONAL PORTFOLIO
                                ----------------------------  ----------------------------
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                DEC. 31, 2001  DEC. 31, 2000  DEC. 31, 2001  DEC. 31, 2000
------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
------------------------------
Investment income, net          $  9,431,511   $ 11,491,128   $  4,486,191   $  5,573,353
Net realized gain (loss) on
 investments, financial
 futures contracts and foreign
 currency-related transactions     3,247,639      6,497,708     (5,100,946)    (8,377,025)
Net change in unrealized
 appreciation (depreciation)
 on investments, financial
 futures contracts and on
 translation of assets and
 liabilities denominated in
 foreign currency                  2,075,435      3,218,224     (4,573,273)     2,467,805
                                ------------   ------------   ------------   ------------
Net increase (decrease) in net
 assets resulting from
 operations                       14,754,585     21,207,060     (5,188,028)      (335,867)
                                ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
------------------------------
From investment income, net       11,324,035     17,103,980      4,806,552         18,364
In excess of investment
 income, net                               -              -              -        573,411
From capital stock in excess
 of par value                              -              -              -      4,981,578
                                ------------   ------------   ------------   ------------
Total Distributions               11,324,035     17,103,980      4,806,552      5,573,353
                                ------------   ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS,
NET                                5,559,860     25,358,144     (3,534,503)    23,722,465
------------------------------  ------------   ------------   ------------   ------------
Total increase (decrease) in
 net assets                        8,990,410     29,461,224    (13,529,083)    17,813,245

NET ASSETS
------------------------------
Beginning of Year                210,996,355    181,535,131    121,377,093    103,563,848
                                ------------   ------------   ------------   ------------
End of Year                     $219,986,765   $210,996,355   $107,848,010   $121,377,093
                                ============   ============   ============   ============
UNDISTRIBUTED (DISTRIBUTIONS
IN EXCESS OF) INVESTMENT
INCOME, NET                     $    655,396   $  1,379,127   $ (1,611,932)  $    515,641
------------------------------

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                               GLOBAL & INTERNATIONAL PORTFOLIOS

                                           EMERGING MARKETS PORTFOLIO
                                          ----------------------------
                                           YEAR ENDED     YEAR ENDED
                                          DEC. 31, 2001  DEC. 31, 2000
----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
----------------------------------------
Investment income, net                    $  4,396,524   $  8,062,589
Net realized loss on investments and
 foreign currency-related transactions      (1,763,939)    (2,530,811)
Net change in unrealized appreciation on
 investments                                   816,960      2,085,030
                                          ------------   ------------
Net increase in net assets resulting
 from operations                             3,449,545      7,616,808
                                          ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------
From investment income, net                  4,093,261        526,460
In excess of investment income, net                  -        938,571
From capital stock in excess of par
 value                                               -      6,560,012
                                          ------------   ------------
Total Distributions                          4,093,261      8,025,043
                                          ------------   ------------
CAPITAL SHARE TRANSACTIONS, NET            (16,123,616)   (78,203,471)
------------------------------            ------------   ------------
Total decrease in net assets               (16,767,332)   (78,611,706)
                                          ------------   ------------

NET ASSETS
----------------------------------------
Beginning of Year                           49,807,318    128,419,024
                                          ------------   ------------
End of Year                               $ 33,039,986   $ 49,807,318
                                          ============   ============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
OF) INVESTMENT INCOME, NET                $    115,128   $   (124,499)
----------------------------------------

See Notes to Financial Statements.

FFTW FUNDS, INC.

  FINANCIAL HIGHLIGHTS
                                                       U.S. SHORT-TERM PORTFOLIO

                                         FOR THE YEAR ENDED,
                           ------------------------------------------------
FOR A SHARE OUTSTANDING    DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
THROUGHOUT THE PERIOD:       2001      2000      1999      1998      1997
---------------------------------------------------------------------------

PER SHARE DATA
-------------------------
Net asset value,
  beginning of period      $   9.71  $   9.65  $   9.76  $   9.77  $   9.85

INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net         0.48      0.59      0.51 *     0.54     0.57
Net realized and
  unrealized gain (loss)
  on investments and
  financial futures and
  options contracts           (0.03)     0.06     (0.11)    (0.01)    (0.08)
                           --------  --------  --------  --------  --------
Total from investment
  operations                   0.45      0.65      0.40      0.53      0.49
                           --------  --------  --------  --------  --------

LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                          0.48      0.59      0.51      0.54      0.57
                           --------  --------  --------  --------  --------
Total distributions            0.48      0.59      0.51      0.54      0.57
                           --------  --------  --------  --------  --------
Net asset value, end of
  period                   $   9.68  $   9.71  $   9.65  $   9.76  $   9.77
                           ========  ========  ========  ========  ========
TOTAL RETURN                  4.79%     6.99%     4.26%     5.59%     5.09%
-------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                  $289,078  $370,867  $650,447  $840,366  $486,906
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)        0.25%     0.25%     0.25%     0.25%     0.25%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)        0.32%     0.25%     0.25%     0.25%     0.26%
Ratio of investment
  income, net to average
  net assets (a)              4.88%     6.13%     5.29%     5.48%     5.78%
Decrease in above expense
  ratios due to waiver of
  investment advisory and
  administration fees         0.22%     0.17%     0.18%     0.17%     0.18%
Portfolio Turnover (b)         158%      214%       N/A       N/A       N/A

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b) Portfolio turnover was not calculated prior to the year-ended December, 31 2000 due to the Fund's investment in primarily short-term securities.
*    Calculation done based on average shares outstanding.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                      LIMITED DURATION PORTFOLIO

                                         FOR THE YEAR ENDED,
                           ------------------------------------------------
FOR A SHARE OUTSTANDING    DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
THROUGHOUT THE PERIOD:       2001      2000      1999      1998      1997
---------------------------------------------------------------------------

PER SHARE DATA
-------------------------
Net asset value,
  beginning of period      $   9.85  $  9.66   $   9.93  $  9.93   $  9.93

INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net         0.53     0.61       0.55 *    0.55     0.62
Net realized and
  unrealized gain (loss)
  on investments, and
  financial futures
  contracts and foreign
  currency related
  transactions                 0.19     0.19      (0.27)    0.11      0.08
                           --------  -------   --------  -------   -------
Total from investment
  operations                   0.72     0.80       0.28     0.66      0.70
                           --------  -------   --------  -------   -------

LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                          0.52     0.61       0.55     0.55      0.62
In excess of investment
  income, net                     -        -          -     0.00 **       -
From net realized gain on
  investments, and
  financial futures
  contracts and foreign
  currency related
  transactions                    -        -          -     0.11      0.08
                           --------  -------   --------  -------   -------
Total distributions            0.52     0.61       0.55     0.66      0.70
                           --------  -------   --------  -------   -------
Net asset value, end of
  period                   $  10.05  $  9.85   $   9.66  $  9.93   $  9.93
                           ========  =======   ========  =======   =======
TOTAL RETURN                  7.46%    8.52%      2.88%    6.79%     7.21%
-------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                  $117,357  $97,484   $100,105  $89,521   $40,029
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)        0.30%    0.30%      0.30%    0.30%     0.30%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)        0.30%    0.30%      0.30%    0.30%     0.60%
Ratio of investment
  income, net to average
  net assets (a)              5.32%    6.25%      5.60%    5.48%     6.10%
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees and reimbursement
  of other expenses           0.23%    0.24%      0.24%    0.22%     0.31%
Portfolio Turnover             209%     327%       823%   1,059%    1,292%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
*    Calculation done based on average shares outstanding.
**   Rounds to less than $0.01.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                              INFLATION-INDEXED HEDGED PORTFOLIO

                                                          PERIOD FROM
FOR A SHARE OUTSTANDING                               JANUARY 2, 2001* TO
THROUGHOUT THE PERIOD:                                 DECEMBER 31, 2001
---------------------------------------------------------------------------

PER SHARE DATA
--------------------------------------------------
Net asset value, beginning of period                        $ 10.00

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
--------------------------------------------------
Investment income, net                                         0.46
Net realized and unrealized gain on investments                0.19
                                                            -------
Total from investment operations                               0.65
                                                            -------

LESS DISTRIBUTIONS
--------------------------------------------------
From investment income, net                                    0.46
From net realized gain on investments,                         0.10
                                                            -------
Total distributions                                            0.56
                                                            -------
Net asset value, end of period                              $ 10.09
                                                            =======
TOTAL RETURN                                                  6.54%(c)
--------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------
Net assets, end of period (000's)                           $39,610
Ratio of operating expenses to average net assets,
  exclusive of interest expense (a)                           0.35%(b)
Ratio of operating expenses to average net assets,
  inclusive of interest expense (a)                           0.35%(b)
Ratio of investment income, net to average net
  assets  (a)                                                 4.74%(b)
Decrease in above expense ratios due to waiver of
  investment advisory fees                                    0.33%(b)
Portfolio Turnover                                              74%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b)  Annualized.
(c)  Not annualized.
*    Commencement of Operations.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                       MORTGAGE-BACKED PORTFOLIO

                                         FOR THE YEAR ENDED,
                           ------------------------------------------------
FOR A SHARE OUTSTANDING    DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
THROUGHOUT THE PERIOD:       2001      2000      1999      1998      1997
---------------------------------------------------------------------------

PER SHARE DATA
-------------------------
Net asset value,
  beginning of period      $   9.96  $   9.64  $  10.18  $  10.30  $  10.16

INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net         0.61      0.70      0.61 *     0.68     0.68
Net realized and
  unrealized gain (loss)
  on investments, short
  sales, financial
  futures, options and
  swap contracts               0.02      0.35     (0.49)     0.07      0.32
                           --------  --------  --------  --------  --------
Total from investment
  operations                   0.63      1.05      0.12      0.75      1.00
                           --------  --------  --------  --------  --------

LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                          0.59      0.73      0.64      0.65      0.63
In excess of investment
  income, net                     -         -         -         -      0.05
From net realized gain on
  investments, short
  sales, and financial
  futures and options
  contracts                       -         -      0.02      0.22      0.18
                           --------  --------  --------  --------  --------
Total distributions            0.59      0.73      0.66      0.87      0.86
                           --------  --------  --------  --------  --------
Net asset value, end of
  period                   $  10.00  $   9.96  $   9.64  $  10.18  $  10.30
                           ========  ========  ========  ========  ========
TOTAL RETURN                  6.43%    11.60%     1.21%     7.42%    10.19%
-------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                  $357,288  $336,141  $298,265  $815,367  $655,271
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)        0.25%     0.25%     0.24%     0.23%     0.38%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)        0.25%     0.26%     0.24%     0.37%     0.47%
Ratio of investment
  income, net to average
  net assets (a)              6.02%     7.20%     6.10%     6.33%     6.07%
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees and reimbursement
  of other expenses           0.21%     0.20%     0.20%     0.20%     0.07%
Portfolio Turnover             523%      699%      745%      843%    3,396%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
*    Calculation done using average shares outstanding.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                              GLOBAL TACTICAL EXPOSURE PORTFOLIO

                                         FOR THE YEAR ENDED,
                           ------------------------------------------------
FOR A SHARE OUTSTANDING    DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
THROUGHOUT THE PERIOD:       2001      2000      1999      1998      1997
---------------------------------------------------------------------------
PER SHARE DATA
-------------------------
Net asset value,
  beginning of period      $  8.81   $ 10.08   $  10.25  $  10.05  $   9.80
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net        0.11 *    0.61 *     0.46 *     0.52 *     0.41
Net realized and
  unrealized gain (loss)
  on investments,
  financial futures and
  swap contracts and
  foreign currency
  related transactions        0.17     (0.15)     (0.17)     0.28      0.43
                           -------   -------   --------  --------  --------
Total from investment
  operations                  0.28      0.46       0.29      0.80      0.84
                           -------   -------   --------  --------  --------
LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                         0.43      1.68       0.46      0.53      0.36
In excess of investment
  income, net                    -         -          -      0.00(b)     0.17
From net realized gain on
  investments, financial
  futures and swap
  contracts and foreign
  currency related
  transactions                   -         -          -         -      0.06
In excess of net realized
  gain on investments,
  financial futures and
  swap contracts and
  foreign currency
  related transactions           -         -          -      0.07         -
From capital stock in
  excess of par value            -      0.05          -         -         -
                           -------   -------   --------  --------  --------
Total distributions           0.43      1.73       0.46      0.60      0.59
                           -------   -------   --------  --------  --------
Net asset value, end of
  period                   $  8.66   $  8.81   $  10.08  $  10.25  $  10.05
                           =======   =======   ========  ========  ========
TOTAL RETURN                 3.18%     4.76%      2.90%     8.20%     8.77%
-------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                  $42,371   $71,856   $131,744  $423,966  $283,005
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)       0.30%     0.30%      0.28%     0.27%     0.42%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)       4.10%     4.86%      4.89%     5.54%     0.42%
Ratio of investment
  income, net to average
  net assets (a)             1.22%     6.38%      4.51%     5.14%     3.67%
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees                       0.44%     0.34%      0.30%     0.30%     0.16%
Portfolio Turnover            483%      627%       413%      766%      712%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b)  Rounds to less than $0.01
*    Calculation done based on average shares outstanding.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                             WORLDWIDE PORTFOLIO

                                         FOR THE YEAR ENDED,
                           ------------------------------------------------
FOR A SHARE OUTSTANDING    DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
THROUGHOUT THE PERIOD:       2001      2000      1999      1998      1997
---------------------------------------------------------------------------

PER SHARE DATA
-------------------------
Net asset value,
  beginning of period      $   8.91  $   9.12  $ 10.28   $  9.42   $  9.64

INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net         0.39 *     0.48 *    0.43 *    0.46    0.49
Net realized and
  unrealized gain (loss)
  on investments, and
  financial futures
  contracts and foreign
  currency related
  transactions                (0.27)    (0.21)   (0.98)     0.96     (0.22)
                           --------  --------  -------   -------   -------
Total from investment
  operations                   0.12      0.27    (0.55)     1.42      0.27
                           --------  --------  -------   -------   -------

LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                          0.39      0.19     0.61      0.46      0.19
In excess of investment
  income, net                     -      0.19        -         -      0.11
From net realized gain on
  investments, and
  financial futures
  contracts and foreign
  currency related
  transactions                    -         -        -      0.10         -
From capital stock in
  excess of par value             -      0.10        -         -      0.19
                           --------  --------  -------   -------   -------
Total distributions            0.39      0.48     0.61      0.56      0.49
                           --------  --------  -------   -------   -------
Net asset value, end of
  period                   $   8.64  $   8.91  $  9.12   $ 10.28   $  9.42
                           ========  ========  =======   =======   =======
TOTAL RETURN                  1.40%     3.26%   (5.38%)   15.58%     2.93%
-------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                  $158,839  $158,474  $68,581   $69,653   $82,236
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)        0.60%     0.60%    0.60%     0.60%     0.60%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)        0.60%     0.60%    0.60%     0.60%     0.60%
Ratio of investment
  income, net to average
  net assets (a)              4.50%     5.53%    4.51%     4.76%     5.21%
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees and reimbursement
  of other expenses           0.01%     0.00%+   0.03%     0.01%     0.02%
Portfolio Turnover             618%      493%     390%      668%      713%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
*    Calculation done based on average shares outstanding.
+    Rounds to less than 0.01%.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                        WORLDWIDE CORE PORTFOLIO

                                         FOR THE YEAR ENDED,
                           ------------------------------------------------
FOR A SHARE OUTSTANDING    DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
THROUGHOUT THE PERIOD:       2001      2000      1999      1998      1997
---------------------------------------------------------------------------

PER SHARE DATA
-------------------------
Net asset value,
  beginning of period      $  10.79  $  10.58  $  11.19  $  11.23  $ 10.91

INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net         0.48      0.60      0.51 *     0.59    0.53
Net realized and
  unrealized gain (loss)
  on investments, and
  financial futures
  contracts and foreign
  currency related
  transactions                 0.27      0.50     (0.53)     0.68     0.80
                           --------  --------  --------  --------  -------
Total from investment
  operations                   0.75      1.10     (0.02)     1.27     1.33
                           --------  --------  --------  --------  -------

LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                          0.58      0.89      0.59      0.70     0.59
In excess of net realized
  gain on investments,
  and financial futures
  contracts and foreign
  currency related
  transactions                    -         -      0.00 **     0.61    0.42
                           --------  --------  --------  --------  -------
Total distributions            0.58      0.89      0.59      1.31     1.01
                           --------  --------  --------  --------  -------
Net asset value, end of
  period                   $  10.96  $  10.79  $  10.58  $  11.19  $ 11.23
                           ========  ========  ========  ========  =======
TOTAL RETURN                  6.94%    10.79%    (0.19%)   11.53%   12.60%
-------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                  $219,987  $210,996  $181,535  $174,805  $80,390
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)        0.45%     0.45%     0.45%     0.45%    0.45%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)        0.45%     0.45%     0.45%     0.45%    0.45%
Ratio of investment
  income, net to average
  net assets (a)              4.38%     5.60%     4.70%     4.85%    5.29%
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees and reimbursement
  of other expenses           0.17%     0.14%     0.14%     0.13%    0.20%
Portfolio Turnover             615%      549%      404%      745%     704%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
*    Calculation done based on average shares outstanding.
**   Rounds to less than $0.01.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                         INTERNATIONAL PORTFOLIO

                                         FOR THE YEAR ENDED,
                           ------------------------------------------------
FOR A SHARE OUTSTANDING    DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
THROUGHOUT THE PERIOD:       2001      2000      1999      1998      1997
---------------------------------------------------------------------------

PER SHARE DATA
-------------------------
Net asset value,
  beginning of period      $   8.18  $   8.70  $   9.68  $  9.50   $ 10.20

INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net         0.29      0.44      0.37 *    0.48     0.50
Net realized and
  unrealized gain (loss)
  on investments, and
  financial futures
  contracts and foreign
  currency related
  transactions                (0.63)    (0.54)    (0.98)    1.21     (0.56)
                           --------  --------  --------  -------   -------
Total from investment
  operations                  (0.34)    (0.10)    (0.61)    1.69     (0.06)
                           --------  --------  --------  -------   -------

LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                          0.31      0.00(b)     0.37    0.45     0.14
In excess of investment
  income, net                     -      0.04         -     0.40         -
From net realized gain on
  investments, and
  financial futures
  contracts and foreign
  currency related
  transactions                    -         -         -     0.66      0.14
From capital stock in
  excess of par value             -      0.38         -        -      0.36
                           --------  --------  --------  -------   -------
Total distributions            0.31      0.42      0.37     1.51      0.64
                           --------  --------  --------  -------   -------
Net asset value, end of
  period                   $   7.53  $   8.18  $   8.70  $  9.68   $  9.50
                           ========  ========  ========  =======   =======
TOTAL RETURN                 (4.22%)   (0.98%)   (6.34%)  18.35%    (0.43%)
-------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                  $107,848  $121,377  $103,564  $81,705   $67,653
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)        0.60%     0.60%     0.60%    0.60%     0.60%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)        0.60%     0.60%     0.60%    0.60%     0.60%
Ratio of investment
  income, net to average
  net assets (a)              3.70%     5.18%     4.13%    4.56%     5.19%
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees                        0.06%     0.04%     0.00%(b)   0.03%   0.10%
Portfolio Turnover             659%      508%      569%   1,049%      809%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b)  Rounds to less than $0.01 or 0.01%.
*    Calculation done based on average shares outstanding.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                      EMERGING MARKETS PORTFOLIO

                                                 FOR THE YEAR ENDED,
                           ---------------------------------------------------------------
                                                                         PERIOD FROM
FOR A SHARE OUTSTANDING    DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,    AUGUST 12, 1997* TO
THROUGHOUT THE PERIOD:       2001      2000      1999      1998       DECEMBER 31, 1997
------------------------------------------------------------------------------------------

PER SHARE DATA
-------------------------
Net asset value,
  beginning of period      $  7.76   $  7.68   $   7.72  $   9.59         $  10.00

INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net        0.70 **    0.77 **     0.78 **     0.88            0.29
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  related transactions       (0.06)     0.08       0.05     (1.86)           (0.41)
                           -------   -------   --------  --------         --------
Total from investment
  operations                  0.64      0.85       0.83     (0.98)           (0.12)
                           -------   -------   --------  --------         --------

LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                         0.67      0.05       0.87      0.76             0.29
In excess of investment
  income, net                    -      0.09          -         -                -
From capital stock in
  excess of par value            -      0.63          -      0.13                -
                           -------   -------   --------  --------         --------
Total distributions           0.67      0.77       0.87      0.89             0.29
                           -------   -------   --------  --------         --------
Net asset value, end of
  period                   $  7.73   $  7.76   $   7.68  $   7.72         $   9.59
                           =======   =======   ========  ========         ========
TOTAL RETURN                 8.85%    11.41%     11.73%   (10.50%)          (1.20%) (b)
-------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                  $33,040   $49,807   $128,419  $164,709         $111,043
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense           1.07%     1.03%      1.01%     1.00%            1.03%(a)
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense           1.07%     1.03%      1.07%     1.15%            1.03%(a)
Ratio of investment
  income, net to average
  net assets                 9.21%    10.05%     10.44%    10.52%            7.87%(a)
Portfolio Turnover            421%      169%       137%      157%              16%

--------------------------------------------------------------------------------

(a)  Annualized.
(b)  Not annualized.
*    Commencement of Operations.
**   Calculations done based on average shares outstanding.

See Notes to Financial Statements.

FFTW Funds, Inc.

  Notes to Financial Statements
  DECEMBER 31, 2001

1.  ORGANIZATION

FFTW Funds, Inc. (the "Fund") was organized as a Maryland corporation on February 23, 1989 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has nineteen Portfolios, nine of which were active as of December 31, 2001. The nine active Portfolios are: U.S. Short-Term Portfolio ("U.S. Short-Term"); Limited Duration Portfolio ("Limited Duration"); Inflation-Indexed Hedged Portfolio ("Inflation-Indexed"); Mortgage-Backed Portfolio ("Mortgage"); Global Tactical Exposure Portfolio ("Global Tactical Exposure"); Worldwide Portfolio ("Worldwide"); Worldwide Core Portfolio ("Worldwide Core"), formerly Worldwide-Hedged Portfolio; International Portfolio ("International"); and Emerging Markets Portfolio ("Emerging Markets"). The Fund is managed by Fischer Francis Trees & Watts, Inc. (the "Investment Adviser").

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NET ASSET VALUE

The net asset value per share ("NAV") of each Portfolio is determined by adding the value of all of the assets of the Portfolio, subtracting all of the Portfolio's liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The NAV is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on each Business Day (as that term is defined in the Fund's registration statement) for each Portfolio, other than Mortgage, Global Tactical Exposure and Emerging Markets. The NAV of Mortgage, Global Tactical Exposure and Emerging Markets is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on the last Business Day of each month, on any other Business Days in which the Investment Adviser approves a purchase, and on each Business Day for which a redemption order has been placed.

SECURITIES

All securities transactions are recorded on a trade date basis. Interest income and expense are recorded on the accrual basis. The Fund amortizes discount or premium to interest income using the interest method on a daily basis. The Fund uses the FIFO method for determining gain or loss on sales of securities.

VALUATION

Readily marketable fixed-income securities are valued on the basis of prices provided by pricing services when such prices are believed by the Investment Adviser to reflect the fair value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. Securities for which market quotations are not readily available will be valued in good faith by methods approved by the Board of Directors. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

EXPENSES

Expenses directly attributed to each Portfolio in the Fund are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated proportionately among them based on their relative average net assets.

INCOME TAX

There is no provision for Federal income or excise tax since each Portfolio distributes all of its taxable income and qualifies or intends to qualify as a regulated investment company ("RIC") by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs.

FFTW FUNDS, INC.

  DECEMBER 31, 2001

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
At December 31, 2001, the Portfolio had the following capital loss carryforwards to offset net capital gains, to the extent provided by regulations. Net realized losses attributable to security transactions after October 31, 2001, are treated for federal income tax purposes as arising on the first day of the Portfolio's next fiscal year.

------------------------------------------------------------------
                                          CARRYFORWARD  EXPIRATION
               PORTFOLIO                     AMOUNT       DATE
------------------------------------------------------------------
U.S. Short-Term*                          $ (1,779,703)  12/31/02
                                            (1,335,380)  12/31/03
                                            (1,594,356)  12/31/04
                                            (2,647,239)  12/31/05
                                            (7,649,973)  12/31/07
                                            (1,768,493)  12/31/08
Limited Duration                              (107,184)  12/31/08
Mortgage                                   (15,330,407)  12/31/07
                                              (115,491)  12/31/08
Global Tactical Exposure                    (3,012,630)  12/31/08
                                            (6,181,045)  12/31/09
Worldwide                                   (2,805,507)  12/31/02
                                            (1,826,855)  12/31/07
Worldwide Core                              (3,801,615)  12/31/07
International                                 (151,980)  12/31/08
Emerging Markets                           (19,060,312)  12/31/06
                                           (12,968,420)  12/31/07
                                            (1,964,528)  12/31/09

*    CLCF expired unused in the amount of $57,625.

DIVIDENDS TO SHAREHOLDERS

As of December 1, 2001, it is the policy of the Portfolios, other than Short Term, to declare dividends monthly from net investment income on the last Business Day of each month; Short Term declares dividends daily from net investment income. Prior to December 1, 2001, it was the policy of the Portfolios, other than Mortgage, Global Tactical Exposure and Emerging Markets, to declare dividends daily from net investment income, while Mortgage, Global Tactical Exposure and Emerging Markets declared dividends monthly from net investment income on the last Business Day of each month.

Dividends are paid in cash or reinvested monthly for all Portfolios. Distributions from net capital gains of each Portfolio, if any, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain may not be distributed.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with U.S. Federal income tax regulations and may differ from net investment income and realized gains recorded by a Portfolio for financial reporting purposes. Differences result primarily from the treatment of foreign currency transactions, paydowns on mortgage-backed securities, and distributions in excess of net investment income and net realized securities gains, and timing differences related to recognition of income, and

FFTW FUNDS, INC.

  DECEMBER 31, 2001
gains and losses from investment transactions. To the extent that those differences which are permanent in nature result in overdistributions to shareholders, amounts are reclassified within the capital accounts based on their U.S. Federal tax basis treatment. Temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized capital gains, respectively. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital stock in excess of par.

During the year ended December 31, 2001, the Portfolios reclassified the following book to tax differences [increases (decreases)]:

------------------------------------------------------------------------------
                                                    ACCUMULATED
                                     UNDISTRIBUTED      NET      CAPITAL STOCK
                                      INVESTMENT     REALIZED    IN EXCESS OF
             PORTFOLIO               INCOME, NET     GAIN/LOSS    PAR VALUE
------------------------------------------------------------------------------
U.S. Short-Term                       $    (3,622)  $   61,511    $   (57,889)
Limited Duration                          (82,633)      82,633              -
Inflation-Indexed                          12,894      (12,894)             -
Mortgage                                  425,951     (425,951)             -
Global Tactical Exposure                3,466,873   (3,466,873)             -
Worldwide                                (476,679)   3,786,419     (3,309,740)
Worldwide Core                          1,168,793   (1,168,793)             -
International                          (1,807,212)   5,384,556     (3,577,344)
Emerging Markets                          (63,636)      63,636              -

CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gains or losses on foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends and interest recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rates.

ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, financial highlights and notes thereto. Actual results could differ from those estimates.

FFTW FUNDS, INC.

  DECEMBER 31, 2001

3.  INVESTMENT ADVISORY AGREEMENTS AND AFFILIATED TRANSACTIONS

The Fund's Board of Directors has approved investment advisory agreements (the "Agreements") with the Investment Adviser. The investment advisory fees to be paid to the Investment Adviser are computed daily at annual rates set forth below. The fees are payable quarterly for U.S. Short-Term and Worldwide, and monthly for Limited Duration, Mortgage, Inflation-Indexed, Global Tactical Exposure, Worldwide Core, International, and Emerging Markets.

From time to time, the Investment Adviser has agreed to waive its investment advisory fee and reimburse the Portfolios for any expenses (exclusive of interest, taxes, brokerage commissions and other extraordinary expenses) in excess of certain specified amounts. The table below summarizes the current investment advisory fee arrangement for the year ended December 31, 2001 (reflecting certain waivers), the investment advisory fee per the Agreements and the current expense cap as percentages of average daily net assets. All waiver and expense cap agreements are in effect until further notice.

-----------------------------------------------------------------------------
                                      INVESTMENT         CURRENT      CURRENT
                                       ADVISORY         INVESTMENT    EXPENSE
             PORTFOLIO               FEE PER AGREEMENT  ADVISORY FEE   CAP
-----------------------------------------------------------------------------
U.S. Short-Term                               0.30%          0.15%     0.25%
Limited Duration                              0.35%          0.15%     0.30%
Inflation-Indexed                             0.40%          0.20%     0.35%
Mortgage                                      0.30%          0.10%     0.25%
Global Tactical Exposure                      0.40%          0.10%     0.30%
Worldwide                                     0.40%          0.40%     0.60%
Worldwide Core                                0.40%          0.25%     0.45%
International                                 0.40%          0.40%     0.60%
Emerging Markets                              0.75%          0.75%     1.50%

Directors who are not employees of the Investment Adviser receive an annual retainer of $35,000 payable quarterly. On November 22, 1999, the directors established the position of lead independent director. The lead independent director acts as spokesperson for the remaining independent directors. The lead independent director receives additional compensation of $8,750 on an annual basis, which is payable quarterly. Directors' fees of $148,750 were allocated among the Portfolios and paid for the year ended December 31, 2001.

As of December 31, 2001, the Investment Adviser had discretionary investment advisory agreements with shareholders of the Fund that represent 51.6% of the Fund's total net assets and therefore, the investment adviser may be deemed a control person.

FFTW FUNDS, INC.

  DECEMBER 31, 2001

4.  INVESTMENT TRANSACTIONS

The cost of investments for Federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for Federal income tax purposes at December 31, 2001, for each of the Portfolios were as follows:

-------------------------------------------------------------------------------------
                                UNREALIZED    UNREALIZED                     TAX
          PORTFOLIO             APPRECIATION  DEPRECIATION      NET          COST
-------------------------------------------------------------------------------------
U.S. Short-Term                  $  878,390   $   432,042   $   446,348  $278,260,147
Limited Duration                  1,736,392       202,516     1,533,876   110,179,182
Inflation-Indexed                    19,968       240,229      (220,261)   38,882,328
Mortgage                          4,745,675     7,167,315    (2,421,640)  565,782,372
Global Tactical Exposure            210,936     2,792,426    (2,581,490)   40,886,245
Worldwide                         2,190,994     3,232,074    (1,041,080)  197,034,700
Worldwide Core                    2,512,740     4,934,646    (2,421,906)  262,340,985
International                       231,866     4,026,528    (3,794,662)  131,840,788
Emerging Markets                  1,912,397       297,767     1,614,630    29,941,965

Purchase costs and proceeds from sales of investment securities (including U.S. Government securities), other than short-term investments, for the year ended December 31, 2001 for each of the Portfolios were as follows:

---------------------------------------------------------------------------------------
                                          PURCHASE COST OF       PROCEEDS FROM SALES OF
               PORTFOLIO                  INVESTMENT SECURITIES  INVESTMENT SECURITIES
---------------------------------------------------------------------------------------
U.S. Short-Term                              $  398,784,422          $  563,448,528
Limited Duration                                205,433,872             207,296,183
Inflation-Indexed                                59,590,118              21,285,808
Mortgage                                      2,453,358,728           2,422,681,799
Mortgage (short sale transactions*)             755,074,434             779,430,157
Global Tactical Exposure                        224,700,733             256,729,403
Worldwide                                     1,166,202,310           1,142,445,230
Worldwide Core                                1,549,354,708           1,525,471,611
International                                   822,566,686             813,440,720
Emerging Markets                                164,730,197             180,856,747

*    Securities sold but not yet purchased.

Mortgage is engaged in short-selling which obligates Mortgage to borrow a security and then replace the security borrowed by purchasing it at current market value. Mortgage would incur a loss if the price of the security increases between the date of the short sale and the date on which Mortgage purchases the security to cover the short sale. Mortgage would realize a gain if the price of the security declines between those dates. While Mortgage has a borrowed security, Mortgage will maintain daily, a segregated account with a broker and/or custodian, of cash and/or liquid securities sufficient to cover its short position. At December 31, 2001, the Fund held no open short positions.

5.  FORWARD FOREIGN EXCHANGE CONTRACTS

Each Portfolio may enter into forward foreign exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings with counterparties which the

FFTW FUNDS, INC.

  DECEMBER 31, 2001

5.  FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)
Portfolio's Investment Adviser has deemed creditworthy. A forward foreign exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are valued daily, and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rate at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities and in the statement of operations as unrealized gains and losses. Realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency-related transactions in the statement of operations. The Portfolio's custodian will place and maintain cash not available for investment, U.S. Government securities, or other appropriate liquid, unencumbered securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under certain open forward foreign exchange contracts. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 2001, Global Tactical Exposure had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies, as follows:

---------------------------------------------------------------------------------------
                                                                          UNREALIZED
  CONTRACT                                        COST/                  APPRECIATION
   AMOUNT                                       PROCEEDS       VALUE     (DEPRECIATION)
---------------------------------------------------------------------------------------

FORWARD FOREIGN EXCHANGE BUY CONTRACTS
---------------------------------------------------------------------------------------
               Australian Dollar closing
      385,158  2/25/02                         $   193,655  $   196,446   $     2,791
               British Pound Sterling closing
    1,069,472  2/25/02                           1,546,947    1,551,432         4,485
               Canadian Dollar closing
      527,933  2/25/02                             333,030      330,616        (2,414)
    2,229,700  Danish Krone closing 2/25/02        268,509      266,312        (2,197)
   13,154,439  Euro closing 2/25/02             11,752,197   11,687,280       (64,917)
1,880,980,799  Japanese Yen closing 2/25/02     15,651,594   14,392,162    (1,259,432)

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
---------------------------------------------------------------------------------------
               British Pound Sterling closing
    1,258,329  2/25/02                           1,815,499    1,825,397        (9,898)
               Canadian Dollar closing
      565,434  2/25/02                             360,000      354,100         5,900
   13,765,921  Euro closing 2/25/02             12,362,877   12,230,560       132,317
  700,577,000  Japanese Yen closing 2/25/02      5,781,504    5,360,405       421,099
   18,157,033  Swedish Krona closing 2/25/02     1,709,232    1,725,656       (16,424)
                                                                          -----------
                                                                          $  (788,690)
                                                                          ===========

---------------------------------------------------------------------------------------------------------------------------
 CONTRACT          CURRENCY TO          COST/              CONTRACT      CURRENCY TO        COST/              UNREALIZED
  AMOUNT             DELIVER           PROCEEDS   VALUE     AMOUNT         RECEIVE         PROCEEDS   VALUE    APPRECIATION
---------------------------------------------------------------------------------------------------------------------------

FORWARD CROSS CURRENCY CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
88,519,275  Japanese Yen closing       $704,149  $677,298   795,000  Euro closing 2/25/02  $704,149  $706,331    $29,033
            2/25/02

FFTW FUNDS, INC.

  DECEMBER 31, 2001

5.  FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)
At December 31, 2001, Worldwide had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies, as follows:

-------------------------------------------------------------------------------------------------------------
                                                                                                UNREALIZED
  CONTRACT                                                              COST/                  APPRECIATION
   AMOUNT                                                             PROCEEDS       VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN EXCHANGE BUY CONTRACTS
-------------------------------------------------------------------------------------------------------------
    6,057,028    Australian Dollar closing 2/25/02                   $ 3,140,101  $ 3,089,326   $   (50,775)
    2,955,992    British Pound Sterling closing 2/25/02                4,279,658    4,288,115         8,457
   13,963,235    Canadian Dollar closing 2/25/02                       8,758,460    8,744,412       (14,048)
   46,041,343    Euro closing 2/25/02                                 41,195,204   40,906,194      (289,010)
4,219,316,418    Japanese Yen closing 2/25/02                         34,763,721   32,283,736    (2,479,985)

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
-------------------------------------------------------------------------------------------------------------
    1,021,429    Australian Dollar closing 2/25/02                       513,554      520,970        (7,416)
    2,451,159    British Pound Sterling closing 2/25/02                3,539,467    3,555,779       (16,312)
   11,779,851    Canadian Dollar closing 2/25/02                       7,510,033    7,377,078       132,955
   43,910,634    Euro closing 2/25/02                                 39,283,759   39,013,131       270,628
1,725,732,937    Japanese Yen closing 2/25/02                         13,752,490   13,203,666       548,824
   33,793,040    Swedish Krona closing 2/25/02                         3,168,979    3,211,712       (42,733)
                                                                                                -----------
                                                                                                $(1,939,415)
                                                                                                ===========

-----------------------------------------------------------------------------------------------------------------------------
 CONTRACT           CURRENCY TO           COST/                  CONTRACT          CURRENCY TO           COST/
  AMOUNT              DELIVER            PROCEEDS     VALUE       AMOUNT             RECEIVE            PROCEEDS     VALUE
-----------------------------------------------------------------------------------------------------------------------------

FORWARD CROSS CURRENCY CONTRACTS
-----------------------------------------------------------------------------------------------------------------------------
  8,620,000  Swiss Franc closing        $5,213,375  $5,192,323   5,875,784  Euro closing 2/25/02       $5,213,375  $5,220,438
             2/25/02
267,159,262  Japanese Yen closing        2,023,474   2,044,146   2,300,000  Euro closing 2/25/02        2,023,474   2,043,473
             2/25/02
 81,747,770  Japanese Yen closing          622,074     625,486     431,000  British Pound Sterling        622,074     625,231
             2/25/02                                                        closing 2/25/02


             UNREALIZED
 CONTRACT    APPRECIATION
  AMOUNT     (DEPRECIATION)
--------------------------------------------------------
FORWARD CRO
-----------
  8,620,000     $28,115

267,159,262        (673)

 81,747,770        (255)

                -------
                $27,187
                =======

FFTW FUNDS, INC.

  DECEMBER 31, 2001

5.  FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)
At December 31, 2001, Worldwide Core had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies, as follows:

-------------------------------------------------------------------------------------------------------------
                                                                                                UNREALIZED
  CONTRACT                                                              COST/                  APPRECIATION
   AMOUNT                                                             PROCEEDS       VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN EXCHANGE BUY CONTRACTS
-------------------------------------------------------------------------------------------------------------
    7,620,334    Australian Dollar closing 2/25/02                   $ 3,950,517  $ 3,886,676    $  (63,841)
    2,421,276    British Pound Sterling closing 2/25/02                3,509,428    3,512,430         3,002
   11,757,588    Canadian Dollar closing 2/25/02                       7,341,037    7,363,136        22,099
    5,445,248    Danish Krone closing 2/25/02                            640,000      650,373        10,373
   51,799,396    Euro closing 2/25/02                                 46,336,496   46,022,032      (314,464)
1,192,680,380    Japanese Yen closing 2/25/02                         10,000,000    9,125,691      (874,309)

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
-------------------------------------------------------------------------------------------------------------
    5,860,015    British Pound Sterling closing 2/25/02                8,456,021    8,500,843       (44,822)
   13,276,220    Canadian Dollar closing 2/25/02                       8,473,728    8,314,172       159,556
   11,992,637    Danish Krone closing 2/25/02                          1,444,113    1,432,384        11,729
   99,620,315    Euro closing 2/25/02                                 89,380,658   88,509,320       871,338
3,862,035,561    Japanese Yen closing 2/25/02                         31,245,546   29,550,032     1,695,514
   53,098,779    Swedish Krona closing 2/25/02                         4,979,395    5,046,541       (67,146)
                                                                                                 ----------
                                                                                                 $1,409,029
                                                                                                 ==========

---------------------------------------------------------------------------------------------------------------------------
 CONTRACT          CURRENCY TO           COST/                 CONTRACT          CURRENCY TO           COST/
  AMOUNT             DELIVER            PROCEEDS     VALUE      AMOUNT             RECEIVE            PROCEEDS     VALUE
---------------------------------------------------------------------------------------------------------------------------

FORWARD CROSS CURRENCY CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
10,690,000  Swiss Franc closing        $6,465,402  $6,439,203  7,286,728  Euro closing 2/25/02       $6,465,402  $6,474,014
            2/25/02

-----------------------------------------------------------------------
 CONTRACT   UNREALIZED
  AMOUNT    APPRECIATION
------------------------------------------------------------------------------------------------
FORWARD CR
----------
10,690,000    $34,811

FFTW FUNDS, INC.

  DECEMBER 31, 2001

5.  FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)
At December 31, 2001, International had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies, as follows:

-------------------------------------------------------------------------------------------------------------
                                                                                                UNREALIZED
  CONTRACT                                                              COST/                  APPRECIATION
   AMOUNT                                                             PROCEEDS       VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN EXCHANGE BUY CONTRACTS
-------------------------------------------------------------------------------------------------------------
    6,990,033    Australian Dollar closing 2/25/02                   $ 3,597,823  $ 3,565,196   $   (32,627)
    3,855,573    British Pound Sterling closing 2/25/02                5,571,938    5,593,096        21,158
    7,040,034    Canadian Dollar closing 2/25/02                       4,413,486    4,408,789        (4,697)
    4,799,172    Danish Krone closing 2/25/02                            577,935      573,207        (4,728)
   39,703,283    Euro closing 2/25/02                                 35,363,721   35,275,040       (88,681)
5,393,845,981    Japanese Yen closing 2/25/02                         44,635,984   41,270,548    (3,365,436)
   10,918,628    Swedish Krona closing 2/25/02                         1,023,964    1,037,713        13,749

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
-------------------------------------------------------------------------------------------------------------
    2,053,527    British Pound Sterling closing 2/25/02                2,968,779    2,978,953       (10,174)
    4,255,938    Canadian Dollar closing 2/25/02                       2,673,941    2,665,262         8,679
   48,036,956    Euro closing 2/25/02                                 42,727,538   42,695,679        31,859
1,795,292,499    Japanese Yen closing 2/25/02                         14,028,632   13,736,526       292,106
                                                                                                -----------
                                                                                                $(3,138,792)
                                                                                                ===========

--------------------------------------------------------------------------------------------------------------------------
CONTRACT          CURRENCY TO           COST/                 CONTRACT          CURRENCY TO           COST/
 AMOUNT             DELIVER            PROCEEDS     VALUE      AMOUNT             RECEIVE            PROCEEDS     VALUE
--------------------------------------------------------------------------------------------------------------------------

FORWARD CROSS CURRENCY CONTRACTS
--------------------------------------------------------------------------------------------------------------------------
7,690,000  Swiss Franc closing        $4,814,430  $4,794,766  5,425,749  Euro closing 2/25/02       $4,814,429  $4,820,597
           2/25/02

-------------------------------------------------------------------------------------------------------------
CONTRACT   UNREALIZED
 AMOUNT    APPRECIATION
------------------------------------------------------------------------------------------------------------------------------------
--
FORWARD C
---------
7,690,000    $25,831

Each Portfolio may enter into foreign currency transactions on the spot markets (foreign currency translations that settle in two days) in order to pay for foreign investment purchases or to convert to U.S. dollars the proceeds from foreign investment sales or coupon interest receipts. At December 31, 2001, no Portfolio had an outstanding purchase or sale of foreign currency on the spot markets.

6.  FINANCIAL FUTURES CONTRACTS

Each Portfolio may enter into financial futures contracts with counterparties which the Portfolio's Investment Adviser has deemed creditworthy, to economically hedge its interest rate risk and foreign currency risk. Risk exists to the extent that market conditions move unexpectedly. The use of futures contracts involves the risk of imperfect correlation in movement in the price of futures contracts and interest rates and to the underlying hedged assets.

Investments in financial futures contracts require the Portfolio to "mark to market" open financial futures contracts on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are

FFTW FUNDS, INC.

  DECEMBER 31, 2001

6.  FINANCIAL FUTURES CONTRACTS (CONTINUED)
closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. At December 31, 2001, the Portfolios placed U.S. Treasury Bills, other liquid securities or cash in segregated accounts for the benefit of the futures clearing broker at the Portfolio's custodian with respect to their financial futures contracts as follows:

------------------------------------------------------------------------
                                                    DECEMBER 31, 2001
                    PORTFOLIO                       COLLATERAL VALUE
------------------------------------------------------------------------
U.S. Short-Term                                          $  950,000
Mortgage                                                    997,500
Global Tactical Exposure                                     99,732
Worldwide                                                   570,000
Worldwide Core                                            1,045,000
International                                               797,859

As of December 31, 2001, US. Short-Term had the following open financial futures contracts:

---------------------------------------------------------------------------
                                                  NOTIONAL
                                                  VALUE OF     UNREALIZED
CONTRACTS                                        CONTRACTS     APPRECIATION
---------------------------------------------------------------------------

LONG FUTURES CONTRACTS:
---------------------------------------------------------------------------
     45    June 2002 Eurodollars                 $10,986,750     $13,249
                                                                 =======

As of December 31, 2001, Mortgage had the following open financial futures contracts:

---------------------------------------------------------------------------
                                                  NOTIONAL
                                                  VALUE OF     UNREALIZED
CONTRACTS                                        CONTRACTS     APPRECIATION
---------------------------------------------------------------------------

SHORT FUTURES CONTRACTS:
---------------------------------------------------------------------------
           March 2002 10-Year U.S Treasury
     76    Notes                                 $ 7,990,688     $125,951
           March 2002 2-Year U.S. Treasury
     22    Notes                                   4,597,656        4,003
           March 2002 5-Year U.S. Treasury
    255    Notes                                  26,986,172      175,220
                                                                 --------
                                                                 $305,174
                                                                 ========

FFTW FUNDS, INC.

  DECEMBER 31, 2001

6.  FINANCIAL FUTURES CONTRACTS (CONTINUED)
As of December 31, 2001, Global Tactical Exposure had the following open financial futures contracts:

-------------------------------------------------------------------------------------------
                                                                  NOTIONAL
                                                                  VALUE OF     UNREALIZED
CONTRACTS                                                         CONTRACTS    APPRECIATION
-------------------------------------------------------------------------------------------

SHORT FUTURES CONTRACTS:
-------------------------------------------------------------------------------------------
     24      March 2002 Euro Bund                                 $2,282,061     $67,009
                                                                                 =======

As of December 31, 2001, Worldwide had the following open financial futures contracts:

-----------------------------------------------------------------------------
                                                  NOTIONAL     UNREALIZED
                                                  VALUE OF     APPRECIATION
CONTRACTS                                        CONTRACTS     (DEPRECIATION)
-----------------------------------------------------------------------------

LONG FUTURES CONTRACTS:
-----------------------------------------------------------------------------
     41    March 2002 U.S. Long Bonds            $ 4,162,781      $(17,994)

SHORT FUTURES CONTRACTS:
-----------------------------------------------------------------------------
           March 2002 10-Year U.S. Treasury
    188    Notes                                  19,766,438       193,413
           March 2002 5-Year U.S. Treasury
     36    Notes                                   3,815,813       (15,935)
                                                                  --------
                                                                  $159,484
                                                                  ========

As of December 31, 2001, Worldwide Core had the following open financial futures contracts:

-----------------------------------------------------------------------------
                                                  NOTIONAL     UNREALIZED
                                                  VALUE OF     APPRECIATION
CONTRACTS                                        CONTRACTS     (DEPRECIATION)
-----------------------------------------------------------------------------

LONG FUTURES CONTRACTS:
-----------------------------------------------------------------------------
    100    March 2002 Euro BOBL                  $ 9,465,849     $(165,808)

SHORT FUTURES CONTRACTS:
-----------------------------------------------------------------------------
           March 2002 10-Year U.S. Treasury
    119    Notes                                  12,511,735        81,352
           March 2002 5-Year U.S. Treasury
     96    Notes                                  10,159,501        (1,685)
      2    March 2002 British Long Gilts             328,395         8,965
     69    March 2002 U.S. Long Bonds              7,005,656       147,857
                                                                 ---------
                                                                 $  70,681
                                                                 =========

FFTW FUNDS, INC.

  DECEMBER 31, 2001

6.  FINANCIAL FUTURES CONTRACTS (CONTINUED)
As of December 31, 2001, International had the following open financial futures contracts:

-----------------------------------------------------------------------------
                                                 NOTIONAL      UNREALIZED
                                                 VALUE OF      APPRECIATION
CONTRACTS                                        CONTRACTS     (DEPRECIATION)
-----------------------------------------------------------------------------

LONG FUTURES CONTRACTS:
-----------------------------------------------------------------------------
      5    March 2002 Euro BOBL                  $2,934,413       $(1,738)

SHORT FUTURES CONTRACTS:
-----------------------------------------------------------------------------
      5    March 2002 British Long Gilts            492,592        13,447
                                                                  -------
                                                                  $11,709
                                                                  =======

7.  CAPITAL STOCK TRANSACTIONS

As of December 31, 2001, there were 5,000,000,000 shares of $0.001 par value capital stock authorized.

Transactions in capital stock for U.S. Short-Term were as follows for the periods indicated:

----------------------------------------------------------------------------------------
                                        YEAR ENDED                   YEAR ENDED
                                     DECEMBER 31, 2001            DECEMBER 31, 2000
                                ---------------------------  ---------------------------
                                  SHARES         AMOUNT        SHARES         AMOUNT
----------------------------------------------------------------------------------------
Shares sold                     307,534,900  $2,988,368,029  420,497,053  $4,060,905,572
Shares issued related to
  reinvestment of dividends      1,291,049      12,547,623    3,296,063       31,840,381
                                -----------  --------------  -----------  --------------
System limitation               308,825,949  3,000,915,652   423,793,116   4,092,745,953
Shares redeemed                 317,161,641  3,082,158,314   452,992,618   4,375,328,214
                                -----------  --------------  -----------  --------------
Net decrease                    (8,335,692)  $ (81,242,662)  (29,199,502) $ (282,582,261)
                                ===========  ==============  ===========  ==============

Transactions in capital stock for Limited Duration were as follows for the periods indicated:

------------------------------------------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                  DECEMBER 31, 2001       DECEMBER 31, 2000
                                ----------------------  ----------------------
                                 SHARES      AMOUNT      SHARES      AMOUNT
------------------------------------------------------------------------------
Shares sold                     6,051,665  $60,251,843  3,170,629  $30,578,206
Shares issued related to
  reinvestment of dividends      592,120   5,920,742     607,207     5,883,690
                                ---------  -----------  ---------  -----------
                                6,643,785  66,172,585   3,777,836   36,461,896
Shares redeemed                 4,863,700  48,555,111   4,238,478   40,946,938
                                ---------  -----------  ---------  -----------
Net increase (decrease)         1,780,085  $17,617,474  (460,642)  $(4,485,042)
                                =========  ===========  =========  ===========

FFTW FUNDS, INC.

  DECEMBER 31, 2001

7.  CAPITAL STOCK TRANSACTIONS (CONTINUED)
Transactions in capital stock for Inflation-Indexed were as follows for the periods indicated:

----------------------------------------------------------------
                                                YEAR ENDED
                                            DECEMBER 31, 2001
                                          ----------------------
                                           SHARES      AMOUNT
----------------------------------------------------------------
Shares sold                               3,913,170  $39,676,457
Shares issued related to reinvestment of
  dividends                               120,369      1,236,376
                                          ---------  -----------
                                          4,033,539   40,912,833
Shares redeemed                           107,371      1,090,000
                                          ---------  -----------
Net increase                              3,926,168  $39,822,833
                                          =========  ===========

Transactions in capital stock for Mortgage were as follows for the periods indicated:

--------------------------------------------------------------------------------
                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 2001        DECEMBER 31, 2000
                                ----------------------  ------------------------
                                 SHARES      AMOUNT       SHARES       AMOUNT
--------------------------------------------------------------------------------
Shares sold                     6,769,740  $68,000,000  12,947,385  $127,300,000
Shares issued related to
  reinvestment of dividends     1,785,066  17,855,241   2,475,629     23,970,402
                                ---------  -----------  ----------  ------------
                                8,554,806  85,855,241   15,423,014   151,270,402
Shares redeemed                 6,568,984  66,202,557   12,615,028   125,957,367
                                ---------  -----------  ----------  ------------
Net increase                    1,985,822  $19,652,684  2,807,986   $ 25,313,035
                                =========  ===========  ==========  ============

Transactions in capital stock for Global Tactical Exposure were as follows for the periods indicated:

----------------------------------------------------------------------------------
                                       YEAR ENDED                YEAR ENDED
                                   DECEMBER 31, 2001         DECEMBER 31, 2000
                                ------------------------  ------------------------
                                  SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------
Shares issued related to
  reinvestment of dividends       268,160   $2,345,211    2,104,394   $ 18,820,915
                                ----------  ------------  ----------  ------------
                                  268,160    2,345,211    2,104,394     18,820,915
Shares redeemed                 3,527,029   30,961,318    7,020,027     63,591,407
                                ----------  ------------  ----------  ------------
Net decrease                    (3,258,869) $(28,616,107) (4,915,633) $(44,770,492)
                                ==========  ============  ==========  ============

FFTW FUNDS, INC.

  DECEMBER 31, 2001

7.  CAPITAL STOCK TRANSACTIONS (CONTINUED)
Transactions in capital stock for Worldwide were as follows for the periods indicated:

--------------------------------------------------------------------------------
                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 2001        DECEMBER 31, 2000
                                ----------------------  ------------------------
                                 SHARES      AMOUNT       SHARES       AMOUNT
--------------------------------------------------------------------------------
Shares sold                     3,618,663  $32,083,046  11,398,694  $100,183,349
Shares issued related to
  reinvestment of dividends      745,496   6,522,213      563,455      4,929,103
                                ---------  -----------  ----------  ------------
                                4,364,159  38,605,259   11,962,149   105,112,452
Shares redeemed                 3,765,104  32,930,327   1,691,978     14,972,352
                                ---------  -----------  ----------  ------------
Net increase                     599,055   $5,674,932   10,270,171  $ 90,140,100
                                ---------  -----------  ----------  ------------

Transactions in capital stock for Worldwide Core were as follows for the periods indicated:

------------------------------------------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                  DECEMBER 31, 2001       DECEMBER 31, 2000
                                ----------------------  ----------------------
                                 SHARES      AMOUNT      SHARES      AMOUNT
------------------------------------------------------------------------------
Shares sold                     3,487,674  $38,212,039  3,436,573  $36,598,979
Shares issued related to
  reinvestment of dividends     1,026,912  11,278,179   1,579,761   16,958,571
                                ---------  -----------  ---------  -----------
                                4,514,586  49,490,218   5,016,334   53,557,550
Shares redeemed                 3,999,323  43,930,358   2,606,423   28,199,406
                                ---------  -----------  ---------  -----------
Net increase                     515,263   $5,559,860   2,409,911  $25,358,144
                                =========  ===========  =========  ===========

Transactions in capital stock for International were as follows for the periods indicated:

------------------------------------------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                  DECEMBER 31, 2001       DECEMBER 31, 2000
                                ----------------------  ----------------------
                                 SHARES      AMOUNT      SHARES      AMOUNT
------------------------------------------------------------------------------
Shares sold                     4,848,518  $38,032,166  3,783,208  $30,413,703
Shares issued related to
  reinvestment of dividends      575,215   4,477,016     673,206     5,462,883
                                ---------  -----------  ---------  -----------
                                5,423,733  42,509,182   4,456,414   35,876,586
Shares redeemed                 5,948,592  46,043,685   1,514,911   12,154,121
                                ---------  -----------  ---------  -----------
Net increase (decrease)         (524,859)  $(3,534,503) 2,941,503  $23,722,465
                                =========  ===========  =========  ===========

FFTW FUNDS, INC.

  DECEMBER 31, 2001

7.  CAPITAL STOCK TRANSACTIONS (CONTINUED)
Transactions in capital stock for Emerging Markets were as follows for the periods indicated:

-----------------------------------------------------------------------------------
                                       YEAR ENDED                YEAR ENDED
                                   DECEMBER 31, 2001          DECEMBER 31, 2000
                                ------------------------  -------------------------
                                  SHARES       AMOUNT       SHARES        AMOUNT
-----------------------------------------------------------------------------------
Shares sold                     4,835,083   $37,502,003    3,737,113   $ 29,000,000
Shares issued related to
  reinvestment of dividends       557,241    4,217,760       967,878      7,417,660
                                ----------  ------------  -----------  ------------
                                5,392,324   41,719,763     4,704,991     36,417,660
Shares redeemed                 7,539,818   57,843,379    15,002,708    114,621,131
                                ----------  ------------  -----------  ------------
Net decrease                    (2,147,494) $(16,123,616) (10,297,717) $(78,203,471)
                                ==========  ============  ===========  ============

8.  REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Each Portfolio may enter into repurchase and reverse repurchase agreements. Under a repurchase agreement, a bank or securities firm which the Portfolio's Investment Adviser has deemed creditworthy (that is a dealer in U.S. Government securities reporting to the Federal Reserve Bank of New York) agrees to sell U.S. Government securities to a Portfolio and repurchase such securities from such Portfolio at a mutually agreed upon price and date. Under a reverse repurchase agreement, a primary dealer in U.S. Government securities purchases U.S. Government securities from a Portfolio and the Portfolio agrees to repurchase the securities for an agreed price at a later date. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Portfolio may decline below the price of the securities that the Portfolio is obligated to repurchase. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, such Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. When a Portfolio engages in reverse repurchase transactions, the Portfolio will maintain, in a segregated account with its custodian, cash or securities equal in value to those subject to the reverse repurchase agreement. Each Portfolio will engage in repurchase and reverse repurchase transactions with parties selected on the basis of such party's creditworthiness.

For the year ended December 31, 2001, U.S. Short Term, Mortgage, Global Tactical Exposure and International had interest expenses associated with reverse repurchase agreements of $206,238, $9,010, $795 and $1,276 respectively. The average amount of reverse repurchase agreements outstanding and the average interest rate for each Portfolio was as follows:

-------------------------------------------------------------
                                           AVERAGE    AVERAGE
               PORTFOLIO                   BALANCE    RATE
-------------------------------------------------------------
U.S. Short-Term                           $4,715,555   4.00%
Mortgage                                     177,808   4.63%
Global Tactical Exposure                      21,403   3.66%
International                                 58,520   2.15%

FFTW FUNDS, INC.

  DECEMBER 31, 2001

9.  OPTIONS TRANSACTIONS

For hedging purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is limited to the premium paid whether or not the option is exercised. In addition, each Portfolio bears the risk of a change in the market value of the underlying securities should the counterparty to an option contract fail to perform.

Put and call options purchased are accounted for in the same manner as portfolio securities. Investments in option contracts require the Portfolio to "mark to market" option contracts on a daily basis which reflects the change in the market value of the contracts at the close of each day's trading. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by such Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, also is treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

A summary of put and call options written by U.S. Short-Term for the year ended December 31, 2001 is as follows:

---------------------------------------------------------------------
                                      CALLS               PUTS
                                ------------------  -----------------
                                # OF                # OF
                                CONTRACTS PREMIUMS  CONTRACTS PREMIUMS
---------------------------------------------------------------------
OUTSTANDING, BEGINNING OF YEAR      -     $     -       -       $ -
OPTIONS WRITTEN
---------------------------------------------------------------------
90 Day EU Call, strike 95.25      665     355,180

OPTIONS CLOSED
---------------------------------------------------------------------
90 Day EU Call, strike 95.25      665     355,180
                                  ---     --------     --       ---
OUTSTANDING, END OF YEAR            -     $     -       -       $ -
                                  ===     ========     ==       ===

Net realized loss on written options transactions for the year ended December 31, 2001 was $155,254.

FFTW FUNDS, INC.

  DECEMBER 31, 2001

10.  SWAP TRANSACTIONS

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks include a possibility that no liquid market exists for these obligations, the counterparty may default on its obligation, or unfavorable changes may exist in the value of underlying securities or indices related to a swap contract. The loss incurred by the failure of a counter-party generally is limited to the net payment to be received by a Portfolio, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counter-party to a swap contract in evaluating overall potential risk.

Global Tactical Exposure entered into a swap agreement under which it agrees to pay the return of a specified global index in exchange for an interest payment based on the London Interbank Offered Rate (LIBOR). The effect of the swap is to hedge the market exposure imbedded in the Portfolio for a current market interest return, plus (or minus) any incremental return achieved in excess of the index return. This type of transaction also serves to hedge currency exposure. The index used pursuant to this hedging technique is the JP Morgan Non-U.S. Traded Total Return Government Bond Index (Unhedged) ("JP Morgan Index").

Global Tactical Exposure Portfolio records swaps contracts at the discounted present value of the expected future cash flows of the contracts provided by the counter-party. Cash paid or received is based on the spread between the monthly change of the JP Morgan Index and LIBOR. The JP Morgan Index consists of an interest expense component (recorded as an offset to interest income) and a capital component (recorded as net realized gain or loss on investments). Income received based on Libor is recorded as interest income. The Portfolio records a net receivable or payable based on the daily fluctuation between LIBOR and the JP Morgan Index. The Portfolio records unrealized gain or loss on the difference between the present value of the swaps contracts and the accrued payable or receivable.

At December 31, 2001, Global Tactical Exposure had one outstanding swap contract with Morgan Guaranty Trust Company of New York broken down into two components with the following terms:

--------------------------------------------------------------------------------------------------
 NOTIONAL    TERMINATION             PAYMENT MADE                       PAYMENTS RECEIVED
  AMOUNT        DATE               BY THE PORTFOLIO                     BY THE PORTFOLIO
--------------------------------------------------------------------------------------------------
$15,000,000    2/15/02        % change in JP Morgan Index               LIBOR minus .27%
 26,950,000    2/15/02        % change in JP Morgan Index               LIBOR minus .33%

11.  INTEREST ONLY AND PRINCIPAL ONLY SECURITIES

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the mortgage assets ("POs"), while the other class receives most, if not all, of the interest ("IOs"). POs do not pay interest, their returns are solely based on payment of principal at maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recoup its initial investment in an IO. The fair market value of these securities is unusually volatile in response to changes in interest rates. Mortgage invests in IO and PO securities whose issuers are deemed creditworthy by the Investment Adviser.

12.  SEGREGATION OF ASSETS

It is the policy of each of the Fund's Portfolios to have its custodian segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes

FFTW FUNDS, INC.

  DECEMBER 31, 2001

12.  SEGREGATION OF ASSETS (CONTINUED)
except for the initial margin of futures contracts. Therefore, the Fund's custodian has been instructed to segregate all assets on a settled basis. The Portfolios will not enter into transactions deemed to create leverage in excess of each Portfolio's ability to segregate up to 100% of its segregated settled assets.

13.  SUBSEQUENT EVENT

On February 21, 2002, the four remaining shareholders of Global Tactical redeemed all of their shares in Global Tactical. As a result, on February 26, 2002, the Board approved a resolution to dissolve Global Tactical.

On February 26, 2002, the Board approved for the Emerging Markets NAV to be calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on each Business Day (as that term is defined in the Fund's registration statement). Prior to this approval, the Emerging Markets NAV was calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on the last Business Day of each month, on any other Business Days in which the Investment Adviser approved a purchase, and on each Business Day for which a redemption order had been placed.

FFTW FUNDS, INC.

  INDEPENDENT AUDITOR'S REPORT
To the Shareholders and Board of Directors of FFTW Funds, Inc.

        We have audited the accompanying statements of assets and liabilities of FFTW Funds, Inc. (comprising U.S. Short-Term, Limited Duration, Inflation-Indexed Hedged, Mortgage-Backed, Global Tactical Exposure, Worldwide, Worldwide-Core Hedged, International, and Emerging Markets Portfolios) (the "Funds"), including the schedules of investments, as of December 31, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 22, 1999, expressed an unqualified opinion on those financial highlights.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FFTW Funds, Inc. as of December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
New York, New York
February 27, 2002

FFTW Funds, Inc.

  Directors and officers

Listed in the charts below is basic information regarding the Directors and officers of the Fund.

DISINTERESTED DIRECTORS:

------------------------------------------------------------------------------------------------------------
                                                TERM OF
                                               OFFICE(1)                                NUMBER OF PORTFOLIOS
                           POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S)   IN FUND COMPLEX
 NAME, ADDRESS, AND AGE       WITH FUND       TIME SERVED     DURING PAST FIVE YEARS    OVERSEEN BY DIRECTOR
------------------------------------------------------------------------------------------------------------
John C Head III            Director          Since June      Managing Member of                       19
c/o FFTW, Inc.                               1989            Head & Company L.L.C.
200 Park Avenue                                              since 1987, Chairman of
New York, NY                                                 the Board of ESG Re
Age: 54                                                      Limited and a director of
                                                             other private companies.

Lawrence B. Krause         Director          Since April     Professor at the                         19
c/o FFTW, Inc.                               1991            University of
200 Park Avenue                                              California -- San Diego
New York, NY                                                 ("UCSD"), La Jolla, CA
Age: 72                                                      since 1987; member of the
                                                             Council on Foreign
                                                             Relations and Journal of
                                                             Economic Research.

Saul H. Hymans             Director          Since April     Professor of Economics                   19
c/o FFTW, Inc.                               1999            and Statistics and
200 Park Avenue                                              Director of the Research
New York, NY                                                 Seminar in Quantitative
Age: 64                                                      Economics at The
                                                             University of Michigan;
                                                             member of the Michigan
                                                             faculty since 1964.

Andrea Redmond             Director          Since April     Managing Director of                     19
c/o FFTW, Inc.                               1999            Russell Reynolds
200 Park Avenue                                              Associates, Inc., an
New York, NY                                                 executive search firm,
Age: 46                                                      since 1986.

                                  OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE             HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
John C Head III            Director - ESG Re Limited
c/o FFTW, Inc.
200 Park Avenue
New York, NY
Age: 54
Lawrence B. Krause         Director - PriceSmart Inc.
c/o FFTW, Inc.
200 Park Avenue
New York, NY
Age: 72
Saul H. Hymans             N/A
c/o FFTW, Inc.
200 Park Avenue
New York, NY
Age: 64
Andrea Redmond             N/A
c/o FFTW, Inc.
200 Park Avenue
New York, NY
Age: 46

1 Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

FFTW FUNDS, INC.

INTERESTED DIRECTORS:

------------------------------------------------------------------------------------------------------------

                                                                                        NUMBER OF PORTFOLIOS
                                                TERM OF                                        IN
                                               OFFICE(1)                                  FUND COMPLEX
                           POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S)       OVERSEEN
 NAME, ADDRESS, AND AGE       WITH FUND       TIME SERVED     DURING PAST FIVE YEARS      BY DIRECTOR
------------------------------------------------------------------------------------------------------------

Onder John Olcay(2)        Chairman of the   Since February  Vice Chairman and                        19
FFTW, Inc.                 Board and         1989            Managing Director of
200 Park Avenue            President and                     FFTW, Inc. since 1983
New York, NY               CEO
Age: 65

Stephen P. Casper(2)       Director and      Vice President  Managing Director of                     19
FFTW, Inc.                 Vice President    since February  FFTW, Inc. since December
200 Park Avenue                              2001, Director  1991; Chief Financial
New York, NY                                 since November  Officer of FFTW, Inc.
Age: 52                                      1997;           since February 1990;
                                             formerly,       Chief Operating Officer
                                             Treasurer from  of FFTW, Inc. since May
                                             October         2001.
                                             1990 -
                                             November 1997

------------------------------------------------------------------------------------------------------------

                                  OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE             HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------   ---------------------
-------------
Onder John Olcay(2)        Chairman of Fischer Francis
FFTW, Inc.                 Trees & Watts (Singapore), Pte.
200 Park Avenue            Ltd., FFTW-KK, Tokyo, FFTW
New York, NY               Funds, Inc., FFTW Funds Selection,
Age: 65                    FFTW Funds Selection II and
                           Diversified Alpha; Vice Chairman
                           of FFTW, Inc. and Charter
                           Atlantic Corporation.
Stephen P. Casper(2)       Mr. Casper is also a member of the
FFTW, Inc.                 Board of Directors of: The Charter
200 Park Avenue            Atlantic Corporation, The
New York, NY               Depository Trust & Clearing
Age: 52                    Corporation, The Depository Trust
                           Company, The National Securities
                           Clearing Corporation, The Emerging
                           Markets Clearing Corporation, The
                           Government Securities Clearing
                           Corporation, The Mortgage-Backed
                           Securities Clearing Corporation,
                           FFTW Funds Selection, FFTW Funds
                           Selection II, Diversified Alpha
                           and Fischer Francis Trees &
                           Watts, Inc.

1 Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

2 Messrs. Olcay and Casper are considered "interested persons" of FFTW Funds, Inc. (the "Fund") as defined in the Investment Company Act of 1940, as amended, because of their positions with FFTW, Inc., which serves as Investment Adviser to the Fund.

FFTW FUNDS, INC.

PRINCIPAL OFFICERS:

------------------------------------------------------------------------------------------------------------

                                                                                        NUMBER OF PORTFOLIOS
                                                TERM OF                                        IN
                                               OFFICE(1)                                  FUND COMPLEX
                           POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S)       OVERSEEN
 NAME, ADDRESS, AND AGE       WITH FUND       TIME SERVED     DURING PAST FIVE YEARS      BY DIRECTOR
------------------------------------------------------------------------------------------------------------

William E. Vastardis       Treasurer         Treasurer       Managing Director and                   N/A
Investors Capital                            since November  Head of Fund
Services, Inc.                               1997;           Administration for
33 Maiden Lane, 4th floor                    formerly,       Investors Capital
New York, NY                                 Secretary from  Services, Inc. since
Age: 46                                      February 1998   1992.
                                             to May 2000

Robin Meister              Secretary         Since May 2000  General Counsel of                      N/A
FFTW, Inc.                                                   FFTW, Inc. since
200 Park Avenue                                              September 1998; joined
New York, NY                                                 FFTW, Inc. as legal
Age: 43                                                      counsel in 1997.

------------------------------------------------------------------------------------------------------------
                                  OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE             HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------   ---------------------
-------------
William E. Vastardis       N/A
Investors Capital
Services, Inc.
33 Maiden Lane, 4th floor
New York, NY
Age: 46
Robin Meister              N/A
FFTW, Inc.
200 Park Avenue
New York, NY
Age: 43

1 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

 OFFICERS & DIRECTORS AND OTHER PERTINENT INFORMATION
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS
---------------------------

Stephen P. Casper
DIRECTOR OF THE FUND AND
VICE PRESIDENT OF THE FUND

John C Head III
DIRECTOR OF THE FUND

Saul H. Hymans
DIRECTOR OF THE FUND

Lawrence B. Krause
DIRECTOR OF THE FUND

Andrea Redmond
DIRECTOR OF THE FUND

Onder John Olcay
CHAIRMAN OF THE BOARD AND
PRESIDENT OF THE FUND

William E. Vastardis
TREASURER OF THE FUND

Timothy F. Osborne
ASSISTANT TREASURER OF THE FUND

Robin S. Meister
SECRETARY OF THE FUND

Jill Grossberg
ASSISTANT SECRETARY OF THE FUND

INVESTMENT ADVISER

Fischer Francis Trees & Watts, Inc.
200 Park Avenue, 46th Floor
New York, NY 10166

SUB-ADVISER

Fischer Francis Trees & Watts
2 Royal Exchange
London, EC3V 3LS

ADMINISTRATOR

Investors Capital Services, Inc.
33 Maiden Lane, 4th floor
New York, NY 10038

DISTRIBUTOR

First Fund Distributors, Inc.
4455 East Camelback Rd.
Suite 261E
Phoenix, AZ 85018

CUSTODIAN AND FUND ACCOUNTING AGENT

Investors Bank & Trust Company
200 Clarendon St.
Boston, MA 02116

TRANSFER AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company
200 Clarendon St.
Boston, MA 02116

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

INDEPENDENT AUDITORS

KPMG LLP
757 Third Avenue, 10th floor
New York, NY 10017

--------------------------------------------------------------------------------